Trust Shares
Investment A Shares
Investment B Shares
Interfund Shares

HUNTINGTON FUNDS SEMI - ANNUAL REPORT

June 30, 2002

Money Market Funds
*Huntington Money Market Fund
*Huntington Ohio Municipal Money Market Fund
*Huntington Florida Tax-Free Money Fund
*Huntington U.S. Treasury Money Market Fund

Equity Funds	Income Funds
* Huntington Growth Fund	* Huntington Mortgage Securities Fund
* Huntington Income Equity Fund	* Huntington Ohio Tax-Free Fund
* Huntington Rotating Index Fund	* Huntington Michigan Tax-Free Fund
* Huntington Dividend Capture Fund	* Huntington Fixed Income Securities Fund
* Huntington International Equity Fund	* Huntington Intermediate Government Income Fund
* Huntington Mid Corp America Fund	* Huntington Short/Intermediate Fixed Income
* Huntington New Economy Fund	Securities Fund

[Logo of Huntington Funds]

Message from the Chief Investment Officer

Dear Shareholders:

Despite a difficult market environment, the first half of 2002 recorded strong relative performance by many of the funds in the Huntington Funds family. Our two largest and oldest equity funds, Huntington Income Equity Fund (Trust Shares) and Huntington Growth Fund (Trust Shares) both received a four star Overall Morningstar Rating in the Large Value and Large Growth categories out of 805 funds and 1,129 funds respectively as of June 30, 2002.1 The Wall Street Journal featured the Huntington Funds eight times in the Mutual Fund Scorecard section during the first half of 2002. Huntington New Economy, Huntington Mid Corp America and Huntington Dividend Capture Funds (Trust Shares), were featured in the July 8, 2002 edition of The Wall Street Journal's Category Kings feature, which reports the top ten funds as rated by Lipper Inc. in their respective categories, based on one-year performance as of June 30, 2002. Huntington New Economy Fund ranked #1 out of 390 Science and Technology funds for the one-year period; Huntington Mid Corp America Fund ranked #7 out of 218 Mid-Cap Core funds for the one-year period; Huntington Dividend Capture Fund ranked #2 out of 498 Multi-Cap Value funds for the one-year period (all one-year periods are as of June 30, 2002).

Some of the Huntington Funds other accomplishments this year include:

Bloomberg TV interviewed Bernard A. Shinkel, the portfolio manager of Huntington New Economy Fund due to the Fund's (Trust Shares) #1 ranking for the past year. The Fund's Trust shares ranked #1 out of 390 Science and Technology funds as of June 30, 2002, for the one-year period, based on Lipper Inc. Kiplinger Magazine, USA Today and Barrons all carried articles about the high ranking of this Fund.

The March 11, 2002, issue of Business Week Magazine highlighted the Huntington Mid Corp America Fund, in an article entitled: "Tech Stocks: Follow The Patents?".

The July 29, 2002 issue of U.S. News & World Report featured Huntington Income Equity Fund Trust Shares for its performance.

Money Magazine highlighted Huntington Rotating Index Fund as one of the new approaches to index fund structure.

As we invest for the second half of 2002 we are faced with numerous challenges. The erosion of investor confidence, flight of foreign capital, political machinations, potential terrorist attacks, a growing budget deficit, potential warfare in the Middle East and economic sluggishness are issues which will weigh on investor psychology. However, as in physics where every action has an equal and opposite reaction, we find that there are a number of significant positives that will also potentially influence investor behavior. Improving corporate profits, world-wide economic recovery, low inflation, low interest rates, liquidity and attractive valuations are likely to attract capital to the equity markets. We, at Huntington Funds, are committed to identifying both opportunities and vulnerabilities of the markets and positioning our Funds in the most appropriate manner. We look forward to helping you with your financial goals as you continue to invest in your future with Huntington Funds.

Very truly yours,

/s/ B. Randolph Bateman

B. Randolph Bateman
Chief Investment Officer
Huntington Asset Advisers, Inc.

(1) For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. Ratings are for the Trust Share Class; other classes will have different performance characteristics. For the 3-, 5- and 10-year periods ended 6/30/02, Huntington Income Equity Fund received 4, 4 and 3 stars, and was rated a mong 610, 442 and 149 funds, respectively. For the 3-, 5- and 10-year periods ended 6/30/2002, the Huntington Growth Fund received 4, 4 and 4 stars, and was rated among 743, 462 and 142 funds, respectively. Past performance is no guarantee of future results.

©2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar not its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

(2) Please see inside of report for performance of the funds.

Past performance is no guarantee of future results. Lipper rankings are based on total return and do not take sales charges into account.

Money Market Fund As of 6/30/02

Investment Review
Portfolio Manager: William G. Doughty, Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the total return for the Huntington Money Market Fund Trust Shares was 0.50%1 compared to the Lipper Institutional Money Market Funds Average (LIMMFA)2 total return of 0.80% for the same period. The Fund's 7-day net yield for Trust Shares was 1.00% as of June 30, 2002.

Q. Why Did The Fund Perform This Way?

A. The federal funds target rate stayed at 1.75% for the second quarter of 2002, while the short-term rate moved up during the first part of the quarter due to the expectations of an increase in the federal funds target rate. During the last part of the quarter, we saw short-term rates decline as the economy slowed and the stock market declined. The market for high quality commercial paper remained very tight for both Treasury and agency securities due to a lack of issuance by corporations.

Q. What Is Your Outlook For The Fund?

A. In response to a weakened consumer, the Federal Reserve Board will likely keep the federal funds target rate at 1.75% for a longer time period than previously forecasted. The forecast for the first rate increase has been moved forward two meetings from August 2002 to November 2002. The recent weakness in domestic spending has also resulted in downward revisions for long-term interest rates in the near term.

Commercial paper issuance has declined significantly as corporations have extended their debt structure. This has reduced the yield on high quality commercial paper, and made Treasury discount notes more attractive. The Fund intends to continue to purchase high quality commercial paper and agency discount notes with an average life of 35 to 45 days.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Total return for the six-month reporting period ended June 30, 2002, for Investment A Shares was 0.38%. For the six-month reporting period ended June 30, 2002, Investment B Shares had a total return based on offering price (i.e. less any applicable sales charge) of (4.87)%. Investment B Shares carry a 5.00% maximum contingent deferred sales charge applicable to shares redeemed within six years of their purchase. 7-day net yield for Investment A and Investment B Shares was 0.75% and 0.25%, respectively, as of June 30, 2002. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings.

(2) The LIMMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The index is unmanaged and investments cannot be made in an index.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Ohio Municipal Money Market Fund As of 6/30/02

Investment Review
Portfolio Manager: Kathy Stylarek, Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the Huntington Ohio Municipal Money Market Fund Trust Shares had a total return of 0.42%.1 This compared to a 0.50% total return for the Lipper Ohio Tax-Exempt Money Market Funds Average (LOTEMMFA)2 for the same period. The 7-day net yield for the Trust Shares was 0.71% as of June 30, 2002.

Q. Why Did The Fund Perform This Way?

A. The Fund has maintained an average weighted maturity of approximately 60 days. The short end of the market has experienced some volatility and the Fund has adapted to this environment. The Fund looks to provide the most competitive yields from the current market conditions. Yields on the short end of the yield curve have come down dramatically. The Fund has attempted to lock in the best yield possible without sacrificing quality and predictability of income. The Ohio Municipal Money Market Fund has continued to provide non-AMT income.3

Q. What Is Your Outlook For The Fund?

A. Looking ahead to the third and fourth quarters of 2002, the new issue market is expected to become more active. This should help satisfy some of the pent-up demand. The Fund looks to remain neutral in this environment on its days to maturity. We believe that this may offer a more predictable return without extending the portfolio too far out on the short-term yield curve, which would create volatility. Much of the current news mentions that municipalities need to raise money to meet their current budget requirements, a situation mostly brought on by the economy. This should offer more investment opportunities for the Fund in the future.

(1) Past performance is no guarantee of future results. Total return for the six-month reporting period ended June 30, 2002, for Investment A Shares was 0.30%. 7-day net yield for Investment A Shares was 0.46% as of June 30, 2002. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings.

(2) The LOTEMMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The index is unmanaged and investments cannot be made in an index.

(3) Income may by subject to the federal alternative minimum tax.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Florida Tax-Free Money Fund As of 6/30/02

Investment Review
Portfolio Manager: Kathy Stylarek, Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the Huntington Florida Tax-Free Money Fund Trust Shares had a total return of 0.34%.1 This compared to a 0.46% total return for the Lipper Other States Tax-Exempt Money Market Funds Average (LOSTEMMFA)2 for the same period. The 7-day net yield was 0.54% for Trust Shares as of June 30, 2002.

Q. Why Did The Fund Perform This Way?

A. The Fund has maintained an average weighted maturity of approximately 60 days. The short end of the market experienced some volatility and the Fund adapted to this environment. The Fund attempts to provide the competitive yields from the current market conditions. Yields on the short end of the yield curve have come down dramatically. The Fund has attempted to lock in the best yield possible without sacrificing quality and predictability of income. The Florida Tax-Free Money Fund has continued to provide non-AMT income.3

Q. What Is Your Outlook For The Fund?

A. Looking ahead to the third and fourth quarters of 2002, the new issue market is expected to become more active. This should help satisfy some of the pent-up demand. The Fund looks to remain neutral in this environment on its days to maturity. We believe that this may offer a more predictable return without extending the portfolio too far out on the short-term yield curve, which would create volatility. Much of the current news mentions that municipalities need to raise money to meet their current budget requirements, a situation mostly brought on by the economy. This should offer more investment opportunities for the Fund in the future.

(1) Past performance is no guarantee of future results. Total return for the six-month reporting period ended June 30, 2002, for Investment A Shares was 0.22%. 7-day net yield for Investment A Shares was 0.30% as of June 30, 2002. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings.

(2) The LOSTEMMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The index is unmanaged and investments cannot be made in an index.

(3) Income may by subject to the federal alternative minimum tax.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

U.S. Treasury Money Market Fund As of 6/30/02

Investment Review
Portfolio Manager: William G. Doughty, Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the total return for the Huntington U.S. Treasury Money Market Fund Trust Shares was 0.56%1 compared to the Lipper Institutional Money Market Funds Average (LIMMFA)2 total return of 0.73%. The 7-day net yield was 1.08% for Trust Shares as of June 30, 2002.

Q. Why Did The Fund Perform This Way?

A. The federal funds target rate remained at 1.75% for the second Quarter of 2002, while short-term rates for Treasury securities increased during the first part of the quarter with the expectations of an increase to the federal funds target rate. During the last part of the quarter we saw short-term rates decline, as the economy slowed and the stock market declined. We also saw an increased demand for high quality securities as investors were concerned with industry accounting practices.

Q. What Is Your Outlook For The Fund?

A. In response to a weakened consumer, the Federal Reserve Board will likely keep the federal funds target rate at 1.75% for a longer time than previously forecasted. The forecast for the first rate increase has been moved forward two meetings from August 2002 to November 2002. The recent weakness in domestic spending has also resulted in downward revisions in the forecast for long-term interest rates in the near term. The Fund intends to continue to use a mix of repurchase agreements and Treasury notes and bills with an average life of 35 to 45 days.

(1) Past performance is no guarantee of future results. Total return for the six-month reporting period ended June 30, 2002, for Investment A Shares was 0.43%. 7-day net yield for Investment A Shares was 0.83% as of June 30, 2002. Yield will vary. Yields quoted for money market funds most closely reflect the fund's current earnings.

(2) The LIMMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The index is unmanaged and investments cannot be made in an index.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Growth Fund As of 6/30/02

Investment Review
Portfolio Manager: James J. Gibboney, Jr., CFA,
Vice President

Q. How Did The Fund Perform?

A. The objective of the Huntington Growth Fund is to achieve long-term capital appreciation primarily by investing in common stocks. We emphasize those companies which appear to demonstrate superior earnings and dividend growth characteristics, quality balance sheets and perceived potential for capital gains. For the six-month reporting period ended June 30, 2002, the total return for Trust Shares was (14.96)%.1 In comparison, the total return for the Lipper Large Cap Growth Funds Average (LLCGFA) was (18.68)% and the total return for the Standard & Poor's 500 Index (S&P 500) was (13.40)% for the same period.2

Q. Why Did The Fund Perform This Way?

A. Large capitalization growth stocks continued to struggle throughout the last quarter. It is in the large-cap arena where much of the infectious greed seen in Enron, Tyco and WorldCom has occurred. This has no doubt affected the investor psyche and has driven many equity investors either out of the market entirely, or at least out of the large-cap arena. We continued to emphasize those companies that we believe exhibit quality and consistency -- where a credibility premium seems to be warranted. We believe that when growth stocks re-emerge, those companies will be the ones investors will flock to.

Q. What Is Your Outlook For The Fund?

A. Hopefully, we are seeing the worst of this crisis of confidence. We believe that the system will slowly be repaired, as reforms are put in place and as company CEOs verify the accuracy of their financial statements to the SEC by August 14, 2002. The environment for equity investments should improve, but this could take some time. Assuming no more extraneous shocks to the system, the stock market has a chance of improving over the course of the next twelve months. And when investors return to the market, growth stocks should receive some allocation from those dollars.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period ended June 30, 2002, based on offering price (i.e. less any applicable sales charge) for Investment A Shares was (19.92)%. Investment A Shares have a 5.75% maximum front-end sales charge. For the six-month reporting period ended June 30, 2002, Investment B Shares had a total return based on offering price of (19.49)% and carry a 5.00% maximum contingent deferred sales charge applicable to shares redeemed within six years of their purchase.

(2) The LLCGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. These indexes are unmanaged and investments cannot be made in an index.

Income Equity Fund As of 6/30/02

Investment Review
Portfolio Manager: James M. Buskirk, CFA,
Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the Huntington Income Equity Fund produced a total return of 1.69% for Trust Shares.1 In comparison, this was a period in which the total return for the broad-based Standard & Poor's 500 Index (S&P 500) was (13.40)%.2

Q. Why Did The Fund Perform This Way?

A. One reason for the Fund's performance lies in the fact that it pays monthly cash dividends to shareholders. In sharply declining markets like the one we've experienced lately, dividends provide a small positive return, similar to being given a head start in a race. Secondly, dividends provide investors with a sense of certainty that is welcome amidst the continuing concern over accounting irregularities. A third reason might be a renewed interest in dividend-paying common stocks as investors moved away from the high-flying technology stocks they purchased in the late 1990s. Each of these factors was reflected in the Fund's above-average performance.

Q. What Is Your Outlook For The Fund?

A. Near-term forecasts are almost always treacherous, but it's safe to project that this Fund will continue to focus on attempting to provide a high dividend payout to its shareholders. That said, the Fund could underperform the broad market averages if we were to return to a technology stock-led rally that we witnessed in 1999 and early-2000. Should stock prices remain under pressure, however, we believe the Fund's high dividend yield and low underlying valuations should benefit performance. Similarly, if the market were to follow the economy's lead and rotate into favoring its more cyclical sectors, we believe the Fund would remain competitive.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period ended June 30, 2002, based on offering price (i.e. less any applicable sales charge) for Investment A Shares was (4.26)%. Investment A Shares have a 5.75% maximum front-end sales charge. For the six-month reporting period ended June 30, 2002, Investment B Shares had a total return based on offering price of (3.66)% and carry a 5.00% maximum contingent deferred sales charge applicable to shares redeemed within six years of their purchase.

(2) The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made in an index.

Rotating Index Fund As of 6/30/02

Investment Review
Portfolio Manager: Paul C. Koscik, CFP, Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the total return for the Huntington Rotating Index Fund was (2.22)% for Trust Shares.1 This compared favorably to the total returns of (11.75)% for the Lipper Multi-Cap Core Funds Average (LMCCFA) and (13.40)% for the Standard & Poor's 500 Index (S&P 500) for the same period.2 This Fund will continue to use the S&P 500 as its comparative broad-based market index benchmark.

Q. Why Did The Fund Perform This Way?

A. The second quarter of 2002 saw a continuation of the bear market in large-cap stocks in general and in the S&P 500 in particular. As investors sold their large-cap holdings, they sought alternative equity investments to help diversify their equity portfolios and potentially reduce risk. Because of their lower valuations, their historical outperformance following recessions and the low cost of capital created by low interest rates, small-cap stocks were a prime beneficiary of this reallocation.3

Q. What Is Your Outlook For The Fund?

A. On January 3, 2002, the Index that the Fund strives to emulate was switched from the large-cap index of the S&P 500 to the small-cap index of the Russell 2000 Index (RUS2).4 This rotation was based on our belief that small-cap stocks would out-perform large-cap stocks in 2002. The Fund continues to strive to outperform the S&P 500, as evidenced by the more than 1000 basis points outperformance for the six-month reporting period ended June 30, 2002. At this time, it is our belief that the conditions that were conducive to outperformance in the first half of the year will persist for the balance of the year.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period ended June 30, 2002, based on offering price (i.e. less any applicable sales charge) for Investment A Shares was (3.84)%. Investment A Shares have a 1.50% maximum front-end sales charge.

(2) The LMCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. These indexes are unmanaged and investments cannot be made in an index.

(3) Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

(4) The RUS2 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and investments cannot be made in an index.

Dividend Capture Fund As of 6/30/02

Investment Review
Portfolio Managers: Randy Bateman, CFA, Chief Invest-
ment Officer & Kirk Mentzer, Senior Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the Huntington Dividend Capture Fund produced a total return of 4.58% for Trust Shares.1 During this period, the Lipper Multi-Cap Value Funds Average (LMCVFA) returned (7.81)%, while the Standard & Poor's 500 Index (S&P 500) returned (13.40)% for the same period.2 In terms of measuring performance against an unmanaged index, we have created a custom index, the Dividend Capture Indices Blend (DCIB).3 The DCIB produced a total return of 2.13% for the six-month reporting period ended June 30, 2002.

Q. Why Did The Fund Perform This Way?

A. Security selection was the primary driver of performance during this period. Secondarily, the Fund relies upon an active management style while seeking to produce an above average dividend yield. We frequently purchase stocks prior to their payment of dividends and sell shortly after the income has been received. This technique has allowed us to significantly boost income and improve overall returns. Generally speaking, during the six-month reporting period ended June 30, 2002, the best performing stocks held the following characteristics: high quality, attractive valuation metrics and smaller company size. In particular, Real Estate Investment Trusts (REITs)4 performed exceptionally well due to their stable earnings, high dividend yields and lack of accounting issues.

Q. What Is Your Outlook For The Fund?

A. After surging 6.1% in the first quarter, we forecast that Gross Domestic Product (GDP) will continue expanding at a more moderate rate of 2.5% to 4.0% for the remainder of 2002. The lowest federal funds target rate in four decades, stable petroleum prices, a mortgage refinancing boom, a solid real estate market, low current inflation and Federal tax cuts remain the driving forces behind the continued forecast for an uninterrupted economic recovery in 2002 and 2003. Economic profits (those actually reported in tax returns) continued to surge during the period, making stocks undervalued by several measures. What seems to be ailing the market is investor attitudes or psychology. Ultimately, we believe that the fundamentals matter and equity markets will recover as investors recognize the earnings story and can make sense of the negative factors. Sectors expected to perform well currently include economically sensitive areas such as Consumer Discretionary, Industrials, Materials and Information Technology. Our less favored areas currently include Health Care, Telecommunications, Consumer Staples and Utilities. While we manage the Fund for total return, our focus remains on dividend yields, which should continue to help lower the overall portfolio volatility.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period ended June 30, 2002, based on offering price (i.e. less any applicable sales charge) for Investment A Shares was (1.58)%. Investment A Shares have a 5.75% maximum front-end sales charge. For the six-month reporting period ended June 30, 2002, Investment B Shares had a total return based on offering price of (0.78)% and carry a 5.00% maximum contingent deferred sales charge applicable to shares redeemed within six years of their purchase.

(2) The LMCVFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. These indexes are unmanaged and investments cannot be made in an index.

(3) The DCIB is a blend of index total returns that represent the Fund's allocation in the market sectors. The blend is comprised of 33.33% Morgan Stanley REIT Index, 33.33% Merrill Lynch Fixed Rate Preferred Index and 33.33% Standard & Poor's 500/Barra Value Index. The Indices are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. These indexes are unmanaged and investments cannot be made directly in them.

(4) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

International Equity Fund As of 6/30/02

Investment Review
Portfolio Manager: Madelyn M. Matlock, CFA,
Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the total return for the Huntington International Equity Fund was (0.78)% for Trust Shares.1 This compared to a total return for the Morgan Stanley Capital International Europe Australasia and Far East Index (EAFE) of (1.38)% and a total return of (1.62)% for the Lipper International Funds Average (LIFA) for the same period.2

Q. Why Did The Fund Perform This Way?

A. International equity markets continued to outpace U.S. stocks in the second quarter of 2002 after a 10% boost in the value of both the euro and the yen.3 The EAFE fell 2.1% during the second quarter. European stocks dragged the index, falling by 4.5%, as some of the most heavily weighted stocks caught the "bad company" disease -- the illness that causes the victim to come down with too much debt or too many unauditable financial statements. Asian stocks did relatively better, mainly on the 6.5% gain in the Japanese market. Stocks in Japan benefited from indications that the economy is starting to improve, along with continued corporate restructuring. An analysis of earnings estimates momentum shows that the force is with Japan, with a positive revision pattern, versus more negative patterns for the United States and Europe.

Information Technology and Telecommunications continued to be the worst performing sectors in global markets, while Consumer Staples, Materials and Utilities posted small gains. This pattern of sector performance has persisted for the last several quarters. Investors owned too much Telecommunication and Information Technology, and are now unsure of how to correctly value these stocks given the uncertainty in their industries. The Consumer Staples and Materials stocks, on the other hand, offer a more certain stream of cash flow and dividends, along with reasonable valuations to jittery investors.

The U.S. dollar fell 13% against the euro and 11% against the yen during the second quarter of 2002, which boosted the performance of the EAFE. The dollar is suffering from the corporate fall from grace, but the main problem is that the flow of capital to finance U.S. deficits is getting tighter. Recent estimates show that foreigners own about 13%, or $1.75 trillion, of the U.S. market value of stocks. This is more than the total value of all emerging country stock markets, and compares to European market value of $7.3 trillion and Japan's $2.7 trillion. There is scant evidence that the $1.75 trillion is being withdrawn, but it certainly is not growing. The U.S. Treasury will be stepping up its financing activity, which will also divert overseas inflows.

The Fund benefited from a full participation in the rise in Japanese stocks, and lower exposure to European equities. Also, the Fund had a higher exposure to consumer staples and materials stocks, two groups that did relatively better. On the negative side, the Fund had some stock in the Telecommunications sector, which performed poorly.

International Equity Fund Continued

Investment Review

Q. What Is Your Outlook For The Fund?

A. "Financial statements are like fine perfume; to be sniffed, but not swallowed."

Abraham Brillof, Professor of Accounting, Baruch College

A year ago, the conventional wisdom said that the U.S. economy would recover during the year, bringing the equity markets with it, and this would be the necessary push for the rest of the world's markets. Since then, investor confidence has suffered two attacks, the first by terrorists, and the second by corporate chief executives. Arguably, the CEO attack is worse in that it lessened investor's trust in the stock market, and trust is necessary for the market to function effectively. Two other groups made the CEO attack possible, an analyst community that forgot its primary role, along with investors who forgot that extraordinary risk goes along with extraordinary return. The result is that investors have been disconnected from the global economic recovery. The transmission device, the capital market, has been disrupted by those both inside and outside of the system. It may take time before good news at the company level becomes good news in the markets. The U.S. market is the focus of this dysfunction, and geographic distance is now a plus, not a minus.

A decade ago, bond market investors became "vigilantes" who swiftly and effectively punished any move by companies, the government or the Federal Reserve Board that did not assure sound financial practices and lower inflation. These investors voted with their dollars, pounds and yen, and their votes were counted. The stock market's posses are forming, the first one led by Warren Buffet, who prevailed upon Coca-Cola and New York Times Corp. to account for stock option grants as expenses before Congress was finished arguing about it. Other companies will watch and learn how to make investors want to buy their stocks again.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period ended June 30, 2002, based on offering price (i.e. less any applicable sales charge) for Investment A Shares was (6.64)%. Investment A Shares have a 5.75% maximum front-end sales charge. For the six-month reporting period ended June 30, 2002, Investment B Shares had a total return based on offering price of (6.12)% and carry a 5.00% maximum contingent deferred sales charge applicable to shares redeemed within six years of their purchase.

(2) The EAFE is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the Morgan Stanley Capital International (MSCI) universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. The LIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The indexes are unmanaged and investments cannot be made in an index.

(3) International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

Mid Corp America Fund As of 6/30/02

Investment Review
Portfolio Manager: Christopher M. Rowane, CFA, Senior Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the Huntington Mid Corp America Fund produced a total return of (1.83)% for Trust Shares,1 well outpacing the Russell Midcap Index total return of (6.34)%, and the Lipper MidCap Core Funds Average (LMCCFA) total return of (7.68)% for the same period.2

Q. Why Did The Fund Perform This Way?

A. The Fund's performance was the result of the timing of purchases during a volatile period, as well as a successful sector strategy of over-weighting the Consumer Discretionary sector and under-weighting the Finance and Utilities sectors. Security selection, as well as a focus on the smaller capitalization companies within the mid- and small-cap universe added to the incremental returns.3

Q. What Is Your Outlook For The Fund?

A. The outlook for the next quarter appears positive for the economic recovery with small- and mid-cap stocks leading the charge. Historically, small- and mid-cap stocks have outperformed large-cap stocks in each of the 12-month recovery periods after the three previous bear markets.4 This presents us with an opportunity, as we believe the second half of the rally remains. At this time, our intention is to maintain the portfolio's tilt towards growth names as well as smaller capitalization opportunities. Sector strategies will likely be focused on Technology, Consumer and Industrial holdings, and continued underweighting in Utilities and Telecommunications. As individual security volatility persists, the attempt to select high-quality holdings will continue with great due diligence. The Fund's multi-screen process will review holdings for risk as well as return. Continued diversification of holdings should also help to reduce the portfolio volatility, as earnings volatility and political events persist.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period ended June 30, 2002, based on offering price (i.e. less any applicable sales charge) for Investment A Shares was (7.55)%. Investment A Shares have a 5.75% maximum front-end sales charge. For the six-month reporting period ended June 30, 2002, Investment B Shares had a total return based on offering price of (7.11)% and carry a 5.00% maximum contingent deferred sales charge applicable to shares redeemed within six years of their purchase.

(2) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The LMCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The index is unmanaged and investments cannot be made in an index.

(3) Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

(4) Small-cap stocks are represented by the total returns for the Russell 2000 Price Index, mid-cap stocks by the total returns for the S&P 400 Index and large-cap stocks by the S&P 500 Index.

New Economy Fund As of 6/30/02

Investment Review
Portfolio Manager: Bernard A. Shinkel, Ph.D., Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the Huntington New Economy Fund Trust Shares produced a total return of 0.10%.1 The Fund performed favorably when compared to the (33.76)% total return for the Science & Technology group of mutual funds based upon the Lipper Science and Technology Funds Average (LSTFA)2 for the same period. The Fund also outperformed the Standard & Poor's 500 Index (S&P 500),3 by more than 13%, as that index experienced a total return of (13.40)%.

Q. Why Did The Fund Perform This Way?

A. In part, we have avoided the many pitfalls in today's market environment by being highly diversified (over 175 holdings) and focused on the mid- and small-cap segments. We believe that this gives us less exposure to the risk of high valuations; profit disappointments; accounting gimmickry and other management follies; exploitation by trial lawyers; and some of the vulnerabilities of the New Economy -- namely, the greater importance of trust and reputation in a world where value is based upon intellectual assets, as opposed to physical assets.

More generally, the Fund has taken a unique approach to "tech investing." The mandate of the Fund is broad enough to invest in the leading creators and implementers of science and technology when stock market conditions appear to favor such investments.4

Q. What Is Your Outlook For The Fund?

A. We maintain our belief that the power of the "New Approach" of the New Economy Fund should help our goal to outperform relevant equity benchmarks. Until we see the resumption of the bull market, that is the best that we can expect.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period ended June 30, 2002, based on offering price (i.e. less any applicable sales charge) for Investment A Shares was (5.87)%. Investment A Shares have a 5.75% maximum front-end sales charge. For the six-month reporting period ended June 30, 2002, Investment B Shares had a total return based on offering price of (5.19)% and carry a 5.00% maximum contingent deferred sales charge applicable to shares redeemed within six years of their purchase.

(2) The LSTFA represents the average of the total returns reported by all of the mutual funds by Lipper Inc. as falling into the respective categories indicated. The index is unmanaged and investments cannot be made in an index.

(3) The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and investments cannot be made in an index.

(4) Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, the Fund may be subject to specific risks of the technology sector, such as obsolescence.

Mortgage Securities Fund As of 6/30/02

Investment Review
Portfolio Manager: William G. Doughty,
Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the Huntington Mortgage Securities Fund had a total return of 6.37% for Trust Shares1 compared to the Lipper U.S. Mortgage Funds Average (LUSMFA)2 return of 4.16% for the same period.

Q. Why Did The Fund Perform This Way?

A. The Mortgage Securities Fund's performance was largely due to the strong performance of mortgage-backed securities during the second quarter, which performed most favorably of all the fixed income markets. We also lowered our position in Real Estate Investment Trusts (REITs)3 during the last quarter as returns for REITs were negative for the quarter. Overall, the first half of 2002 was positive for both mortgage-backed securities and REITs.

Q. What Is Your Outlook For The Fund?

A. The Mortgage Securities Fund will look to add mortgage-backed securities in both the 15- and 30-year maturity ranges. With spreads reaching attractive levels, but actual volatility in the market appearing likely to remain relatively high, we will look to add mortgages with better convexity than average. It is likely that a focus on mortgages with low loan balances and selected 15-year mortgages makes sense to us going forward.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period ended June 30, 2002, based on offering price (i.e. less any applicable sales charge) for Investment A Shares was 1.01%. Investment A Shares have a 4.75% maximum front-end sales charge.

(2) The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The index is unmanaged and investments cannot be made in an index.

(3) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

Ohio Tax-Free Fund As of 6/30/02

Investment Review
Portfolio Manager: Kathy Stylarek, Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the Huntington Ohio Tax-Free Fund Trust Shares experienced a total return of 4.37%.1 The Fund outperformed the 4.03% total return for the Lipper Intermediate Municipal Debt Funds Average (LIMDFA)2 for the same period.

Q. Why Did The Fund Perform This Way?

A. In the last six months, the municipal market has seen smaller and less frequent issues. The second quarter of 2002 was not much different. Recently, more deals have come to market that continue to offer good diversification, however they have been of a smaller size. This has helped municipals retain their value better than other fixed income choices. The Ohio Tax-Free Fund has been strategically positioned to take advantage of this market. Over the last quarter we have seen a reshaping of the municipal yield curve. The long end of the market has been very volatile, offering brief opportunities to capture yield. The Fund has selectively taken advantage of these opportunities and it has benefited with good stability of principal and a steady yield production. The Fund has continued to choose from non-AMT bonds to add to the portfolio.3 This enhanced the yield and maintained diversification.

Q. What Is Your Outlook For The Fund?

A. Looking at the third and fourth quarters of 2002, the new issue market is expected to bring more deals. This should begin to satisfy the demand for more predictable investments in these uncertain times. Much of the current news mentions that municipalities need to raise money to meet their current budget requirements, a situation mostly brought on by the economy. This should help to stabilize municipal prices in the future. With interest rate forecasters predicting steady interest rates for the next few quarters, we have attempted to position the Fund to take advantage of this environment.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period ended June 30, 2002, based on offering price (i.e. less any applicable sales charge) for Investment A Shares was (0.73)%. Investment A Shares have a 4.75% maximum front-end sales charge.

(2) The LIMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The index is unmanaged and investments cannot be made in an index.

(3) Income may by subject to the federal alternative minimum tax.

Michigan Tax-Free Fund As of 6/30/02

Investment Review
Portfolio Manager: Kathy Stylarek, Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the Huntington Michigan Tax-Free Fund Trust Shares had a total return of 4.32%.1 The Fund outperformed the 3.33% total return for the Lipper Other States Intermediate Municipal Debt Funds Average (LOSIMDFA)2 for the same time period.

Q. Why Did The Fund Perform This Way?

A. In the last six months, the municipal market has seen smaller and less frequent issues. The second quarter of 2002 was not much different. Recently, more deals have come to market that continue to offer good diversification, however they have been of a smaller size. This has helped municipals retain their value better than other fixed income choices. The Fund has been strategically positioned to take advantage of this market. Over the last quarter we have seen a reshaping of the municipal yield curve. The long end of the market has been very volatile, offering brief opportunities to capture yield. The Fund has selectively taken advantage of these opportunities and it has benefited with good stability of principal and a steady yield production. The Fund has continued to choose from non-AMT bonds to add to the portfolio.3 This enhanced the yield and maintained diversification.

Q. What Is Your Outlook For The Fund?

A. Looking at the third and fourth quarters of 2002, the new issue market is expected to bring more deals. This should begin to satisfy the demand for more predictable investments in these uncertain times. Much of the current news mentions that municipalities need to raise money to meet their current budget requirements, a situation mostly brought on by the economy. This should help to stabilize municipal prices in the future. With interest rate forecasters predicting steady interest rates for the next few quarters, we have attempted to position the Fund to take advantage of this environment.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period ended June 30, 2002, based on offering price (i.e. less any applicable sales charge) for Investment A Shares was (0.75)%. Investment A Shares have a 4.75% maximum front-end sales charge.

(2) The LOSIMDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The index is unmanaged and investments cannot be made in an index.

(3) Income may by subject to the federal alternative minimum tax.

Fixed Income Securities Fund As of 6/30/02

Investment Review
Portfolio Manager: Kirk Mentzer,
Senior Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the Huntington Fixed Income Securities Fund produced a total return of 0.90% for Trust Shares.1 During this period, the Lehman Brothers Government/Credit Index (LBG/CI) experienced a total return of 3.26%.2 In terms of measuring performance against a peer group, the Lipper Intermediate Investment Grade Debt Funds Average (LIIGDFA)3 returned 2.48% for the same period.

Q. Why Did The Fund Perform This Way?

A. While an upturn in the economy has clearly continued, the financial markets have remained far from convinced that the economy is rebounding. Treasury yields declined significantly while corporate bonds suffered through more worries regarding future earnings. Compounding matters, the psychological weight of global terrorism, the declining U.S. dollar, corporate governance issues (accounting irregularities and fraud) and rating agency downgrades have all weighed heavily on the corporate bond market. Performance for corporate bonds was one of the worst on record, especially for lower grade BBB issuers in the past three months. However, there were areas of strength within the bond market. Generally speaking, the best performing groups did not have exposure to the negative factors mentioned and Treasury, U.S. government agency and municipal securities all posted strong returns (3.5 to 4.0% for the first half).

Q. What Is Your Outlook For The Fund?

A. For the balance of 2002, we anticipate Treasury yields will rise further, as the Federal Reserve Board increases short-term rates later this year and economic growth expands toward our forecasted 4.0% rate. A likely side effect should be a "flatter" yield curve (difference in short- and long-term yields narrows). In order of preference, our favorite sectors at this time are Corporate, Mortgage, Municipal and Agency securities. Corporate bonds should benefit from a stronger economy, improving corporate profits and ample risk premiums (yields compared to Treasurys are still quite high). Favored industries currently include Consumer Cyclical, Capital Goods, Materials and Electric Utilities.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period ended June 30, 2002, based on offering price (i.e. less any applicable sales charge) for Investment A Shares was (4.03)%. Investment A Shares have a 4.75% maximum front-end sales charge. For the six-month reporting period ended June 30, 2002, Investment B Shares had a total return based on offering price of (4.31)% and carry a 5.00% maximum contingent deferred sales charge applicable to shares redeemed within six years of their purchase.

(2) The LBG/CI is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten year periods and year-to-date. The index is unmanaged and investments cannot be made in an index.

(3) The LIIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The index is unmanaged and investments cannot be made in an index.

Intermediate Government Income Fund As of 6/30/02

Investment Review
Portfolio Manager: William G. Doughty, Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the Intermediate Government Income Fund had a total return of 3.75% for Trust Shares,1 compared to a 3.22% total return for the Lipper Short-Intermediate Government Funds Average (LSIGFA).2

Q. Why Did The Fund Perform This Way?

A. During the first half of the year, the fixed income market performed quite well. In the second quarter, mortgage-backed securities performed the best of all of the fixed income sectors. Federal agency securities also turned in good performance and the 7-10 year sector performed best on the yield curve. The Fund increased exposure to the mortgage market and was overweighted in the 7-10 year sector, which contributed to the solid performance of the Fund.

Q. What Is Your Outlook For The Fund?

A. We believe that the Fund should continue to be an attrative investment. We will attempt to keep the exposure to mortgage-backed securities at the same level and allow the Fund to shorten its average maturity due to the expectation of higher interest rates during the second half of the year. Mortgage-backed securities should benefit from lower volatility, rising interest rates and a flattening of the yield curve.

(1) Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the six-month reporting period ended June 30, 2002, based on offering price (i.e. less any applicable sales charge) for Investment A Shares was (1.30)%. Investment A Shares have a 4.75% maximum front-end sales charge.

(2) The LSIGFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The index is unmanaged and investments cannot be made in an index.

Short/Intermediate Fixed Income Securities Fund As of 6/30/02

Investment Review
Portfolio Manager: William G. Doughty, Vice President

Q. How Did The Fund Perform?

A. For the six-month reporting period ended June 30, 2002, the Huntington Short/Intermediate Fixed Income Securities Fund Trust Shares had a total return of 1.10%. This compared to a total return of 2.26% for the Lipper Short-Intermediate Investment Grade Debt Funds Average (LSIIGDFA)2 for the same period.

Q. Why Did The Fund Perform This Way?

A. The Fund had a shorter average weighted maturity than its peers and had an over-weighting in corporate bonds. During the second quarter, corporate bonds continued to have a negative effect on the Fund's performance due to both earnings and accounting concerns in the corporate sector.

Q. What Is Your Outlook For The Fund?

A. The Fund will continue to look to add corporate bonds with strong credit fundamentals and an improving profit trend. We will continue to review the credit of the securities held by the Fund with the goal of increasing the overall credit quality of the portfolio. If we experience improving earnings growth in the third quarter, the performance of corporate bonds should recover.

(1) Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The LSIIGDFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the respective categories indicated. The index is unmanaged and investments cannot be made in an index.

Huntington Money Market Fund

June 30, 2002 (Unaudited)

Principal Amount		Value
U.S. Government Agency -- 74.5%
Federal Farm Credit Bank -- 3.8%
$15,000,000	1.760%, 7/9/02	$14,994,133
15,000,000	1.785%, 7/10/02	14,993,288

		29,987,421

Federal Home Loan Bank -- 12.8%
11,424,000	1.750%, 7/17/02	11,415,216
15,000,000	1.760%, 7/26/02	14,981,875
15,000,000	1.710%, 8/2/02	14,977,200
15,000,000	1.770%, 8/7/02	14,973,021
15,000,000	1.730%, 8/16/02	14,967,225
15,000,000	1.750%, 9/13/02	14,946,042
15,000,000	1.790%, 12/11/02	14,878,429

		101,139,008

Federal National Mortgage Association -- 49.6%
25,000,000	1.730%, 7/3/02	24,997,504
18,600,000	1.750%, 7/11/02	18,590,958
10,000,000	1.740%, 7/18/02	9,991,783
10,000,000	1.930%, 7/24/02	9,987,669
15,000,000	1.830%, 7/29/02	14,978,650
25,000,000	1.750%, 7/31/02	24,963,458
15,000,000	1.900%, 8/1/02	14,975,975
15,000,000	1.740%, 8/5/02	14,974,625
15,000,000	1.810%, 8/8/02	14,971,183
15,000,000	1.880%, 8/9/02	14,969,450
15,000,000	1.800%, 8/14/02	14,967,917
15,000,000	1.990%, 8/15/02	14,962,688
10,000,000	2.030%, 8/19/02	9,972,369
20,000,000	1.730%, 8/21/02	19,950,983
15,000,000	1.740%, 8/28/02	14,957,950
15,000,000	1.830%, 9/4/02	14,951,792
15,000,000	1.740%, 9/5/02	14,952,150
10,000,000	1.850%, 9/16/02	9,960,431
15,000,000	1.780%, 9/18/02	14,943,054
15,000,000	1.780%, 9/20/02	14,939,925
15,000,000	1.730%, 9/30/02	14,934,404
12,559,000	1.830%, 10/2/02	12,499,627
10,000,000	2.160%, 10/11/02	9,938,800
15,000,000	1.750%, 10/23/02	14,916,875
15,000,000	1.850%, 10/23/02	14,912,125
15,000,000	1.860%, 11/15/02	14,893,825

		390,056,170

International Bank for Reconstruction and Development -- 1.9%
15,000,000	1.730%, 7/8/02	14,994,954

Student Loan Marketing Association -- 6.4%
20,000,000	1.810%, 8/15/02	20,000,000
15,000,000	1.790%, 9/19/02	15,000,000
15,000,000	1.790%, 10/17/02	15,000,000

		50,000,000

Total U.S. Government Agency		586,177,553

Commercial Paper -- 23.9%
Bank Holding Companies -- 3.2%
$10,000,000	National City Credit, 1.790%, 7/25/02	$9,988,067
15,000,000	National City Credit, 1.790% 8/20/02	14,962,708

		24,950,775

Bottled & Canned Soft Drinks -- 1.9%
15,000,000	Coca Cola Company, Inc., 1.790%, 8/12/02	14,969,550

Finance Services -- 3.8%
15,000,000	International Lease Finance Corp., 1.830%, 7/16/02	14,988,563
15,000,000	International Lease Finance Corp., 1.770%, 8/6/02	14,973,450

Asset Backed Securities -- 3.8%
20,000,000	New Center Asset Trust, 1.980%, 7/1/02	20,000,000
10,000,000	New Center Asset Trust, 1.810%, 9/3/02	9,967,822

		59,929,835

Food & Kindred Products -- 1.9%
15,000,000	Kraft Foods, 1.820%, 7/8/02	14,994,692

Footwear -- 1.5%
12,000,000	Nike, Inc., 1.740%, 7/30/02	11,983,180

Foreign Bank & Branches -- 2.8%
12,000,000	Toronto Dominion Holdings, 1.730%, 7/19/02	11,989,620
10,000,000	Toronto Dominion Holdings, 1.820%, 7/11/02	9,994,944

		21,984,564

Medical & Hospital Equipment -- 1.9%
15,000,000	Johnson and Johnson, 1.770%, 8/21/02*	14,962,600

Pharmaceutical Preparations -- 3.1%
9,865,000	Abbott Labs, 1.740%, 8/1/02*	9,850,219
15,000,000	Schering Corp., 1.760%, 9/5/02	14,951,600

		24,801,819

Total Commercial Paper		188,577,015

Repurchase Agreement (d) -- 1.8%
13,852,400	Morgan Stanley & Co., 1.780%, dated 6/28/02, due 7/1/02	13,852,400

Total Repurchase Agreement		13,852,400

Total (Cost $788,606,968) (a) (c)		$788,606,968

See Notes to Portfolios of Investments on page 49.

Huntington Ohio Municipal Money Market Fund

June 30, 2002 (Unaudited)

Principal Amount		Value
Municipal Bonds -- 91.6%
Ohio -- 90.5%
$75,000	Akron, OH, 5.750%, 12/1/02	$76,176
1,450,000	American Municipal Power-Ohio, Inc., 2.850%, 8/22/02	1,450,000
1,497,000	Ashland, OH, 1.950%, 3/13/03	1,499,569
1,200,000	Athens, OH, 3.050%, 7/18/02	1,200,207
1,650,000	Barberton, OH, 2.350%, 12/5/02	1,651,736
1,400,000	Bowling Green, OH, 2.100%, 3/27/03	1,401,511
570,000	Brecksville, OH, School District, 2.200%, 5/29/03	571,014
4,500,000	Bryan, OH, 2.100%, 12/5/02	4,500,000
1,000,000	Butler County, OH, 2.440%, 10/17/02	1,000,780
500,000	Butler County, OH, G.O., 2.070%, 10/17/02	500,613
1,000,000	Butler County, OH, G.O., 2.250%, 11/15/02	1,002,404
550,000	Canal Winchester, OH, 2.650%, 10/8/02	550,363
50,000	Canton, OH, (AMBAC Ins), 5.400%, 12/1/02	50,657
2,230,000	Centerville, OH, Health Care Revenue, (LOC-PNC Bank), 1.350%, 7/3/02**	2,230,000
200,000	Cleveland, OH, (MBIA Ins), 3.800%, 10/1/02	200,894
6,600,000	Cleveland, OH, Airport System, (FSA Ins), 1.150%, 7/4/02**	6,600,000
3,900,000	Cleveland, OH, Income Tax Revenue, (AMBAC Ins), 1.250%, 7/3/02**	3,900,000
1,000,000	Cleveland, OH, Waterworks, 4.500%, 1/1/03	1,014,898
50,000	Colerain Twp, OH, 3.000%, 12/1/02	50,206
130,000	Colerain Twp, OH, 3.000%, 12/1/02	130,536
320,000	Columbiana, OH, 3.000%, 9/5/02	320,197
600,000	Columbus, OH, G.O., (LOC-WestDeutsche Landesbank), 1.100%, 7/4/02**	600,000
5,200,000	Columbus, OH, Sewer, Refunding Revenue Bonds, 1.200%, 7/4/02**	5,200,000
3,900,000	Cuyahoga County, OH, Hospital, (LOC-Morgan Guarantee), 1.250%, 7/3/02**	3,900,000
1,900,000	Cuyahoga County, OH, Hospital Revenue, (Cleveland Clinic), (LOC-JP Morgan Chase Bank), 1.350%, 7/3/02**	1,900,000
500,000	Cuyahoga County, OH, Hospitals, (University Hospital Cleveland), (LOC-JP Morgan Chase Bank), 1.900%, 7/1/02**	500,000
595,000	Cuyahoga County, OH, IDA, (LOC-Marine Midland Bank), 1.450%, 7/1/02**	595,000
1,400,000	Cuyahoga County, OH, Industrial Development Revenue, (LOC-Dresdner Bank), 1.150%, 7/4/02**	1,400,000
1,600,000	Cuyahoga County, OH, Industrial Development Revenue, (LOC-Banque Paribas), 1.350%, 7/4/02**	1,600,000
125,000	Dayton, OH, G.O., (AMBAC Ins), 3.300%, 12/1/02	125,798
850,000	Englewood, OH, 2.400%, 9/18/02	850,449
1,200,000	Erie County, OH, 3.000%, 12/6/02	1,204,831
2,600,000	Evondale, OH, Industrial Development Revenue, (LOC-ABN Amro), 1.500%, 7/3/02**	2,600,000
1,190,000	Fairborn, OH, 1.890%, 3/20/03	1,191,173
2,400,000	Franklin County, OH, (LOC-Bank One), 1.650%, 7/1/02**	2,400,000
1,280,000	Franklin County, OH, Economic Development Revenue, (LOC-Bank One), 1.400%, 7/4/02**	1,280,000
1,240,000	Franklin County, OH, Economic Development Revenue, (LOC-Fifth Third Bancorp), 1.350%, 7/4/02**	1,240,000
2,395,000	Franklin County, OH, Hospital Revenue, (LOC-Morgan Guarantee), 1.250%, 7/4/02**	2,395,000
900,000	Franklin County, OH, Hospital Revenue, (Children's Hospital Project), (LOC-Bank One), 1.420%, 7/4/02**	900,000
3,990,000	Franklin County, OH, Hospital Revenue, (Doctors Ohio Health), (MBIA Ins), 1.300%, 7/4/02**	3,990,000
2,200,000	Franklin County, OH, Hospital Revenue, (Holy Cross Health Systems), (LOC-Morgan Guarantee), 1.250%, 7/4/02**	2,200,000
4,320,000	Franklin County, OH, Hospital Revenue, (U.S. Health Corp.), Series A, (LOC-Morgan Guarantee),1.250%, 7/4/02**	4,320,000
1,485,000	Franklin County, OH, Hospital Revenue,(U.S. Health Corp.), Series C, (LOC-Morgan Guarantee), 1.250%, 7/4/02**	1,485,000
750,000	Franklin County, OH, Industrial Development Revenue, (LOC-Bank One) 1.400%, 7/4/02**	750,000
2,000,000	Franklin County, OH, Revenue, 1.300%, 7/4/02**	2,000,000
630,000	Green City, OH, BAN, 3.000%,10/23/02	631,539
2,358,000	Greene County, OH, G.O., 2.000%, 5/30/03	2,365,418
130,000	Hamilton County, OH, 5.350%, 12/1/02	131,688
1,500,000	Hamilton County, OH, Economic Development, (LOC-Fifth Third Bancorp), 1.420%, 7/3/02**	1,500,000
1,200,000	Hamilton County, OH, Health Care System, (MBIA Ins), 1.290%, 7/3/02**	1,200,000
100,000	Hamilton County, OH, Hospital Facilities, 6.250%, 1/1/03 @ 102	104,194
3,050,000	Hamilton County, OH, Hospital Facility Revenue, 1.290%, 7/3/02**	3,050,000
5,600,000	Hamilton County, OH, Hospital Revenue, (Health Alliance), Series B, 1.250%, 7/3/02**	5,600,000
2,000,000	Hamilton County, OH, Revenue, (Affordable Housing), Series A, (LOC-Bank One), 1.320%, 7/4/02**	2,000,000
1,235,000	Hamilton, OH, 2.250%, 10/3/02	1,235,404
600,000	Hamilton, OH, 2.250%, 10/3/02	600,197
200,000	Hilliard, OH, School District, 4.400%, 12/1/02	202,317
2,000,000	Kent State University, (MBIA Ins), 1.150%, 7/3/02**	2,000,000
180,000	Lake County, OH, 3.500%, 8/30/02	180,216
100,000	Lake, OH, School District G.O., (FGIC Ins), 4.600%, 12/1/02	101,221
200,000	Lakewood, OH, Hospital Improvement, (LOC-National City Bank), 1.450%, 11/1/02**	200,000
823,800	London, OH, BAN, 2.500%, 6/5/03	827,167
2,000,000	Lorain County, OH, G.O., 2.580%, 4/14/03	2,005,062
5,745,000	Lorain County, OH, Hospital Facilities, (LOC-Merrill Lynch), 1.450%, 10/1/02**	5,745,000
3,000,000	Lorain, OH, City School District, 2.180%, 8/14/02	3,001,538
950,000	Lorain, OH, G.O., BAN, 3.000%, 4/3/03	954,575
2,500,000	Mahoning County, OH, Housing Revenue, (LOC-Bank One), 1.200%, 7/3/02**	2,500,000
2,100,000	Mahoning County, OH, (MBIA Ins), 1.300%, 7/4/02**	2,100,000
1,700,000	Marysville, OH, BAN, 2.260%, 5/29/03	1,704,698
200,000	Mason, OH, City School District, 2.000%, 2/13/03	200,514
1,400,000	Mason, OH, BAN, 2.600%, 5/29/03	1,408,747
4,200,000	Mason, OH, Economic Development Revenue, (LOC-Fifth Third Bancorp), 1.260%, 7/5/02**	4,200,000
1,100,000	Medina County, OH, 2.370%, 12/10/02	1,101,527
1,770,000	Miami County, OH, 1.890%, 10/30/02	1,771,389
980,000	Miami County, OH, Hospital Facilities, (LOC-Merrill Lynch), 1.450%, 7/4/02**	980,000
5,000,000	Minerva, OH, School District, 2.940%, 8/22/02	5,003,063
150,000	Minerva, OH, School District, (MBIA Ins), 2.000%, 12/1/02	150,000
1,400,000	Montgomery County, OH, (LOC-Morgan Guarantee), 1.300%, 7/3/02**	1,400,000
2,700,000	Montgomery County, OH, G.O., (LOC-National City Bank), 1.300%, 7/4/02**	2,700,000
1,000,000	Morrow County, OH, (LOC-Bank One), 1.250%, 7/3/02**	1,000,000
1,250,000	Muskingum County, OH, 1.900%, 7/30/02	1,250,449
990,000	Muskingum County, OH, 2.800%, 9/18/02	990,459
405,000	Muskingum County, OH, G.O., 2.550%, 9/26/02	405,663
2,500,000	New Albany, OH, 2.520%, 11/8/02	2,504,539
700,000	North Olmsted, OH, 2.150%, 6/18/03	701,654
925,000	North Ridgeville, OH, 1.860%, 1/29/03	926,248
2,000,000	North Union, OH, G.O., 2.250%, 11/27/02	2,006,037
375,000	Norton, OH, 3.250%, 7/3/02	375,005
300,000	Ohio State Air Quality Development Authority, (LOC-Barclays Bank), 1.800%, 7/1/02**	300,000
400,000	Ohio State Air Quality Revenue, (Ohio Edison Project), Series A, (LOC-First Union National Bank), 1.200%, 7/3/02**	400,000
555,000	Ohio State Building Authority, 4.000%, 10/1/02	558,241
150,000	Ohio State Building Authority Revenue, 4.500%, 10/1/02	150,799
3,000,000	Facilities, (LOC-National City Bank), 1.350%, 7/4/02**	3,000,000
4,000,000	Ohio State Higher Education Facilities, (LOC-Firstar Bank), 1.300%, 7/4/02**	4,000,000
1,990,000	Ohio State Higher Education Revenue, (LOC-Fifth Third Bancorp), 1.400%, 7/4/02**	1,990,000
900,000	Ohio State Higher Education Revenue, (Mount Vernon Nazarene), (LOC-National City Bank), 1.350%, 7/4/02**	900,000
1,500,000	Ohio State Higher Educational Authority, (LOC-Allied Irish Bank), 1.300%, 7/4/02**	1,500,000
250,000	Ohio State Highway Improvement, 4.500%, 5/1/03	255,659
1,000,000	Ohio State Natural Resources, G.O., 4.700%, 4/1/03	1,020,659
3,870,000	Ohio State University, 1.000%, 7/4/02**	3,870,000
2,000,000	Ohio State University, 1.230%, 7/5/02**	2,000,000
500,000	Ohio State Water Development Authority, (LOC-Bank of America), 2.000%, 7/1/02**	500,000
1,000,000	Ontario, OH, 2.250%, 10/23/02	1,000,303
350,000	Orange, OH, City School District, 2.890%, 7/18/02	350,038
775,000	Orrville, OH, Hospital Facilities Revenue, (LOC-National City Bank), 1.300%, 7/3/02**	775,000
324,000	Portage County, OH, 2.150%, 10/30/02	324,158
300,000	Sandusky County, OH, 2.150%, 12/5/02	300,000
1,200,000	Seneca County Hospital Facilities Revenue, (St. Francis Home Inc. Project), (LOC-National City Bank), 1.300%, 7/4/02**	1,200,000
995,000	Sidney, OH, City School District, 3.150%, 7/18/02	995,203
1,500,000	South Euclid, OH, 2.250%, 4/3/03	1,502,779
280,000	Tri Valley, OH, Local School District, (FGIC Ins), 2.250%, 12/1/02	280,633
500,000	Trumbull County, OH, Health Care, (LOC-Radian), 1.950%, 7/1/02**	500,000
1,175,000	Union County, OH, G.O., 2.250%, 6/11/03	1,178,263
300,000	Upper Arlington, OH, City School District, 2.890%, 11/26/02	301,001
155,000	Valley, OH, Local School District (MBIA Ins), 2.050%, 12/1/02	155,000
375,000	Washington County, OH, Hospital Revenue, (LOC-Fifth Third Bancorp), 1.280%, 7/5/02**	375,000
5,000,000	Youngstown, OH, City School District, 2.750%, 4/10/03	5,013,221

		178,240,497

Puerto Rico -- 1.1%
2,220,000	Puerto Rico Electric Power Authority, 6.250%, 7/1/02 @ 101.50	2,253,300

Total Municipal Bonds (Cost $180,493,797)		180,493,797

Commercial Paper -- 6.6%
Ohio -- 4.6%
9,000,000	Ohio State Air Quality Development Authority, (FGIC Ins), 1.450%, 10/1/02	9,000,000
4,000,000	Ohio State Water Development Authority, (FGIC Ins), 1.450%, 10/1/02	4,000,000

Total Commercial Paper (Cost $13,000,000)		13,000,000

Cash Equivalent -- 0.0%
72,093	Merrill Lynch Institutional Tax Exempt Fund	72,093

Total Cash Equivalent (Cost $72,093)		72,093

Total (Cost $193,565,890) (a) (c)		$193,565,890

See Notes to Portfolios of Investments on page 49.

Huntington Florida Tax-Free Money Fund

June 30, 2002 (Unaudited)

Principal Amount		Value
Municipal Bonds -- 98.8%
Colorado -- 0.6%
$150,000	Jefferson County, CO, School District, GO UT, 6.000%, 12/15/02 @ 101	$154,549

Municipal Bonds -- (Continued)
Florida -- 95.0%
$100,000	Boynton Beach, FL, Public Services Tax Refunding Revenue Bonds, (AMBAC Ins), 4.900%, 11/1/02	$101,011

Municipal Bonds -- (Continued)
Florida -- (Continued)
$400,000	Broward County, FL, Resource Recovery Refunding Revenue Bonds (Series B), 5.000%, 12/1/02	$405,044
500,000	Collier County, FL, School District Revenue Bonds, 2.500%, 11/20/02	502,097
200,000	Dade County, FL, IDA, PCR Bonds, (Florida Power & Light Co. Project), 1.850%, 7/1/02**	200,000
1,000,000	Dade County, FL, IDA, Revenue Bonds, Dolphins Stadium Project, (Series D), (LOC-Societe Generale), 1.250%, 7/1/02**	1,000,000
4,100,000	Florida HFA, Refunding Revenue Bonds, 1.250%, 7/3/02**	4,100,001
200,000	Florida HFA, Revenue Bonds, 1.250%, 7/3/02**	200,000
700,000	Florida HFA, Revenue Bonds, 1.250%, 7/3/02**	700,000
1,000,000	Florida HFA, Revenue Bonds, 1.250%, 7/3/02**	1,000,000
400,000	Florida Housing Finance Corp., Refunding Revenue Bonds (Series J), South Pointe Project, 1.250%, 7/3/02**	400,000
200,000	Florida State Board of Education Lottery Revenue (Series A), (FGIC Ins), 4.100%, 7/1/03	204,737
130,000	Florida State Board of Education Lottery Revenue (Series B), 5.000%(FGIC Ins), 7/1/03	134,103
500,000	Florida State Department of Children and Families, COPs, (AMBAC Ins), 3.800%, 7/1/02	500,000
60,000	Florida State Department of Natural Resources, Revenue Bonds (Series 2000-A), (FSA Ins), 5.000%, 7/1/03	61,772
500,000	Florida State Department of Natural Resources, Revenue Bonds (Series 2000-A), 5.100%, 7/1/04	521,648
100,000	Florida State Department of Natural Resources, Revenue Bonds (Series 2000-A), 5.500%, 7/1/08	104,581
135,000	Florida State University, System Improvement Revenue Bonds, (MBIA Ins), 7.000%, 7/1/03	142,064
100,000	Gainesville, FL, Utilities System Revenue, (Series A), 6.500%,10/1/02 @ 102	103,224
935,000	Hillsborough County, FL, CommercIal Paper, 1.800%, 8/1/02	935,000
200,000	Hillsborough County, FL, IDA, Pollution Control Refunding Revenue Bonds, 2.150%, 7/1/02**	200,000
100,000	Hillsborough County, FL, School Board, COPs, (MBIA Ins), 5.300%,7/1/02	100,000
50,000	Homestead, FL, Special Ins Assessment Revenue Bonds, (MBIA Ins), 5.125%, 9/1/02	50,305
100,000	Homestead, FL, Special Ins Assessment Revenue Bonds, (MBIA Ins), 5.250%, 3/1/03	102,266
1,500,000	Indian River, FL, Commercial Paper, (LOC-Suntrust Bank), 1.450%, 8/1/02	1,500,000
100,000	Jacksonville, FL, Electric Authority Refunding Revenue Bonds (Series 16), 5.000%, 10/1/02	100,833
300,000	Jacksonville, FL, Electric Authority Revenue Bonds (Series F), (LOC-WestDeutsche Landesbank), 1.850%, 7/1/02**	300,000
200,000	Jacksonville, FL, Electric System (Series A), Revenue Bonds, (LOC-WestDeutsche Landesbank), 1.850%, 7/1/02**	200,000
1,000,000	Jacksonville, FL, HFA, Industrial Development Revenue Bonds (Series B), (LOC-KBG Bank NV), 1.250%,7/3/02**	1,000,000
1,000,000	Kissimmee, FL, Utility Authority, Commercial Paper, (LOC-Bank of Nova Scotia), 1.800%, 9/3/02	1,000,000
100,000	Manatee County, FL, Water and Sewage Revenue Bonds, 6.900%,10/1/02	101,127
520,000	Marion County, FL, Public Improvements Refunding Revenue Bonds, (MBIA Ins), 1.550%, 12/1/02	520,000
340,000	Monroe County, FL, Sales Tax Refunding Revenue Bonds, (MBIA Ins), 3.800%, 4/1/03	344,894
300,000	Orange County, FL, School Board, COPs (Series B), (AMBAC Ins), 1.750%, 7/1/02**	300,000
300,000	Orange County, FL, Tourist Development Tax Revenue Bonds, (AMBAC Ins), 5.250%, 10/01/02	302,268
210,000	Orange Park, FL, Water & Sewer Refunding Revenue Bonds, (FGIC Ins), 3.500%, 3/1/03	211,581
1,000,000	Orlando, FL, Utility Authority, Commercial Paper, (LOC-State Street Bank), 1.400%, 8/8/02	1,000,000
500,000	Pasco County, FL, Optional Gas Tax Refunding Revenue Bonds, (FGIC Ins), 2.500%, 8/1/02	500,208
1,000,000	Pinellas County, FL, Commercial Paper, (LOC-First Union National Bank), 1.500%, 7/9/02	1,000,000
500,000	Pinellas County, FL, HFA, Refunding Revenue Bonds (Series A), 1.200%, 7/3/02**	500,000
1,500,000	Putnam County, FL, PCR Refunding Revenue Bonds, (Seminole Electric Cooperative, Inc.), 2.000%, 12/15/02**	1,500,000
65,000	St. Johns County, FL, IDA, Refunding Revenue Bonds, Professional Golf Project, (MBIA Ins), 3.750%, 9/1/02	65,130
400,000	St. Lucie County, FL, Refunding Revenue Bonds, Florida Convalescent Centers, Inc., (LOC-Toronto Dominion Bank), 1.600%, 7/1/02**	400,000
Principal Amount or Shares		Value
Municipal Bonds -- (Continued)
Florida -- (Continued)
$1,500,000	Sunshine State Governmental Financing Commission, FL, Commercial Paper, 1.300%, 11/8/02	$1,500,000
1,000,000	West Palm Beach, FL, GO UT 4.500%, 3/1/03	1,017,046

		25,130,940

Texas -- 0.4%
100,000	Houston, TX, Water Conveyance System Contract, COPs, (Series B) (AMBAC Ins), 7.000%, 12/15/02	102,445

West Virginia -- 1.7%
435,000	West Virginia State, Housing Revenue Bonds (Series E), 1.750%, 11/1/02	435,000

Total Municipal Bonds (Cost $25,822,934)		25,822,934

Cash Equivalent -- 0.8%
214,783	Merrill Lynch Institutional Tax Exempt Fund	214,783

Total Cash Equivalent (Cost $214,783)		214,783

Total (Cost $26,037,717) (a) (c)		$26,037,717

See Notes to Portfolios of Investments on page 49.

Huntington U.S. Treasury Money Market Fund

June 30, 2002 (Unaudited)

Principal Amount		Value
U.S. Treasury Bills -- 39.3%
$25,000,000	1.650%, 7/5/02	$24,995,430
20,000,000	1.660%-1.690%, 7/18/02	19,984,181
25,000,000	1.670%, 7/25/02	24,972,250
30,000,000	1.700%-1.720%, 8/22/02	29,925,755
15,000,000	1.850%, 8/29/02	14,954,521
10,000,000	1.825%, 9/5/02	9,966,542
15,000,000	1.670%, 9/19/02	14,944,333
35,000,000	1.650%-1.770%, 9/26/02	34,854,637
20,000,000	1.815%, 10/17/02	19,891,100
10,000,000	1.860%, 10/31/02	9,936,967
10,000,000	1.760%, 11/21/02	9,930,089
15,000,000	1.820%, 11/29/02	14,885,492

Total U.S. Treasury Bills		229,241,297

U.S. Treasury Notes -- 9.6%
15,000,000	6.250%, 7/31/02	15,050,223
10,000,000	5.875%, 9/30/02	10,093,601
30,000,000	5.625%, 12/31/02	30,525,403

Total U.S. Treasury Notes		55,669,227

Repurchase Agreement (d) -- 51.1%
50,000,000	Banc One Capital Markets, Inc., 1.710%, dated 6/26/02, due 7/3/02	50,000,000
50,000,000	Commerzbank Capital Markets Corp., 1.800%, dated 6/28/02, due 7/5/02	50,000,000
50,000,000	Credit Suisse First Boston, 1.7000%, dated 6/24/02, due 7/1/02	50,000,000
50,000,000	Goldman Sachs & Co., 1.700%, dated 6/25/02, due 7/2/02	50,000,000
25,000,000	Lehman Brothers 1.730%, dated 6/25/02, due 7/2/02	25,000,000
7,669,500	Morgan Stanley Dean Witter and Co., 1.780%, dated 6/28/02, due 7/1/02	7,669,500
40,000,000	Prudential Securities, Inc., 1.700%, dated 6/27/02 due 7/3/02	40,000,000
25,000,000	Salomon Smith Barney and Co., 1.740%, dated 6/27/02, due 7/3/02	25,000,000

Total Repurchase Agreement		297,669,500

Total (Cost $582,580,024) (a) (c)		$582,580,024

See Notes to Portfolios of Investments on page 49.

Huntington Growth Fund

June 30, 2002 (Unaudited)

Shares		Value
Common Stocks -- 96.2%
Apparel & Textiles -- 1.3%
57,000	Cintas Corp.	$2,817,510

Banks -- 3.3%
41,000	BB&T Corp.	1,582,600
120,000	Citigroup, Inc.	4,650,000
17,000	State Street Corp.	759,900

		6,992,500

Broadcast Service Programs -- 0.9%
200,000	Liberty Media Corp. Class A (b)	2,000,000

Chemicals -- 1.5%
13,000	Du Pont (E.I.) de Nemours & Co.	577,200
56,000	Ecolab, Inc.	2,588,880

		3,166,080

Computers -- 9.8%
69,000	Cisco Systems, Inc. (b)	962,550
33,000	Computer Sciences Corp. (b)	1,577,400
37,000	Dell Computer Corp. (b)	967,180
26,000	Electronic Data Systems Corp.	965,900
60,000	EMC Corp. (b)	453,000
152,087	Hewlett Packard Co.	2,323,889
34,000	International Business Machines Corp.	2,448,000
100,000	Microsoft Corp. (b)	5,470,000
30,000	Network Appliance, Inc. (b)	373,200
352,500	Oracle Corp. (b)	3,338,175
74,000	Sun Microsystems, Inc. (b)	370,740
64,000	Sungard Data Systems, Inc. (b)	1,694,720

		20,944,754

Cosmetics/Toiletries -- 2.5%
75,000	Colgate-Palmolive Co.	3,753,750
19,000	Procter & Gamble Co.	1,696,700

		5,450,450

Drugs & Health Care -- 7.1%
100,000	Abbott Laboratories, Inc.	3,765,000
200,000	IMS Health, Inc.	3,590,000
26,000	Merck & Co., Inc.	1,316,640
90,000	Pfizer, Inc.	3,150,000
63,000	Schering-Plough Corp.	1,549,800
38,000	Wyeth	1,945,600

		15,317,040

Electric Services -- 0.3%
21,000	Duke Energy Corp.	653,100

Electronic Components/Instruments -- 0.5%
164,000	Solectron Corp. (b)	1,008,600

Financial Services -- 6.7%
150,000	American Express Co.	5,448,000
24,000	Fannie Mae	1,770,000
40,000	Franklin Resources, Inc.	1,705,600
15,000	Household International, Inc.	745,500
36,000	T. Rowe Price Group, Inc.	1,183,680
96,000	Washington Mutual, Inc.	3,562,560

		14,415,340

Common Stocks -- (Continued)
Food & Beverages -- 2.6%
380	J.M. Smuckers Co.	$12,969
100,000	Wm. Wrigley Jr. Co.	5,535,000

		5,547,969

Household Products -- 5.1%
265,500	General Electric Co.	7,712,775
46,000	Illinois Tool Works, Inc.	3,141,800

		10,854,575

Instruments - Scientific -- 0.3%
21,000	Millipore Corp.	671,580

Insurance -- 3.7%
93,750	American International Group, Inc.	6,396,563
24	Berkshire Hathaway, Inc. Class A (b)	1,603,200

		7,999,763

Medical & Medical Services -- 5.8%
49,500	Cardinal Health, Inc.	3,039,795
100,000	Johnson & Johnson, Inc.	5,226,000
73,200	Medtronic, Inc.	3,136,620
20,000	Stryker Corp.	1,070,200

		12,472,615

Miscellaneous Business Services -- 6.1%
300,000	Automatic Data Processing, Inc.	13,065,000

Multimedia -- 0.3%
50,000	AOL Time Warner, Inc. (b)	735,500

Office Supplies -- 3.7%
125,000	Avery Dennison Corp.	7,843,750

Petroleum & Petroleum Products -- 6.4%
165,000	Anadarko Petroleum Corp.	8,134,500
118,500	Schlumberger, Ltd.	5,510,250

		13,644,750

Printing & Publishing -- 2.4%
65,300	Media General, Inc. Class A	3,918,000
30,000	Viacom, Inc. Class B (b)	1,331,100

		5,249,100

Retail -- 14.9%
240,000	Home Depot, Inc.	8,815,200
148,000	Kohl's Corp. (b)	10,371,840
50,000	Wal-Mart Stores, Inc.	2,750,500
268,600	Walgreen Co.	10,376,018

		32,313,558

Semi-Conductors/Instruments -- 4.1%
150,000	Analog Devices, Inc. (b)	4,455,000
44,000	Applied Materials, Inc. (b)	836,880
136,000	Intel Corp.	2,484,720
41,500	Texas Instruments, Inc.	983,550

		8,760,150

Telephone & Telecommunications -- 0.9%
20,000	Verizon Communications, Inc.	803,000
82,500	Vodafone Group PLC, ADR	1,126,125

		1,929,125

Transport - Marine -- 0.7%
52,000	Carnival Corp.	1,439,880

Wholesale Distribution -- 5.3%
418,600	SYSCO Corp.	11,394,292

Total Common Stocks (Cost $117,846,084)		206,686,981

Mutual Fund -- 3.4%
281,000	Nasdaq-100 Index Tracking Stock	7,325,670

Total Mutual Fund (Cost $15,918,223)		7,325,670

Cash Equivalent -- 0.4%
786,100	Huntington Money Market Fund, Interfund Class	786,100

Total Cash Equivalent (Cost $786,100)		786,100

Total (Cost $134,550,407) (a)		$214,798,751

See Notes to Portfolios of Investments on page 49.

Huntington Income Equity Fund

June 30, 2002 (Unaudited)

Shares		Value
Common Stocks -- 93.9%
Amusement & Recreation Services -- 0.5%
43,200	Cedar Fair LP	$1,026,432

Auto/Truck Parts & Equipment -- 5.0%
200,000	Federal Signal Corp.	4,800,000
209,781	Ford Motor Co.	3,356,496
70,000	Genuine Parts Co.	2,440,900

		10,597,396

Banks -- 14.0%
200,000	FleetBoston Financial Corp.	6,470,000
200,000	J.P. Morgan Chase & Co.	6,784,000
300,000	National City Corp.	9,975,000
164,400	Wachovia Corp.	6,276,792

		29,505,792

Chemicals -- 5.5%
66,687	Du Pont (E.I.) de Nemours & Co.	2,960,903
99,000	PPG Industries, Inc.	6,128,100
108,500	Quaker Chemical Corp.	2,658,250

		11,747,253

Computer Services -- 2.2%
120,000	Pitney Bowes, Inc.	4,766,400

Drugs & Health Care -- 4.0%
165,000	Bristol-Myers Squibb Co.	4,240,500
82,000	Wyeth	4,198,400

		8,438,900

Electrical Services -- 5.5%
310,000	Nisource, Inc.	6,767,300
200,000	Teco Energy, Inc.	4,950,000

		11,717,300

Food & Beverages -- 10.3%
300,000	ConAgra Foods, Inc.	8,295,000
70,000	Gallaher Group PLC, ADR	2,614,500
90,000	H.J. Heinz Co.	3,699,000
20,000	R.J. Reynolds Tobacco Holdings, Inc.	1,075,000
100,000	SUPERVALU, Inc.	2,453,000
110,000	UST, Inc.	3,740,000

		21,876,500

Gas & Natural Gas -- 1.7%
100,000	Peoples Energy Corp.	3,646,000

Household Products -- 7.1%
120,000	Clorox Co.	4,962,000
150,000	Glatfelter	2,820,000
275,000	RPM, Inc.	4,193,750
150,000	Tupperware Corp.	3,118,500

		15,094,250

Industrial -- 4.8%
120,000	General Electric Co.	3,486,000
110,000	Hubbell, Inc.	3,756,500
119,100	Standex International Corp.	2,989,410

		10,231,910

Insurance -- 1.3%
80,000	Unitrin, Inc.	2,861,600

Medical Products -- 0.6%
40,000	West Pharmaceutical Services, Inc.	1,283,600

Miscellaneous Business Services -- 1.5%
80,000	Deluxe Corp.	3,111,200

Petroleum & Petroleum Products -- 11.9%
92,400	ChevronTexaco Corp.	8,177,400
158,273	Conoco, Inc. Class B	4,399,989
148,000	Exxon Mobil Corp.	6,056,160
130,000	Occidental Petroleum Corp.	3,898,700
50,000	Royal Dutch Petroleum Co., ADR	2,763,500

		25,295,749

Photographic Equipment Supplies -- 1.4%
105,000	Eastman Kodak Co.	3,062,850

Printing & Publishing -- 1.9%
150,000	R.R. Donnelley & Sons Co.	4,132,500

Railroad Equipment -- 1.6%
110,000	GATX Corp.	3,311,000

Real Estate Investment Trusts -- 4.9%
125,000	Mack-Cali Realty Corp.	4,393,750
190,000	Nationwide Health Properties, Inc.	3,562,500
65,500	Simon Property Group, Inc.	2,413,020

		10,369,270

Steel -- 4.8%
160,000	Allegheny Technologies, Inc.	2,528,000
426,100	Worthington Industries, Inc.	7,712,410

		10,240,410

Telephone & Telecommunications -- 3.4%
182,000	Verizon Communications, Inc.	7,307,300

Total Common Stocks (Cost $127,207,091)		199,623,612

Principal Amount or Shares		Value
Corporate Bonds -- 4.2%
$5,000,000	Legrand S.A., 8.500%, 2/15/25	$4,528,799
5,250,000	Trenwick Cap Trust I, 8.820%, 2/1/37	2,616,296
1,500,000	TRW, Inc., 9.350%, 6/4/20	1,779,680

Total Corporate Bonds (Cost $11,062,117)		8,924,775

Preferred Stock -- 0.8%
47,500	Electronic Data Systems, 7.625%	1,767,000

Total Preferred Stock (Cost $2,600,577)		1,767,000

Cash Equivalent -- 0.7%
1,508,480	Huntington Money Market Fund, Interfund Class	1,508,480

Total Cash Equivalent (Cost $1,508,480)		1,508,480

Total (Cost $142,378,265) (a)		$211,823,867

See Notes to Portfolios of Investments on page 49.

Huntington Rotating Index Fund

June 30, 2002 (Unaudited)

Shares		Value
Mutual Fund -- 86.9%
17,585	iShares Russell 2000 Growth Index Fund	$838,805
32,340	iShares Russell 2000 Index Fund	2,931,621
24,135	iShares Russell 2000 Value Index Fund	3,279,947
40,015	iShares S&P SmallCap 600/BARRA	3,598,948
	Value Index Fund
18,500	iShares S&P SmallCap 600/BARRA Growth Index Fund	1,341,250
28,850	iShares S&P SmallCap 600	3,303,325

Total Mutual Fund (Cost $16,104,563)		15,293,896

Cash Equivalent -- 13.1%
2,311,877	Huntington Money Market Fund, Interfund Class	$2,311,877

Total Cash Equivalent (Cost $2,311,877)		2,311,877

Total (Cost $18,416,440) (a)		$17,605,773

See Notes to Portfolios of Investments on page 49.

Huntington Dividend Capture Fund

June 30, 2002 (Unaudited)

Shares		Value
Common Stocks -- 56.2%
Aerospace & Defense -- 0.8%
5,600	Raytheon Co.	$228,200

Auto/Truck Parts & Equipment -- 1.7%
3,500	General Motors Corp.	187,075
3,300	Johnson Controls, Inc.	269,313

		456,388

Banks -- 6.8%
7,500	AmSouth Bancorporation	167,850
4,000	Bank of America Corp.	281,440
3,000	J.P. Morgan Chase & Co.	101,760
6,500	National City Corp.	216,125
9,500	Regions Financial Corp.	333,924
6,450	Union Planters Corp.	208,787
11,100	Washington Federal, Inc.	280,386
6,500	Washington Mutual, Inc.	241,215

		1,831,487

Chemicals -- 1.3%
6,000	A. Schulman, Inc.	128,694
9,100	Quaker Chemical Corp.	222,950

		351,644

Computer Related Services -- 0.2%
4,000	MCSi, Inc. (b)	44,956

Diversified Manufacturing Operations -- 1.7%
3,500	Cooper Industries LTD Class A	137,550
2,250	Eaton Corp.	163,688
3,500	Textron, Inc.	164,150

		465,388

Drugs & Health Care -- 0.8%
6,500	Bristol-Myers Squibb Co.	167,050
700	Merck & Co., Inc.	35,448

		202,498

Common Stocks -- (Continued)
Electrical Equipment -- 0.6%
8,500	Rockwell International Corp.	$169,830

Electrical Services -- 0.9%
6,000	Reliant Energy, Inc.	101,400
2,000	TXU Corp.	103,100
2,000	Xcel Energy, Inc.	33,540

		238,040

Financial Services -- 2.6%
5,500	Alliance Capital Management Holding LP	188,375
15,000	American Capital Strategies	412,050
2,000	Household International, Inc.	99,400

		699,825

Food & Beverages -- 0.4%
2,000	R.J. Reynolds Tobacco Holdings, Inc.	107,500

Household Products -- 0.9%
14,500	Kimball International, Inc. Class B	237,655

Industrial -- 0.6%
6,000	Standex International Corp.	150,600

Insurance -- 1.3%
6,000	Allstate Corp.	221,880
3,300	Lincoln National Corp.	138,600

		360,480

Metal Processors & Fabrication -- 0.5%
6,000	Timken Co.	133,980

Miscellaneous Business Services -- 0.4%
2,500	Deluxe Corp.	97,225

Paper & Related Products -- 1.0%
8,500	Glatfelter	159,800
2,000	Rayonier, Inc.	98,260

		258,060

Paperboard Containers & Boxes -- 0.4%
2,000	Bemis Co.	95,000

Petroleum & Petroleum Products -- 4.8%
2,650	ChevronTexaco Corp.	234,525
1,500	Kerr-Mcgee Corp.	80,325
8,000	Kinder Morgan Energy Partners, LP	251,280
14,000	Marathon Oil Corp.	379,680
9,500	Occidental Petroleum Corp.	284,905
1,000	Phillips Petroleum Co.	58,880

		1,289,595
Petroleum Refining -- 1.0%
6,500	Ashland, Inc.	263,250

Real Estate Investment Trusts -- 21.8%
1,000	Boston Properties, Inc.	39,950
10,000	Brandywine Realty Trust	259,000
3,000	Camden Property Trust	111,090
3,000	Capital Automotive	71,580
5,100	CarrAmerica Realty Corp.	157,335
6,750	CBL & Associates Properties, Inc.	273,375
4,750	Commercial NET Lease Realty	76,000
7,500	Developers Diversified Realty Corp.	168,750
4,500	Duke Realty Corp.	130,275
4,500	EastGroup Properties, Inc.	115,200
15,000	Equity Office Properties Trust	451,499
5,000	Equity Residential Properties Trust	143,750
5,000	First Industrial Realty Trust, Inc.	164,250
8,650	Glenborough Realty Trust, Inc.	205,005
8,000	Health Care, Inc.	239,600
7,000	Highwoods Properties, Inc.	182,000
4,250	Home Properties of New York, Inc.	161,245
7,750	Hospitality Properties Trust	282,875
23,000	JDN Realty Corp.	287,500
14,000	Koger Equity, Inc.	270,200
5,000	Macerich Co.	155,000
8,300	Mack-Cali Realty Corp.	291,745
5,100	Mills Corp.	158,100
4,000	Parkway Properties, Inc.	145,520
5,000	Post Properties, Inc.	150,800
4,000	Realty Income Corp.	147,680
6,000	Reckson Associates Realty Corp.	149,400
9,000	Simon Property Group, Inc.	331,560
6,250	Sovran Self Storage, Inc.	213,563
14,700	United Dominion Realty Trust, Inc.	231,525
13,500	Winston Hotels, Inc.	131,760

		5,897,132

Retail -- 0.7%
6,500	J.C. Penney Co., Inc. (Holding Co.)	143,130
1,250	May Department Stores Co.	41,163

		184,293

Telephone & Telecommunications -- 2.3%
5,000	Alltel Corp.	235,000
2,500	BellSouth Corp.	78,750
3,000	SBC Communications, Inc.	91,500
5,000	Verizon Communications, Inc.	200,750

		606,000

Textiles -- 0.6%
4,000	V.F. Corp.	156,840

Tires & Tubes -- 0.6%
4,000	Cooper Tire & Rubber Co.	82,200
4,000	Goodyear Tire & Rubber Co.	74,840

		157,040

Tobacco -- 0.2%
1,000	Phillip Morris Co., Inc.	43,680

Tools & Accessories -- 1.3%
3,000	Snap-On, Inc.	89,070
6,500	The Stanley Works	266,565

		355,635

Total Common Stocks (Cost $14,774,302)		15,082,221

Preferred Stocks -- 38.0%
Auto - Cars/Light Trucks -- 1.9%
20,000	General Motors Corp., 7.375%	$498,800

Bank Holding Companies -- 3.8%
14,000	Bank One Capital I, 8.000%	362,460
25,600	Lehman Bros Hldg Cap Trust, 8.000%	648,192

		1,010,652

Commercial Banks -- 2.8%
10,000	ASBC Capital I, 7.625%	249,700
20,000	Comerica Capital Trust I, 7.600%	506,400

		756,100

Electric Services -- 5.5%
20,100	Entergy LA, Inc., 7.600%	499,284
20,000	FPC Capital I (Series A), 7.100%	489,600
20,000	SATURNS-DPL, 7.875%	482,200

		1,471,084

Financial Services -- 15.8%
7,100	BancWest Capital I, 9.500%	193,830
15,000	Coastal Finance I, 8.375%	363,750
24,000	Energy East Capital Trust I, 8.250%	606,000
17,200	Equitable Resources Capital Trust, 7.350%	424,840
20,000	Hartford Life Capital II, (Series B), 7.625%	517,000
20,400	Household Capital Trust V (Series X), 10.000%	558,756
17,500	Merrill Lynch Capital Trust V, Pfd., 7.280%	438,200
20,000	National Commerce Capital Trust II, 7.700%	500,000
25,000	Royal Bank of Scotland Group PLC (Series K), 7.875%	642,500

		4,244,876

Fire, Marine, & Casualty Insurance -- 2.3%
25,000	Partnerre Capital Trust I, 7.900%	630,250

Information Technology -- 1.3%
9,500	Electronic Data Systems, 7.625%	353,400

Natural Gas Transmission -- 2.3%
25,000	Dominion Cng Cap Trust I, 7.800%	628,750

Real Estate Investment Trusts -- 2.3%
25,000	Public Storage (Series R), 8.000%	631,000

Total Preferred Stock (Cost $10,356,883)		10,224,912

Mutual Fund -- 1.1%
12,000	Amex Technology Select Sector SPDR	189,840
4,500	Nasdaq-100 Index Tracking Stock	117,315

Total Mutual Fund (Cost $375,180)		307,155

Cash Equivalent -- 4.2%
1,125,734	Huntington Money Market Fund, Interfund Class	1,125,734

Total Cash Equivalent (Cost $1,125,734)		1,125,734

Total (Cost $26,632,099) (a)		$26,740,022

See Notes to Portfolios of Investments on page 49.

Huntington International Equity Fund

Shares		Value
Common Stocks -- 89.7%
Australia -- 5.4%
Containers -- 1.9%
47,300	Amcor Ltd. ADR	$870,320

Diversified Operations -- 1.8%
152,500	Brambles Ind., Ltd.	808,191

Banking/Insurance -- 1.7%
7,600	National Australia Bank, Ltd.	755,516

		2,434,027

Brazil -- 0.8%
Oil & Gas -- 0.8%
5,800	Petroleo Brasileiro SA, ADR	100,920
13,737	Petroleo Brasileiro SA, ADR	259,080

		360,000

		360,000

Canada -- 4.5%
Telephone Communications -- 1.2%
20,000	BCE, Inc.	348,400
10,200	BCE, Inc.	176,986

		525,386

Oil & Gas -- 1.9%
12,585	Encana Corp.	386,429
14,720	Encana Corp.	450,432

		836,861

Insurance -- 1.4%
21,989	Manulife Financial Corp.	631,087

		1,993,334

Finland -- 1.8%
Paper & Related Products -- 1.8%
20,200	UPM -Kymmene Oyj	795,188

France -- 12.1%
Medical - Drugs -- 1.6%
9,924	Aventis SA	703,218

Insurance -- 1.9%
47,200	Axa ADR	857,624

Building & Construction -- 1.9%
18,588	Compagnie De Saint-Gobain	834,349

Food & Beverage -- 1.4%
4,400	Groupe Danone	604,885

Tire & Rubber -- 1.9%
21,500	Michelin	871,206

Oil & Gas -- 1.9%
5,235	TotalFinaElf SA	849,962

Auto & Auto Parts -- 1.5%
16,350	Valeo SA	679,800

		5,401,044

Germany -- 3.7%
Airlines -- 1.0%
30,400	Lufthansa AG	426,327

Medical - Drugs -- 2.7%
12,574	Schering AG	786,685

11,000	Stada Arzneimittel AG	445,408

		1,232,093

		1,658,420

Hong Kong -- 2.0%
Electric Integrated -- 2.0%
236,000	Hongkong Electric Holdings	881,974

Ireland -- 6.2%
Banking/Insurance -- 1.7%
31,400	Allied Irish Banks PLC, ADR	827,389

Building Products -- 1.6%
27,900	CRH PLC	467,041
14,200	CRH PLC	231,395

		698,436

Food & Beverage -- 1.7%
50,300	Kerry Group PLC	745,144

Consumer Goods & Services -- 1.2%
885,000	Waterford Wedgewood PLC	524,416

		2,795,385

Italy -- 4.8%
Public Thoroughfares -- 1.9%
98,630	Autostrade SPA	817,245

Oil & Gas -- 1.6%
102,000	Saipem SPA	733,352

Banking/Insurance -- 1.3%
59,800	Sanpaolo IMI SPA	600,034

		2,150,631

Japan -- 18.1%
Food & Beverage -- 2.0%
86,000	Ajinomoto Co., Inc.	922,709

Office Automation & Equipment -- 1.8%
22,000	Canon, Inc.	831,470

Automobile -- 2.5%
15,000	Honda Motor Co, Ltd.	608,210

		1,157,401

Optical Supplies -- 1.4%
9,100	Hoya Corp.	662,039

Retail -- 1.9%
18,000	Ito-Yokado Co., Ltd.	901,051

Toys -- 0.1%
50	Nintendo Co., Ltd.	7,363

Electronics -- 4.6%
4,800	Rohm Co., Ltd.	716,436
17,500	Secom Co., Ltd.	858,502
41,000	Sharp Corp.	520,624

		2,095,562

Medical Supplies -- 1.5%
54,100	Terumo Corp.	723,079

Automobile -- 2.5%
20,700	Toyota Motor Corp.	549,191

		1,157,401

Cosmetics & Toiletries -- 1.8%
22,300	Uni-Charm Corp.	837,227

		8,137,901

Netherlands -- 5.1%
Insurance -- 1.5%
27,004	ING Group NV	693,398

Electronics -- 1.7%
27,642	Philips Electronics NV	771,749

Printing & Publishing -- 1.9%
43,557	Wolters Kluwer NV	826,785

		2,291,932

Singapore -- 2.2%
Telecommunications -- 0.6%
366,000	Singapore Telecommunications Ltd.	283,801

Banking/Insurance -- 1.6%
100,100	United Overseas Bank Ltd.	719,533

		1,003,334

Spain -- 3.2%
Electric Integrated -- 1.7%
54,000	Endesa SA	784,490

Building - Heavy Construction -- 1.5%
27,400	Fomento De Construcciones y Contratas SA	668,388

		1,452,878

Sweden -- 1.8%
Manufacturing - Consumer Goods -- 1.8%
39,500	Electrolux AB, Series B	797,263

Switzerland -- 4.5%
Medical - Drugs -- 1.8%
18,800	Novartis AG	826,755

Chemicals-Specialty -- 1.4%
49,800	Syngenta AG, ADR	605,568

Banking/Insurance -- 1.3%
11,546	UBS AG (b)	580,675

		2,012,998

United Kingdom -- 12.1%
Telephone Communications -- 2.1%
40,400	Amdocs, Ltd. (b)	305,020

		1,004,125

Retail Stores -- 1.2%
59,100	Boots Co., PLC	586,010

Telephone Communications -- 2.1%
182,000	BT Group PLC (b)	699,105

		1,004,125

Food & Beverage -- 3.2%
42,400	Cadbury Schweppes PLC	317,658
11,000	Cadbury Schweppes PLC, ADR	331,980

		1,496,699

Food/Beverage -- 1.2%
44,185	Diageo PLC	573,832

Cellular/Wireless Telecommunications -- 0.6%
456,000	mmO2 PLC (b)	291,934

Metals -- 1.8%
11,300	Rio Tinto PLC, ADR	836,200

Food & Beverage -- 3.2%
233,000	Tesco PLC	847,061

		1,496,699

Shares or Principal Amount		Value
Common Stocks -- (Continued)
United Kingdom -- (Continued)
Diversified Operations -- 1.3%
158,700	Tompkins PLC	$613,233

		5,402,033

United States -- 1.4%
Oil & Gas -- 1.4%
13,200	Schlumberger, Ltd.	613,800

Total Common Stocks (Cost $39,542,690)		40,182,142
Repurchase Agreement (d) -- 8.3%
$3,710,000	State Street Bank, 0.500%, dated 6/28/02, due 7/1/02	3,710,000

Total Repurchase Agreement (Cost $3,710,000)		3,710,000

Mutual Fund -- 1.8%
Japan -- 1.0%
51,000	iShares MSCI Japan Index Fund	429,930

Korea -- 0.8%
16,200	iShares MSCI South Korea Index Fund	354,618

Total Mutual Fund (Cost $786,712)		784,548

Total (Cost $44,039,402) (a)		$44,676,690

See Notes to Portfolios of Investments on page 49.

Huntington Mid Corp America Fund

June 30, 2002 (Unaudited)

Shares		Value
Common Stocks -- 89.1%
Aerospace & Defense -- 0.3%
3,600	Alliant Techsystems, Inc. (b)	$229,680

Air Transportation -- 0.0%
5,700	Atlas Air Worldwide Holdings, Inc. (b)	21,090

Airlines -- 0.1%
3,000	SkyWest, Inc.	70,170

Amusement & Recreation Services -- 0.6%
10,500	Aztar Corp. (b)	218,400
9,000	Boyd Gaming Corp. (b)	129,600
2,700	Harrah's Entertainment, Inc. (b)	119,745
5,000	Magna Entertainment Corp. (b)	34,950

		502,695

Apparel & Textiles -- 1.9%
3,700	Coach, Inc. (b)	203,130
4,727	Columbia Sportswear Co. (b)	151,259
10,600	Jones Apparel Group, Inc. (b)	397,500
18,000	Liz Claiborne, Inc.	572,400
16,000	Polo Ralph Lauren Corp. (b)	358,400

		1,682,689

Auto/Truck Parts & Equipment -- 1.7%
12,300	American Axle & Manufacturing Holdings, Inc. (b)	365,802
5,600	Cummins Engine, Inc.	185,360
15,000	Dura Automotive Systems, Inc. (b)	311,250
1,800	Group 1 Automotive, Inc. (b)	68,670
1,100	Johnson Controls, Inc.	89,771
1,800	Lear Corp. (b)	83,250
8,600	Superior Industries International, Inc.	397,750

		1,501,853

Banks -- 5.0%
15,200	Astoria Financial Corp.	487,160
11,100	Banknorth Group, Inc.	288,822
15,000	Compass Bancshares, Inc.	504,000
14,900	Greater Bay Bancorp	458,324
13,000	GreenPoint Financial Corp.	638,300
8,600	Hudson City Bancorp, Inc.	171,140
5,900	Independence Community Bank Corp.	169,507
13,900	National Commerce Financial Corp.	365,570
17,300	North Fork Bancorporation, Inc.	688,713
11,100	TCF Financial Corp.	545,010

		4,316,546

Beer, Wine, & Distilled Beverages -- 0.5%
7,500	Adolph Coors Co.	467,250

Biotechnology -- 0.5%
3,400	Cephalon, Inc. (b)	153,680
8,900	Invitrogen Corp. (b)	284,889

		438,569

Building & Construction -- 2.2%
1,000	Beazer Homes USA, Inc. (b)	80,000
2,500	Centex Corp.	144,475
17,500	Insituform Technologies, Inc. (b)	370,650
1,800	Lafarge North America, Inc.	63,270
8,400	Lennar Corp.	514,080
29,000	McDermott International, Inc. (b)	234,900
7,900	Pulte Homes, Inc.	454,092
2,000	Ryland Group, Inc.	99,500

		1,960,967

Chemicals -- 2.7%
20,700	Albemarle Corp.	636,525
15,700	Cytec Industries, Inc. (b)	493,608
4,400	Eastman Chemical Co.	206,360
1,500	FMC Corp. (b)	45,255
4,400	Great Lakes Chemical Corp.	116,556
15,400	H.B. Fuller Co.	451,066
6,000	Hercules, Inc. (b)	69,600
8,100	Lubrizol Corp.	271,350
2,400	Lyondell Chemical Co.	36,240

		2,326,560

Circuits -- 0.1%
4,500	Integrated Device Technology, Inc. (b)	81,630

Communications Equipment -- 1.6%
3,900	Advanced Fibre Communications, Inc. (b)	64,506
15,000	Enterasys Networks, Inc. (b)	26,700
12,500	Harris Corp.	453,000
10,900	L-3 Communications Holdings, Inc. (b)	588,600
18,500	Scientific-Atlanta, Inc.	304,325

		1,437,131

Computer Related Services -- 2.1%
12,300	Affiliated Computer Services, Inc. Class A (b)	584,004
7,000	IKON Office Solutions, Inc.	65,800
15,600	Incyte Genomics, Inc. (b)	113,412
31,200	MCSi, Inc. (b)	350,657
5,000	Pinnacle Systems, Inc. (b)	54,945
12,390	Synopsys, Inc. (b)	679,096

		1,847,914

Computers -- 1.7%
20,200	Advanced Digital Information Corp. (b)	170,286
9,000	Intergraph Corp. (b)	156,962
12,900	NCR Corp. (b)	446,340
10,000	Quantum Corp. (b)	42,000
10,900	Sandisk Corp. (b)	135,160
2,500	Storage Technology Corp. (b)	39,925
17,000	Sungard Data Systems, Inc. (b)	450,160

		1,440,833

Computers, Peripherals & Software -- 1.7%
12,300	Borland Software Corp. (b)	126,690
23,100	NetIQ Corp. (b)	522,753
20,000	Novell, Inc. (b)	64,200
14,200	Progress Software Corp. (b)	209,578
25,000	Rainbow Technologies, Inc. (b)	123,000
10,000	Read-Rite Corp. (b)	4,800
23,000	Sybase, Inc. (b)	242,650
20,100	Unisys Corp. (b)	180,900

		1,474,571

Containers -- Metal & Glass -- 0.2%
12,000	Owens-Illinois, Inc. (b)	164,880

Containers -- Paper/Plastic -- 0.4%
14,700	Pactiv Corp. (b)	349,860

Diversified Manufacturing Operations -- 0.6%
14,000	Cooper Industries Ltd.	550,200
2,500	Textron, Inc.	117,250

		561,450

Diversified Operations -- 1.6%
3,180	EnPro Industries, Inc. (b)	16,695
19,700	Griffon Corp. (b)	356,570
4,000	ITT Industries, Inc.	282,400
12,700	Teleflex, Inc.	725,805

		1,381,470

Drugs & Health Care -- 2.4%
5,600	Barr Laboratories, Inc. (b)	355,768
10,500	Guilford Pharmaceuticals, Inc. (b)	79,170
9,800	ICN Pharmaceuticals, Inc.	237,258
7,650	Ivax Corp. (b)	82,620
24,800	Mylan Laboratories, Inc.	777,480
29,100	SICOR, Inc. (b)	539,514

		2,071,810

E-Commerce & Services -- 0.2%
2,000	Expedia, Inc. Class A (b)	118,580
3,000	Ticketmaster Class B (b)	56,130

		174,710

Electrical Components -- 0.9%
14,000	Aeroflex, Inc. (b)	97,300
12,900	C&D Technologies, Inc.	232,458
4,800	Intersil Corp. (b)	102,624
16,000	Vishay Intertechnology, Inc. (b)	352,000

		784,382

Electrical Services -- 1.9%
14,800	ALLETE, Inc.	401,080
8,400	DPL, Inc.	222,180
24,800	Energy East Corp.	560,480
19,500	Teco Energy, Inc.	482,625

		1,666,365

Environmental Services -- 0.6%
26,100	Republic Services, Inc. (b)	497,727

Financial Services -- 4.7%
6,800	A.G. Edwards, Inc.	264,316
16,500	Allied Capital Corp.	373,725
15,400	AmeriCredit Corp. (b)	431,970
1,600	Bear Stearns Companies, Inc.	97,920
12,700	City National Corp.	682,625
4,100	Eaton Vance Corp.	127,920
6,800	Federal Agricultural Mortgage Corp. Class C (b)	181,560
9,500	First American Financial Corp.	218,500
15,400	First Tennessee National Corp.	589,820
8,400	Firstmerit Corp.	231,672
9,400	Legg Mason, Inc.	463,796
5,400	T. Rowe Price Group, Inc.	177,552
2,400	Waddell and Reed Financial, Inc. Class A	55,008
8,000	Wilmington Trust Corp.	244,000

		4,140,384

Food - Diversified -- 0.8%
11,100	Ralcorp Holding, Inc. (b)	346,875
13,600	Smithfield Foods, Inc. (b)	252,280
8,600	Tyson Foods, Inc. Class A	133,386

		732,541

Food & Beverages -- 1.8%
9,690	Dean Foods Co. (b)	361,437
10,300	Dole Food Co., Inc.	297,155
18,700	Hormel Foods Corp.	447,678
9,700	McCormick & Co., Inc.	249,775
8,600	SUPERVALU, Inc.	210,958

		1,567,003

Gas & Natural Gas -- 1.5%
14,400	MDU Resources Group, Inc.	378,576
12,500	National Fuel Gas Co.	281,375
24,600	Questar Corp.	607,620

		1,267,571

Health Care Equipment & Supplies -- 0.5%
3,300	Hillenbrand Industries, Inc.	185,295
7,755	Viasys Healthcare, Inc. (b)	135,325
2,700	Zimmer Holdings, Inc. (b)	96,282

		416,902

Hotels & Lodging -- 0.3%
4,600	Mandalay Resort Group (b)	126,822
4,600	MGM Mirage (b)	155,250

		282,072

Household Products -- 1.5%
13,800	Church & Dwight Co., Inc.	432,354
6,100	Ferro Corp.	183,915
11,400	Leggett & Platt, Inc.	266,760
7,100	Whirlpool Corp.	464,056

		1,347,085

Insurance -- 5.2%
9,200	Allmerica Financial Corp.	425,040
5,600	Arthur J. Gallagher & Co.	194,040
13,353	Fidelity National Financial, Inc.	421,955
11,200	Nationwide Financial Services, Inc.	442,400
21,700	Old Republic International Corp.	683,550
16,200	PMI Group, Inc.	618,840
14,500	Protective Life Corp.	479,950
12,800	Radian Group, Inc.	625,280
15,500	Torchmark Corp.	592,100

		4,483,155

Internet & Catalog Retail -- 0.1%
4,000	Amazon.com, Inc. (b)	65,000

Lasers - Systems/Components -- 0.2%
5,100	Coherent, Inc. (b)	150,649

Leisure -- 1.4%
14,900	Brunswick Corp.	417,200
26,600	Callaway Golf Co.	421,344
20,200	Royal Caribbean Cruises Ltd.	393,900

		1,232,444

Linen Supply -- 0.1%
3,000	UniFirst Corp.	75,900

Machinery -- 3.4%
13,400	AGCO Corp.	261,300
8,500	AptarGroup, Inc.	261,375
7,500	Asyst Technologies, Inc. (b)	152,625
11,600	Donaldson Co., Inc.	406,464
16,906	Kadant, Inc. (b)	278,949
16,400	Kennametal, Inc.	600,240
9,000	Milacron, Inc.	91,350
8,600	Parker Hannifin Corp.	410,994
2,900	Smith International, Inc. (b)	197,751
6,000	Tecumseh Products Co. Class A	318,480

		2,979,528

Measuring Devices -- 1.7%
2,400	FLIR Systems, Inc. (b)	100,728
13,500	Microchip Technology, Inc. (b)	370,305
10,600	PerkinElmer, Inc.	117,130
19,000	Tektronix, Inc. (b)	355,490
29,700	Thermo Electron Corp. (b)	490,050
4,400	Trimble Navigation Ltd. (b)	68,200

		1,501,903

Medical & Medical Services -- 5.4%
6,500	AmeriPath, Inc. (b)	156,000
6,300	Coventry Health Care, Inc. (b)	179,046
22,300	Health Management Associates, Inc. Class A (b)	449,345
19,800	Lincare Holdings, Inc. (b)	639,540
13,000	Oakley, Inc. (b)	226,200
12,100	Ocular Sciences, Inc. (b)	320,650
21,300	Orthodontic Centers of America, Inc. (b)	490,965
10,200	Owens & Minor, Inc.	201,552
14,500	Oxford Health Plans, Inc. (b)	673,669
2,500	Pediatrix Medical Group, Inc. (b)	62,500
10,800	PolyMedica Corp. (b)	275,832
12,400	Respironics, Inc. (b)	422,220
7,100	St. Jude Medical, Inc. (b)	524,335

		4,621,854

Medical Instruments -- 0.8%
19,300	Apogent Technologies, Inc. (b)	397,001
4,300	Beckman Coulter, Inc.	214,570
3,000	Datascope Corp.	82,920

		694,491

Metal Processors & Fabrication -- 0.1%
2,900	Precision Castparts Corp.	95,700

Miscellaneous Business Services -- 2.6%
24,200	Autodesk, Inc.	320,650
20,600	Cadence Design Systems, Inc. (b)	332,072
2,300	Electronic Arts, Inc. (b)	151,915
1,200	EMCOR Group, Inc. (b)	70,440
2,000	GTECH Holdings Corp. (b)	51,080
2,900	Hotels.com (b)	122,467
14,100	NCO Group, Inc. (b)	307,098
5,400	Overture Services, Inc. (b)	134,892
2,000	Ryder System, Inc.	54,180
20,400	Symantec Corp. (b)	670,140
10,000	US Oncology, Inc. (b)	83,300

		2,298,234

Office Equipment & Supplies -- 0.3%
7,900	John H. Harland Co.	222,780

Paper & Paper Products -- 1.0%
19,500	Rock-Tenn Co.	357,825
8,300	Smurfit-Stone Container Corp. (b)	127,986
12,500	Sonoco Products Co.	354,000

		839,811

Personal Products -- 0.3%
18,400	NBTY, Inc. (b)	284,832

Petroleum & Petroleum Products -- 3.5%
2,300	Apache Corp.	132,204
36,700	Chesapeake Energy Corp. (b)	264,240
4,200	Equitable Resources, Inc.	144,060
7,700	Forest Oil Corp. (b)	218,911
10,400	Helmerich & Payne, Inc.	371,488
1,000	Kerr-McGee Corp.	53,550
5,400	Newfield Exploration Co. (b)	200,718
22,400	Ocean Energy, Inc.	485,408
16,375	Patina Oil & Gas Corp.	449,166
5,800	Swift Energy Co. (b)	91,582
12,900	Tidewater, Inc.	424,668
12,000	Unit Corp. (b)	208,200
4,300	Vintage Petroleum, Inc.	51,170

		3,095,365

Petroleum Refining -- 1.2%
6,900	Ashland, Inc.	279,450
1,800	Murphy Oil Corp.	148,500
16,000	Valero Energy Corp.	598,720

		1,026,670

Pharmacy Services -- 0.3%
5,900	Express Scripts, Inc. Class A (b)	295,649

Pollution Control -- 0.4%
16,700	Pall Corp.	346,525

Primary Batteries, Dry & Wet -- 0.3%
12,000	Rayovac Corp. (b)	222,360

Printing & Publishing -- 2.6%
15,236	Banta Corp.	546,972
18,550	Harte-Hanks, Inc.	381,203
42,600	Paxar Corp. (b)	713,550
5,000	R.R. Donnelley & Sons Co.	137,750
12,200	Readers Digest Association, Inc.	228,506
5,900	Scholastic Corp. (b)	223,610

		2,231,591

Real Estate Investment Trust -- 0.5%
13,800	LNR Property Corp.	476,100

Recreational Vehicles & Boats -- 0.6%
8,200	Polaris Industries, Inc.	533,000

Refrigeration & Heating Equipment -- 0.3%
3,700	American Standard Companies, Inc. (b)	277,870

Retail -- 6.3%
10,400	Abercrombie & Fitch Co. Class A (b)	250,848
2,600	AnnTaylor Stores Corp. (b)	66,014
13,425	Applebee's International, Inc.	308,104
15,500	Brinker International, Inc. (b)	492,125
3,900	CDW Computer Centers, Inc. (b)	182,559
4,100	Darden Restaurants, Inc.	101,270
12,900	Family Dollar Stores, Inc.	454,725
2,000	Furniture Brands International, Inc. (b)	60,500
13,000	Lone Star Steakhouse & Saloon, Inc.	306,670
16,800	Micheal Stores, Inc. (b)	655,199
13,500	Outback Steakhouse, Inc. (b)	473,850
12,200	Papa John's International, Inc. (b)	407,358
5,600	Payless Shoesource, Inc. (b)	322,840
2,600	RARE Hospitality International, Inc. (b)	69,992
7,000	Reebok International Ltd. (b)	206,500
12,800	Ruby Tuesday, Inc.	248,320
2,500	Sonic Automotive, Inc. (b)	64,375
3,700	Sonic Corp. (b)	116,217
21,700	Viad Corp.	564,200
2,400	Zale Corp. (b)	87,000

		5,438,666

Retail - Department Stores -- 0.3%
6,100	Nieman Marcus Group, Inc. (b)	211,670
4,000	Nordstrom, Inc.	90,600

		302,270

Semiconductor Equipment -- 2.3%
11,300	ATMI, Inc. (b)	252,781
9,200	DuPont Photomasks, Inc. (b)	298,816
23,400	Imation Corp. (b)	696,384
13,400	International Rectifier Corp. (b)	390,610
1,300	Semtech Corp. (b)	34,710
69,500	Sonicblue, Inc. (b)	71,585
7,900	Varian Semiconductor Equipment, Inc. (b)	268,047

		2,012,933

Steel -- 0.8%
16,100	Engelhard Corp.	455,952
17,900	Maverick Tube Corp. (b)	268,500

		724,452

Technology -- 0.2%
11,000	Network Associates, Inc. (b)	211,970

Telephone & Telecommunications -- 1.2%
7,200	CenturyTel, Inc.	212,400
17,000	Ciena Corp. (b)	71,230
3,700	Commonwealth Telephone Enterprises, Inc. (b)	148,888
6,500	Metro One Telecommunications, Inc. (b)	90,740
3,500	Telephone & Data Systems, Inc.	211,925
8,100	US Cellular Corp. (b)	206,145
3,700	UTStarcom, Inc. (b)	74,629

		1,015,957

Tires & Tubes -- 0.8%
11,300	Cooper Tire & Rubber Co.	232,215
5,000	Goodyear Tire & Rubber Co.	93,550
15,900	The B.F. Goodrich Co.	434,388

		760,153

Tools & Accessories -- 0.7%
9,300	Snap-On, Inc.	276,117
8,700	The Stanley Works	356,787

		632,904

Toys -- 0.1%
4,000	Hasbro, Inc.	54,240

Transport - Marine -- 0.2%
8,500	Kirby Corp. (b)	207,825

Wholesale Distribution -- 1.1%
4,200	AmerisourceBergen Corp.	319,200
4,800	BorgWarner, Inc.	277,248
10,500	Performance Food Group Co. (b)	355,530

		951,978

Total Common Stocks (Cost $78,355,593)		77,677,119

Mutual Fund -- 7.1%
25,000	iShares S&P Midcap 400	2,437,000
41,500	Midcap SPDR Trust Series I	3,716,325

Total Mutual Fund (Cost $6,439,117)		6,153,325

Cash Equivalent -- 3.8%
3,346,100	Huntington Money Market Fund, Interfund Class	3,346,100

Total Cash Equivalent (Cost $3,346,100)		3,346,100

Total (Cost $88,140,810) (a)		$87,176,544

See Notes to Portfolios of Investments on page 49.

Huntington New Economy Fund

June 30, 2002 (Unaudited)

Shares		Value
Common Stocks -- 93.9%
Aerospace & Defense -- 1.1%
3,400	Lockheed Martin Corp.	$236,300

Airlines -- 0.4%
4,000	SkyWest, Inc.	93,560

Amusement & Recreation Services -- 1.1%
11,800	Aztar Corp. (b)	245,440

Apparel & Textiles -- 0.4%
2,300	G & K Services, Inc.	78,752

Auto/Truck Parts & Equipment -- 2.2%
2,300	Group 1 Automotive, Inc. (b)	87,745
900	Johnson Controls, Inc.	73,449
1,600	Lear Corp. (b)	74,000
2,700	PACCAR, Inc.	119,853
2,300	TRW, Inc.	131,054

		486,101

Banks -- 5.7%
2,000	Bank of Hawaii Corp.	56,000
4,200	Dime Community Bancshares	95,298
2,200	Golden State Bancorp, Inc.	79,750
1,800	GreenPoint Financial Corp.	88,380
4,000	Independence Community Bank Corp.	114,920
2,600	MB Financial, Inc.	86,996
1,950	New York Community Bancorp, Inc.	52,845
1,800	North Fork Bancorporation, Inc.	71,658
3,600	R & G Financial Corp., Class B	85,356
5,100	Regions Financial Corp.	179,265
7,600	SouthTrust Corp.	198,512
1,900	UCBH Holdings, Inc.	72,219
2,000	Webster Financial Corp.	76,480

		1,257,679

Building & Construction -- 7.0%
4,400	Centex Corp.	254,276
4,100	Clayton Homes, Inc.	64,780
10,000	D. R. Horton, Inc.	260,300
2,400	KB Home	123,624
2,000	Lafarge North America, Inc.	70,300
2,300	Lennar Corp.	140,760
2,600	M/I Schottenstein Homes, Inc.	97,968
2,700	MDC Holdings, Inc.	140,400
430	NVR, Inc. (b)	138,890
2,400	Ryland Group, Inc.	119,400
3,800	Standard-Pacific Corp.	133,304

		1,544,002

Chemicals -- 0.4%
5,100	Airgas, Inc. (b)	88,230

Commercial Services & Supplies -- 2.2%
5,000	Allis-Chalmers Corp. (b)	7,000
3,200	Cendant Corp. (b)	50,816
2,666	ChoicePoint, Inc. (b)	121,223
5,000	Concord EFS, Inc. (b)	150,700
6,500	Interactive Data Corp. (b)	94,640
1,900	NDC Health Corp.	53,010

		477,389

Computers -- 3.0%
6,400	Adaptec, Inc. (b)	50,496
3,800	Documentum, Inc. (b)	45,600
4,500	Intergraph Corp. (b)	78,481
4,500	Perot Systems Corp. Class A (b)	49,005
11,500	Storage Technology Corp. (b)	183,655
7,200	Sungard Data Systems, Inc. (b)	190,656
5,700	Syntel, Inc. (b)	70,452

		668,345

Diversified Operations -- 1.5%
4,200	A.O. Smith Corp.	131,082
7,400	Griffon Corp. (b)	133,940
4,700	Walter Industries, Inc.	62,745

		327,767

E-Commerce & Services -- 2.5%
4,700	Expedia, Inc. Class A (b)	278,663
5,100	GSI Commerce, Inc. (b)	37,995
7,000	Ticketmaster Class B (b)	130,970
19,200	WebMD Corp. (b)	108,096

		555,724

Electric & Electronic Equipment -- 0.2%
42,800	Viscount Systems, Inc. (b)	50,076

Environmental Services -- 0.4%
2,600	Stericycle, Inc. (b)	92,066

Financial Services -- 4.3%
2,900	Commercial Federal Corp.	84,100
1,500	Doral Financial Corp.	50,085
8,200	First Data Corp.	305,040
6,700	H & R Block, Inc.	309,205
5,450	Washington Mutual, Inc.	202,250

		950,680

Food & Beverages -- 3.6%
1,500	American Italian Pasta Co. (b)	76,485
4,100	Bob Evans Farms, Inc.	129,068
3,900	Dole Food Co., Inc.	112,515
5,300	Fresh Del Monte Produce, Inc.	132,500
4,800	Landry's Seafood Restaurants, Inc.	122,448
6,000	Ryan Family Steak Houses, Inc. (b)	79,260
5,200	YUM! Brands, Inc. (b)	152,100

		804,376

Freight Transportation Arrangement -- 0.5%
5,600	Airborne, Inc.	107,520

Gambling -- 1.8%
3,200	Ameristar Casinos, Inc. (b)	92,992
4,100	Argosy Gaming Co. (b)	116,440
4,700	Isle of Capris Casinos, Inc. (b)	95,175
4,600	Penn National Gaming, Inc. (b)	83,490

		388,097

Hotels & Lodging -- 1.0%
3,800	Mandalay Resort Group (b)	104,766
3,300	MGM Mirage (b)	111,375

		216,141

Household Furnishings -- 0.9%
1,200	American Woodmark Corp.	67,356
6,000	Fossil, Inc. (b)	123,360

		190,716

Household Products -- 0.3%
900	Whirlpool Corp.	58,824

Insurance -- 1.7%
2,800	Lowes Corp.	148,372
2,500	UnitedHealth Group, Inc.	228,875

		377,247

Internet Security -- 0.3%
4,000	McAfee Corp. (b)	58,560

Internet Services -- 0.4%
6,400	Alloy, Inc. (b)	92,416

Leisure -- 0.5%
5,500	Royal Caribbean Cruises Ltd.	107,250

Leisure Equipment & Products -- 0.3%
3,600	Mattel, Inc.	75,888

Linen Supply -- 0.5%
4,500	UniFirst Corp.	113,850

Machinery -- 1.5%
6,100	AGCO Corp.	118,950
2,900	Albany International Corp. Class A	78,039
7,600	Lennox International, Inc.	136,724

		333,713

Measuring Devices -- 0.3%
1,800	FLIR Systems, Inc. (b)	75,546

Medical & Medical Services -- 8.3%
2,700	Aetna, Inc.	129,519
2,300	Baxter International, Inc.	102,235
3,500	Becton, Dickinson & Co.	120,575
2,300	Bio-Rad Laboratories, Inc. Class A (b)	104,673
9,300	Curative Health Services, Inc. (b)	156,054
3,400	DaVita, Inc. (b)	80,920
1,800	Diagnostic Products Corp.	66,600
12,000	Hologic, Inc. (b)	173,640
2,900	Johnson & Johnson, Inc.	151,554
2,700	Medtronic, Inc.	115,695
2,600	Ocular Sciences, Inc. (b)	68,900
1,600	Pediatrix Medical Group, Inc. (b)	40,000
1,900	Pharmaceutical Resources, Inc. (b)	52,782
1,000	St. Jude Medical, Inc. (b)	73,850
3,200	STERIS Corp. (b)	61,152
1,500	Tenet Healthcare Corp. (b)	107,325
5,500	Varian Medical Systems, Inc. (b)	223,025

		1,828,499

Metal Processors & Fabrication -- 0.6%
5,500	Timken Co.	122,815

Metals & Mining -- 1.6%
3,744	Barrick Gold Corp.	71,099
2,700	Commercial Metals Co.	126,738
8,800	Freeport-McMoran Copper & Gold, Inc. Class B (b)	157,080

		354,917

Miscellaneous Business Services -- 5.9%
2,300	Action Performance Companies, Inc. (b)	72,680
3,800	Caremark Rx, Inc. (b)	62,700
2,100	Deluxe Corp.	81,669
1,700	Document Sciences Corp. (b)	3,842
1,000	Electronic Arts, Inc. (b)	66,050
3,100	EMCOR Group, Inc (b)	181,970
6,600	Fair Issac & Co., Inc.	216,942
10,200	GTECH Holdings Corp. (b)	260,508
1,700	Hotels.com (b)	71,791
4,700	New England Business Services, Inc.	118,158
2,600	Overture Services, Inc. (b)	64,948
4,300	Ryder System, Inc.	116,487

		1,317,745

Office Equipment & Supplies -- 0.9%
2,500	John H. Harland Co.	70,500
3,800	Standard Register Co.	129,922

		200,422

Paper & Paper Products -- 0.5%
6,100	Rock-Tenn Co.	111,935

Personal Products -- 0.3%
4,200	NBTY, Inc. (b)	65,016

Petroleum Refining -- 0.7%
2,500	Ashland, Inc.	101,250
1,020	Phillips Petroleum Co.	60,058

		161,308

Professional Services -- 0.8%
2,400	Apollo Group, Inc. (b)	94,608
1,300	Strayer Education, Inc.	82,680

		177,288

Railroad Transportation -- 0.3%
1,600	CSX Corp.	56,080

Real Estate Investment Trust -- 1.0%
4,700	Annaly Mortgage Management, Inc.	91,180
10,400	La Quinta Corp. (b)	75,400
1,900	LNR Property Corp.	65,550
4,800	Ventas, Inc.	61,200

		293,330

Recreation & Utility Trailer Dealers -- 1.1%
2,000	Thor Industries, Inc.	142,520
2,500	Winnebago Industries, Inc.	110,000

		252,520

Retail -- 16.3%
4,400	AnnTaylor Stores Corp. (b)	111,716
3,300	Applebee's International, Inc.	75,735
5,800	AutoNation, Inc. (b)	84,100
3,800	Bed Bath & Beyond, Inc. (b)	143,412
3,800	Borders Group, Inc. (b)	69,920
4,000	CBRL Group, Inc.	122,080
1,500	CDW Computer Centers, Inc. (b)	70,215
2,850	Chico's FAS, Inc. (b)	103,512
3,900	Circuit City Stores, Inc.	73,125
4,200	Dillards Department Stores, Inc.	110,418
1,900	Family Dollar Stores, Inc.	66,975
2,900	Fred's, Inc	106,662
3,200	Furniture Brands International, Inc. (b)	96,800
8,900	Hancock Fabrics, Inc.	165,362
2,850	Hot Topic, Inc. (b)	76,124
5,400	K-Swiss, Inc. Class S	140,292
5,800	Lone Star Steakhouse & Saloon, Inc.	136,822
3,200	Lowe's Cos., Inc.	145,280
4,000	Micheal Stores, Inc. (b)	156,000
1,900	Nike, Inc. Class B	101,935
2,300	O'Reilly Automotive, Inc. (b)	63,388
5,500	Office Depot, Inc. (b)	92,400
4,700	Pep Boys-Manny, Moe & Jack	79,195
16,000	PETsMART, Inc. (b)	256,639
4,500	Pier 1 Imports, Inc.	94,500
6,900	Reebok International Ltd. (b)	203,549
4,200	Regis Corp.	113,480
3,100	Ross Stores, Inc.	126,325
6,300	Shopko Stores, Inc. (b)	127,260
4,500	Sonic Automotive, Inc. (b)	115,875
7,900	TBC Corp. (b)	125,452
4,400	Tuesday Morning Corp. (b)	81,664

		3,636,212

Semi-Conductors/Instruments -- 1.0%
5,300	Artisan Components, Inc. (b)	47,700
4,500	ESS Technology, Inc. (b)	78,930
7,900	PLX Technology, Inc. (b)	33,575
3,000	Zoran Corp. (b)	68,730

		228,935

Software -- 1.9%
19,100	Acclaim Entertainment, Inc. (b)	67,423
2,600	Activision, Inc. (b)	75,556
7,000	Concord Communications, Inc. (b)	115,360
4,500	Inter-Tel, Inc.	76,995
3,100	JDA Software Group, Inc. (b)	87,606

		422,940

Steel -- 0.9%
4,400	AK Steel Holding Corp.	56,364
3,500	Quanex Corp.	152,950

		209,314

Technology -- 1.0%
11,000	Network Associates, Inc. (b)	211,970

Tires & Tubes -- 0.5%
5,500	Cooper Tire & Rubber Co.	113,025

Tools & Accessories -- 0.3%
1,600	The Stanley Works	65,616

Transportation Services -- 1.6%
3,723	Heartland Express, Inc. (b)	89,091
2,600	J.B. Hunt Transport Services, Inc. (b)	76,752
5,300	Knight Transportation, Inc. (b)	122,907
2,000	Roadway Corp.	71,860

		360,610

Video Tape Rental -- 0.6%
6,100	Hollywood Entertainment Corp. (b)	126,148

Wholesale Distribution -- 0.4%
1,177	AmerisourceBergen Corp.	89,452

Wines, Brandy, & Brandy Spirits -- 0.5%
3,200	Constellation Brands, Inc. (b)	102,400

Woven Carpets & Rugs -- 0.6%
2,300	Mohawk Industries, Inc. (b)	141,519

Total Common Stocks (Cost $20,200,954)		20,802,271

Cash Equivalent -- 6.1%
1,354,294	Huntington Money Market Fund, Interfund Class	1,354,294

Total Cash Equivalent (Cost $1,354,294)		1,354,294

Total (Cost $21,555,248) (a)		$22,156,565

See Notes to Portfolios of Investments on page 49.

Huntington Mortgage Securities Fund

June 30, 2002 (Unaudited)

Principal Amount		Value
U.S. Government Agencies and Mortgage Backed Agencies -- 75.4%
Federal Home Loan Bank -- 3.7%
$1,500,000	5.250%, 08/15/06	$1,560,645

Federal Home Loan Mortgage Corporation -- 26.4%
16,577	Pool # 380059, 9.500%, 10/1/04	17,346
859,805	Pool # C00512, 7.000%, 4/1/27	893,714
769,488	Pool # C80391, 7.000%, 3/1/26	800,983
406,221	Pool # D66491, 6.500%, 12/1/25	417,575
611,807	Pool # D69575, 7.500%, 3/1/26	646,730
963,492	Pool # E00956, 6.000%, 3/1/16	985,112
1,000,000	REMIC Series 2198, Class PQ, 7.000%, 4/15/24	1,038,040
1,200,000	REMIC Series 2230, Class PN, 7.000%, 3/15/29	1,250,182
2,000,000	REMIC Series 2334, Class GA, 6.000%, 12/15/24	2,075,001
1,000,000	REMIC Series 2399, Class EC, 5.500%, 1/15/09	996,562
1,014,000	REMIC Series 2437, Class CC, 6.500%, 3/15/32	1,016,852
1,000,000	REMIC Series 2448, Class CM, 5.750%, 12/15/12	1,002,146

		11,140,243

Federal National Mortgage Association -- 32.8%
871,246	Pool # 250551, 7.000%, 5/1/26	906,200
461,315	Pool # 250554, 6.500%, 5/1/11	482,225
620,887	Pool # 252769, 7.500%, 8/1/19	655,853
986,794	Pool # 254296, 6.500%, 4/1/22	1,015,124
265,595	Pool # 377783, 6.500%, 4/1/12	277,343
694,171	Pool # 397835, 6.500%, 9/1/12	724,676
1,502,692	Pool # 602879, 6.000%, 11/1/31	1,501,389
768,654	Pool # E65142, 6.500%, 7/1/11	803,695
1,500,000	REMIC Series 1993-163, Class PY, 6.750%, 3/25/22	1,588,939
1,000,000	REMIC Series 1996-53, Class PG, 6.500%, 12/18/11	1,066,321
1,000,000	REMIC Series 1998-44, Class TE, 6.250%, 4/18/21	1,031,469
1,500,000	REMIC Series 1998-M, Class A2, 6.250%, 1/25/08	1,583,417
1,253,123	REMIC Series 2001-60, Class GR, 6.000%, 4/25/30	1,219,676
984,835	REMIC Series 2002-28, Class YD, 6.500%, 5/25/32	986,803

		13,843,130

Principal Amount or Shares		Value
U.S. Government Agencies and Mortgage Backed Agencies -- (Continued)
Government National Mortgage Association -- 12.5%
$388,082	Pool #200023, 9.500%, 5/15/18	$435,020
558,847	Pool #316151, 7.500%, 4/15/22	594,898
14,443	Pool #328651, 8.500%, 5/15/07	15,485
526,686	Pool #352022, 7.000%, 11/15/23	551,912
1,000,000	REMIC Series 1999-24, Class PD, 6.500%, 5/20/26	1,030,044
1,000,000	REMIC Series 2002-13, Class KB, 6.000%, 8/16/29	1,022,721
1,615,000	REMIC Series 2002-13, Class KC, 6.000%, 7/16/30	1,641,278

		5,291,358

Total U.S. Government Agencies and Mortgage Backed Agencies (Cost)		31,835,376

Common Stocks -- 19.1%
Real Estate Investment Trust -- 19.1%
10,000	Alexandria Real Estate Equities, Inc.	492,900
6,500	Boston Properties, Inc.	259,675
15,000	Brandywine Realty Trust	388,500
7,500	Camden Property Trust	277,725
10,000	Centerpoint Properties Corp.	581,500
5,000	Chateau Communities, Inc.	153,000
5,000	Crescent Real Estate Equities Co.	93,500
15,000	Developers Diversified Realty Corp.	337,650
3,000	Duke Realty Corp.	86,850
2,000	EastGroup Properties, Inc.	50,960
10,000	Equity Office Properties Trust	301,000
10,000	Equity Residential Properties Trust	287,500
10,000	Gables Residential Trust	319,300
1,000	Getty Realty Corp.	20,250
7,500	Health Care Property Investors, Inc.	319,950
10,000	Healthcare Realty Trust, Inc.	320,000
2,000	Hospitality Properties Trust	73,000
5,000	Keystone Property Trust	79,400
5,500	Kimco Realty Corp.	184,195
10,000	Mack-Cali Realty Corp.	351,500
5,000	Manufactured Home Communities, Inc.	174,050
15,000	Mills Corp.	465,000
1,000	Pennsylvania Real Estate Investment Trust	27,110
3,000	Prologis Trust	78,000
7,500	Public Storage, Inc.	278,250
2,500	Reckson Associates Realty Corp.	62,250
1,000	Shurgard Storage Centers, Class A	34,520
15,000	Simon Property Group, Inc.	552,750
9,000	SL Green Realty Corp.	320,850
1,000	Sun Communities, Inc.	41,570
2,000	United Dominion Realty Trust, Inc.	31,500
14,000	Ventas, Inc.	178,500
5,000	Vornado Realty Trust	230,000
5,000	Washington Real Estate Investment Trust	144,450
12,750	Weinharten Realty Investors	451,350

Total Common Stocks (Cost $6,884,224)		8,048,505

Cash Equivalent -- 1.3%
546,256	Huntington Money Market Fund, Interfund Class	546,256

Total Cash Equivalent (Cost $546,256)		546,256

Total (Cost $38,344,718) (a)		$40,430,137

See Notes to Portfolios of Investments on page 49.

Huntington Ohio Tax-Free Fund

June 30, 2002 (Unaudited)

Principal Amount		Value
Municipal Bonds -- 100.0%
Ohio -- 98.6%
$915,000	Akron, OH, GO LT, 6.500%, 11/1/14	$1,096,087
500,000	Akron, OH, GO LT, (Series A), 5.300%, 12/1/11	529,205
300,000	Aurora, OH, City School District, GO UT, (FGIC Ins), 5.500%, 12/1/07	330,693
375,000	Avon Lake, OH, Water System, Revenue Bonds, (Series A), (AMBAC Ins), 5.500%, 10/1/15	404,925
500,000	Butler County, OH, GO LT, (AMBAC Ins), 5.000%, 12/1/12	526,810
1,020,000	Canton, OH, School District, GO UT, (MBIA Ins), 5.350%, 12/1/15	1,088,411
500,000	Chagrin Falls, OH, Exempt Village School District, (Series 2), 5.100%, 12/1/10	533,185
100,000	Clark County, OH, GO LT, 6.000%, 12/01/15	109,362
450,000	Cleveland, OH, School District, (Series A), GO, (FGIC Ins), 5.875%, 12/1/11	466,056
500,000	Cleveland, OH, Waterworks, Refunding Revenue Bond, (Series I), (FSA Ins), 5.250%, 1/1/13	530,140
1,250,000	Cleveland, OH, Waterworks, Refunding Revenue Bonds, (Series I), (FSA Ins), 5.000%, 1/1/16	1,287,024
600,000	Columbus, OH, Police/Fireman Disability, GO LT, 5.000%, 7/15/13	630,078
300,000	Columbus, OH, GO LT, (Series D), 5.250%, 9/15/11	313,746
100,000	Columbus, OH, Sewer, Refunding Revenue Bonds, 1.200%, 7/4/02**	100,000
134,000	Columbus, OH, Special Assessment, 5.700%, 7/15/06	138,887
250,000	Columbus, OH, GO LT, 5.000%, 1/1/09	269,345
500,000	Cuyahoga County, Hospital Revenue, W.O. Walker Center, (Series I), (AMBAC Ins), 5.250%, 1/1/13	529,475
500,000	Cuyahoga County, OH, GO LT, 5.200%, 11/15/09	532,845
200,000	Cuyahoga Falls, OH, GO LT, (MBIA Ins), 5.400%, 12/1/06	220,092
500,000	Dayton, OH, GO LT, (MBIA Ins), 5.000%, 12/1/12	530,495
250,000	Dover, OH, Municipal Electric System, (FGIC Ins), 5.500%, 12/1/07	272,033
500,000	Euclid, OH, GO LT, 5.300%, 12/1/07	543,145
500,000	Euclid, OH, GO LT, 5.450%, 12/1/08	539,625
500,000	Euclid, OH, GO LT, 5.000%, 12/1/12	528,520
205,000	Fairlawn, OH, GO LT, 5.750%, 12/1/13	217,070
500,000	Findlay, OH, GO LT, 5.500%, 7/1/08	545,290
250,000	Findlay, OH, GO LT, Sewer, 5.200%, 7/1/06	262,305
75,000	Franklin County, OH, 5.250%, 12/1/07	79,592
500,000	Franklin County, OH, GO LT, 5.050% 12/1/05	528,080
250,000	Franklin County, OH, Hospital Facility Authority, Refunding Revenue Bonds, 6.500%, 5/1/07	257,603
500,000	Franklin County, OH, Hospital Facility Authority, Refunding Revenue Bonds, 5.800%, 11/1/10	532,000
305,000	Franklin, OH, GO LT, (MBIA Ins), 6.000%, 9/1/06	332,752
580,000	Gahanna, OH, GO LT, 5.550%, 6/1/05	622,160
250,000	Grandview Heights, OH, GO LT, 7.100%, 12/1/06	257,213
250,000	Grandview Heights, OH, GO UT, City School District, 5.400%, 12/1/05	273,558
300,000	Greene County, OH, Water Systems, Revenue Bond, (Series A), (FGIC Ins), 5.750%, 12/1/09	335,859
500,000	Hamilton County, OH, GO LT, 5.100%, 12/1/11	523,120
1,795,000	Hamilton County, OH, GO LT, 5.250%, 12/1/15	1,880,172
315,000	Hancock County, OH, Refunding & Improvement Bonds, GO LT, 5.200%, 12/1/08	334,971
170,000	Hilliard, OH, GO LT, 5.350%, 12/1/06	185,088
180,000	Hilliard, OH, GO LT, 5.500%, 12/1/07	195,253
250,000	Hudson City, OH, GO UT, 5.000%, 12/1/14	261,740
500,000	Kent State University, OH, University Revenue Bonds, (MBIA Ins), 5.300%, 5/1/10	537,725
255,000	Lakewood, OH, City School District, GO UT, 5.050% 12/1/05	269,173
510,000	Lakewood, OH, City School District, GO UT, (FGIC Ins), 4.900%, 12/1/15	529,242
130,000	Lakewood, OH, Hospital Improvement Authority, Refunding Revenue Bonds, (Series 1), (MBIA Ins), 5.000%, 2/15/14	130,112
500,000	Lorain County, OH, Revenue Bonds, (Series B), (Catholic Healthcare Partners), 6.000%, 9/1/08	564,740
135,000	Lucas County, OH, GO LT, Juvenile Justice, (MBIA Ins), 5.750%, 11/15/11	146,930
500,000	Mahoning County, OH, Sewer Systems, Refunding Revenue Bonds, (AMBAC Ins), 5.200%, 12/1/14	535,485
100,000	Mansfield, OH, City School District, GO UT, (MBIA Ins), 5.350%, 12/1/14	107,127
500,000	Mason, OH, City School District, GO UT, 5.150%, 12/1/12	536,985
250,000	Miami County, OH, GO LT, 4.880%, 12/1/10	265,238
500,000	Miami University, OH, General Receipts, Revenue Bonds, 5.400%, 12/1/05	531,435
500,000	Montgomery County, OH, GO LT, 5.400%, 12/1/11	536,860
270,000	Montgomery, OH, GO LT, 5.600%, 12/1/05	273,942
285,000	Montgomery, OH, GO LT, 5.750%, 12/1/06	289,335
250,000	Muskingum County, OH, Refunding & Improvement Revenue Bonds, Bethesda Care System, (LOC-Connie Lee), 5.350%, 12/1/07	275,868
235,000	Norwalk, OH, GO LT, 5.550%, 4/1/09	253,809
250,000	Norwalk, OH, GO LT, 5.600%, 4/1/10	269,623
100,000	Ohio State Building Authority State Facilities, Adult Correctional, (Series A), 5.500%, 10/1/13	108,852
420,000	Ohio State Building Authority, (Series A), 5.380%, 10/1/12	455,847
1,020,000	Ohio State Building Authority, (Series A), 5.375%, 10/1/14	1,087,116
250,000	Ohio State Higher Education Facility, Refunding Revenue Bonds, John Carroll University Project, 5.350%, 10/1/05	264,088
600,000	Ohio State Higher Education Facility, Refunding Revenue Bonds, Oberlin College, 5.250%, 10/1/14	654,228
445,000	Ohio State Higher Education Facility, Revenue Bonds, (Denison University Project), 5.400%, 11/1/11	472,884
1,975,000	Ohio State Public Facilities Commission, Refunding Revenue Bonds, (Series II-A), (MBIA Ins), 5.000%, 12/1/11	2,075,546
500,000	Ohio State Turnpike Commission, Revenue Bonds, (Series A), 5.350%, 2/15/09	536,855
500,000	Ohio State University, General Receipts, (Series A2), 5.750%, 12/1/09	517,460
900,000	Ohio State Water Development Authority Pollution Control Facilities, Revenue Bonds, (MBIA Ins), 5.000%, 12/1/14	937,890
1,000,000	Ohio State Water Development Authority Pollution Control Facilities, Revenue Bonds, (MBIA Ins), 5.000%, 6/1/15	1,035,710
500,000	Ohio State Water Development Authority, Revenue Refunding & Improvement Bonds, (MBIA Ins), Revenue Refunding Bonds, 5.750%, 12/1/05	517,585
1,000,000	Ohio State Water Development Authority, (AMBAC Ins), 6.000%, 12/1/08	1,036,110
350,000	Ohio State, GO UT, 5.900%, 8/1/06	387,429
250,000	Pickerington, OH, Local School District, GO UT, (AMBAC Ins), 5.550%, 12/1/07	266,890
500,000	Rocky River, OH, City School District, GO UT, 5.150%, 12/1/08	547,270
500,000	Solon, OH, GO LT, 5.250%, 12/1/07	538,190
55,000	Strongsville, OH, GO LT, 6.700%, 12/1/11	62,693
445,000	Strongsville, OH, GO LT, 6.700%, 12/1/06 @ 102	522,167
250,000	Summit County, OH, GO LT, (MBIA Ins), 5.650%, 12/1/07	267,200
335,000	Swanton, OH, Local School District, School Improvement, GO UT, (FGIC Ins), 4.900%, 12/1/15	346,738
500,000	Teays Valley, OH, Local School District, School Facilities Construction & Improvement, GO UT, (FGIC Ins), 5.150%, 12/1/14	530,540
500,000	Troy, OH, Capital Facilities, GO LT, 6.250%, 12/1/11	567,350
550,000	Twinsburg, OH, Local School District, GO UT, (FGIC Ins), 5.400%, 12/1/09	598,505
500,000	University of Cincinnati, OH, Certificates of Participation, University Center Project, 5.100%, 6/1/11	543,375
250,000	University of Cincinnati, OH, General Receipts, Revenue Bonds, (Series V), 5.250%, 6/1/08	264,903
265,000	University of Cincinnati, OH, General Receipts, Revenue Bonds, (Series V), 5.350%, 6/1/09	280,089
250,000	University of Cincinnati, OH, General Receipts, Revenue Bonds, (Series R9), 5.600%, 6/1/09	257,965
500,000	Vandalia, OH, Various Purpose Improvement Bonds, GO LT, 5.450%, 12/1/10	535,755
555,000	Wadsworth, OH, City School District, (FGIC Ins), 0.000%, 12/1/07	459,301
175,000	Warren County, OH, Sewer Improvement, P&G Co./Lower Miami, GO LT, 5.250%, 12/1/08	186,200
185,000	Warren County, OH, Sewer Improvement, P&G Co./Lower Miami, GO LT, 5.350%, 12/1/09	196,202
400,000	Warren County, OH, Water Improvement, The P&G Project, GO LT, 5.250%, 12/1/07	430,280
500,000	Westlake, OH, City School District, (Series A), GO LT, 5.500%, 12/1/10	542,100
500,000	Westlake, OH, Refunding and Improvement, GO LT, 5.350%, 12/1/10	545,525
250,000	Wright State University, OH, General Receipts, Revenue Bonds, (AMBAC Ins), 5.000%, 5/1/06	259,558
100,000	Youngstown, OH, GO LT, (MBIA Ins), 6.125%, 12/1/14	110,163

		44,674,198

Puerto Rico -- 1.2%
500,000	Commonwealth of Puerto Rico, GO UT, (MBIA Ins), 6.500%, 7/1/11	600,565

Total Municipal Bonds (Cost $43,012,850)		45,274,763

Total (Cost $43,012,850) (a)		$45,274,763

See Notes to Portfolios of Investments on page 49.

(See notes which are an integral part f the Financial Statements)

Huntington Michigan Tax-Free Fund

June 30, 2002 (Unaudited)

Principal Amount		Value
Municipal Bonds -- 100.0%
Michigan -- 100.0%
$295,000	Atherton, MI, Community School District, 6.000%, 5/1/09	$335,220
150,000	Bay City, MI, G.O., (AMBAC Ins), 5.200%, 9/1/12	151,862
500,000	Brandon, MI, School District, 4.850%, 5/1/05	530,745
500,000	Cadillac, MI, Area Public Schools, (FGIC Ins), 5.375%, 5/1/10	526,690
800,000	Caledonia, MI, Community Schools, 5.250%, 5/1/15	843,023
300,000	Coopersville, MI, Public Schools, (MBIA Ins), 4.875%, 5/1/15	305,979
200,000	Detroit, MI, City School District, (FGIC Ins), 5.000%, 5/1/09	215,802
500,000	Detroit, MI, G.O., (MBIA Ins), 5.500%, 4/1/06	547,835
100,000	Detroit, MI, Sewer Disposal Revenue, (MBIA Ins), 5.250%, 7/1/09	105,310
500,000	Ferndale, MI, G.O., (FGIC Ins), 5.250%, 4/1/16	517,115
315,000	Ferris State University, (FGIC Ins), 4.850%, 10/1/15	322,254
250,000	Forest Hills, MI, Public Schools, 5.000%, 5/1/13	267,605
250,000	Forest Hills, MI, Public Schools, 5.250%, 5/1/13	266,858
500,000	Fowlerville, MI, Community Schools, (MBIA Ins), 5.350%, 5/1/07 @ 100	550,295
345,000	Garden City, MI, G.O., (MBIA Ins), 4.700%, 11/1/14	358,990
200,000	Genesee County, MI, Building Authority, (AMBAC Ins), 5.100%, 5/1/14	208,998
500,000	Gibraltar, MI, School District, (MBIA Ins), 5.000%, 5/1/08	539,675
545,000	Grand Rapids, MI, Downtown Development Authority, (MBIA Ins), 6.600%, 6/1/08	596,176
490,000	Greenville, MI, Public Schools, (FSA Ins), 4.900%, 5/1/13	506,930
500,000	Grosse Isle Township, MI, School District, (FGIC Ins), 5.600%, 5/1/07 @ 100	555,860
655,000	Holland, MI, Water Supply System, 5.250%, 7/1/12	680,538
450,000	Kelloggsville, MI, Public Schools, (FGIC Ins), 5.000%, 5/1/13	467,852
260,000	Kent County, MI, Building Authority, 4.800%, 6/1/16	263,242
500,000	Lake Shore, MI, Public Schools, (FSA Ins), 5.400%, 5/1/12	528,225
500,000	Lakeview, MI, Public School District, 5.000%, 5/1/15	519,610
350,000	Lansing, MI, Board of Water & Light, 5.000%, 7/1/15	361,204
350,000	Lenawee County, MI, Building Authority, (AMBAC Ins), 6.000%, 5/1/09	361,487
110,000	Mancelona, MI, Public Schools, (FGIC Ins), 5.200%, 5/1/12	114,279
125,000	Mattawan, MI, Consolidated School District, 4.850%, 5/1/05	132,686
500,000	Michigan State Building Authority, 5.125%, 10/15/15	518,565
250,000	Michigan State Underground Storage Tank Financial Assurance Authority, (AMBAC Ins), 5.500%, 5/1/09	269,758
420,000	Michigan State Building Authority, 5.000%, 10/15/12	440,429
660,000	Michigan State Hospital Financing Authority, (LOC-Banc One), 6.000%, 1/1/09	692,684
10,000	Michigan State Hospital Financing Authority, (AMBAC Ins), 5.750%, 5/15/16	10,433
155,000	Mona Shores, MI, School District, (FGIC Ins), 5.800%, 5/1/17	167,671
150,000	Muskegon, MI, G.O., (MBIA Ins), 4.000%, 6/1/06	156,057
110,000	Oakland County, MI, 4.000%, 10/1/05	114,898
500,000	Paw Paw, MI, Public School District G.O., (FGIC Ins), 6.500%, 5/1/09	582,805
100,000	Petoskey, MI, Public School District, 5.350%, 5/1/07	104,599
640,000	Saginaw Valley State University, (AMBAC Ins), 5.000%, 7/1/12	679,468
230,000	Saranac, MI, Community School District, 5.700%, 5/1/07	241,311
105,000	South Lake, MI, Schools, 4.800%, 5/1/05	111,314
500,000	St. Joseph, MI, Hospital Financing Authority, (AMBAC Ins), 5.125%, 1/1/09	519,135
120,000	Traverse City, MI, Area Public Schools, (FGIC Ins), 7.250%, 5/1/07	140,485
400,000	Troy, MI, Downtown Development Authority, (LOC-Radian), 6.100%, 11/1/05 @ 102	453,332
275,000	Unionville-Sebewaing, MI, Area School District, 5.000%, 5/1/07	297,008
100,000	University of Michigan, 5.200%, 11/15/06	109,542
500,000	University of Michigan, 5.800%, 4/1/10	523,300
300,000	University of Michigan, 5.250%, 12/1/10	319,059
500,000	Van Buren County, MI, G.O., (AMBAC Ins). 5.000%, 5/1/16	515,445
500,000	Wayne State University, (FGIC Ins), 4.750%, 11/15/08	535,930
500,000	West Ottawa, MI, Public School District, (FGIC Ins), 5.400%, 5/1/09	539,825
300,000	Whiteford, MI, Agricultural School District, 5.000%, 5/1/15	311,544
Principal Amount or Shares		Value
Municipal Bonds -- (Continued)
Michigan -- (Continued)
$200,000	Ypsilanti, MI, G.O., (FGIC Ins), 4.750%, 10/1/15	$203,012

		20,239,954

Total Municipal Bonds (Cost $19,367,064)		20,239,954

Cash Equivalent -- 0.0%
2,858	Federated Michigan Tax Free Money Market Fund	2,858

Total Cash Equivalent (Cost $2,858)		2,858

Total (Cost $19,369,922) (a)		$20,242,812

See Notes to Portfolios of Investments on page 49.

Huntington Fixed Income Securities Fund

June 30, 2002 (Unaudited)

Principal Amount		Value
Corporate Bonds -- 58.8%
Aerospace & Defense -- 0.6%
$1,000,000	Goodrich (B.F.) Corp., 6.450%, 4/15/08	$967,738

Auto/Truck Parts & Equipment -- 0.7%
1,000,000	Carlisle Cos., Inc., 7.250%, 1/15/07	1,001,102

Banks -- 4.9%
2,000,000	Capital One Bank, 6.500%, 7/30/04	2,020,202
1,000,000	First Tennessee Bank, 6.400%, 4/1/08	1,027,977
2,000,000	Firstmerit Bank, 8.625%, 4/1/10	2,226,892
1,000,000	KeyCorp, 6.750%, 3/15/06	1,057,460
1,000,000	Wachovia Bank NA, 4.850%, 7/30/2007	1,003,457

		7,335,988

Building & Construction -- 1.1%
1,500,000	Hanson PLC, 7.875%, 9/27/10	1,677,842

Business Services -- 0.7%
1,000,000	Reynolds & Reynolds, 7.000%, 12/15/06	1,054,030

Computers -- 0.7%
1,000,000	Sun Microsystems, Inc., 7.650%, 8/15/09	1,055,729

Diversified Financial Services -- 8.6%
2,000,000	American General Finance, 6.100%, 5/22/06	2,090,916
1,000,000	Bear Stearns Co., 6.625%, 1/15/04	1,047,792
1,000,000	Country Wide Funding Corp., 8.250%, 7/15/02	1,001,896
1,000,000	Ford Motor Credit Co., 7.750%, 3/15/05	1,054,027
1,000,000	Ford Motor Credit Co., 5.800%, 1/12/09	1,049,897
3,000,000	Lehman Brothers Holdings, 7.500%, 9/1/06	3,258,323
1,000,000	MBNA America Bank N.A., 6.500%, 6/20/06	1,035,425
1,000,000	MBNA Corp., 6.875%, 6/1/05	1,051,011
1,000,000	McDonnell Douglas Finance, 7.020%, 10/1/03	1,049,599

		12,638,886

Diversified Manufacturing -- 1.8%
1,000,000	Norsk Hydro AS, 6.700%, 1/15/18	998,055
2,000,000	Tyco International Group SA, 4.950%, 8/1/03	1,719,660

		2,717,715

Diversified Telecommunications -- 2.7%
1,000,000	Alltel Ohio LP, 8.000%, 8/15/10*	1,063,850
1,000,000	Ameritech Capital Funding, 6.550%, 1/15/28	945,641
900,000	GTE Corp., 9.100%, 6/1/03	947,296
2,000,000	Qwest Capital Funding, 7.250%, 2/15/11	1,120,000

		4,076,787

Electrical Services -- 6.5%
1,000,000	Atlantic City Electric, 6.750%, 5/12/08	1,050,194
1,000,000	Cincinnati Gas & Electric Co., 6.400%, 4/1/08	993,834
1,000,000	CLECO Corp., 6.520%, 5/15/09	1,003,847
1,000,000	Constellation Energy Group, 7.600%, 4/1/32	1,036,035
1,000,000	Hydro Quebec, 9.750%, 1/15/08	1,038,352
1,300,000	Jersey Central Power & Light, 7.125%, 10/1/04	1,303,787
1,000,000	Minnesota Power & Light, 7.750%, 6/1/07	1,012,436
2,000,000	PSE&G Power LLC, 8.625%, 4/15/31	2,207,557

		9,646,042

Electronic Components -- 1.3%
1,000,000	Motorola, Inc., 7.500%, 5/15/25	886,072
1,000,000	Philips Electronics NV, 8.375%, 9/15/06	1,111,922

		1,997,994

Electronic Equipment & Instruments -- 3.1%
1,000,000	EG&G, Inc., 6.800%, 10/15/05	993,405
1,000,000	Johnson Controls, Inc., 6.300%, 2/1/08	1,042,063
1,000,000	Parker-Hannifin Corp., 5.650%, 9/15/03	1,034,390
1,000,000	Thermo Electron Corp., 7.625%, 10/30/08	1,074,322
500,000	Watts Industries, 8.375%, 12/1/2003	535,686

		4,679,866

Finance-Consumer Loans -- 2.7%
1,000,000	General Motors Acceptance Corp., 6.750%, 11/4/04	1,045,275
1,000,000	General Motors Acceptance Corp., 6.875%, 9/15/11	992,817
2,000,000	Household Financial Corp., 5.750%, 1/30/07	1,978,278

		4,016,370

Food - Miscellaneous/Diversified -- 2.0%
750,000	Diageo PLC, 7.125%, 9/15/04	805,847
2,000,000	Safeway, Inc., 7.250%, 9/15/04	2,139,850

		2,945,697

Hotels, Restaurants & Leisure -- 0.7%
1,000,000	Carnival Corp., 6.150%, 10/1/2003	1,024,792

Household Durables -- 0.7%
1,000,000	Black & Decker, 7.500%, 4/1/03	1,033,381

Insurance -- 2.2%
1,000,000	Anthem Insurance, 9.125%, 4/1/10*	1,130,117
1,000,000	Everest Reinsurance Holdings Co., 8.750%, 3/15/10	1,135,238
1,000,000	Lincoln National Corp., 7.250%, 5/15/05	1,081,068

		3,346,423

Metals & Mining -- 0.7%
1,000,000	Barrick Gold Corp., 7.500%, 5/1/07	1,083,243

Multimedia -- 1.4%
1,000,000	AOL Time Warner, Inc., 7.750%, 6/15/05	1,051,273
1,000,000	E.W. Scripps Co., 6.625%, 10/15/2007	1,039,389

		2,090,662

Paper & Forest Products -- 0.2%
250,000	Weyerhaeuser Co., 9.050%, 2/1/03	257,746

Petroleum & Petroleum Products -- 1.7%
2,500,000	Enterprise Products, 7.500%, 2/1/11	2,610,480

Printing & Publishing -- 1.0%
1,200,000	Knight-Ridder, Inc., 9.875%, 4/15/09	1,479,048

Railroads -- 1.6%
1,000,000	Atchison Topeka & Santa Fe Railroad, 6.550%, 7/1/06	1,054,016
1,000,000	Canadian National Railway, 7.000%, 3/15/04	1,054,051
250,000	Union Pacific Corp., 9.630%, 12/15/02	257,615

		2,365,682

Real Estate Investment Trusts -- 5.3%
1,045,000	Avalon Properties, 6.875%, 12/15/07	1,083,838
1,500,000	Avalonbay Communities, 6.800%, 7/15/06	1,567,733
2,000,000	Camden Property Trust, 7.172%, 6/21/04	2,098,817
1,500,000	Duke Realty LP, 7.300%, 6/30/03	1,557,581
500,000	Kimco Realty Corp., 6.500%, 10/1/03	518,081
1,000,000	Weingarten Realty Investment, 7.350%, 7/20/09	1,075,792

		7,901,842

Retail -- 1.8%
2,500,000	Tandy Corp., 6.950%, 9/1/07	2,620,438

Specialty Construction -- 2.1%
2,000,000	Kinder Morgan Energy Partners, 7.400%, 3/15/31	2,043,034
1,000,000	Kinder Morgan, Inc., 6.800%, 3/1/08	1,040,940

		3,083,974

Television Broadcasting -- 0.6%
1,000,000	AOL Time Warner, Inc., 7.625%, 4/15/31	875,608

Woven Carpets and Rugs -- 1.4%
2,000,000	Mohawk Industries, Inc., 7.200%, 4/15/12*	2,123,612

Total Corporate Bonds (Cost $86,718,397)		87,708,717

U.S. Treasury Obligations -- 18.6%
U.S. Treasury Bonds -- 7.4%
1,000,000	8.130%, 8/15/19	1,280,896
1,000,000	8.750%, 8/15/20	1,357,904
2,000,000	6.880%, 8/15/25	2,305,070
3,250,000	6.750%, 8/15/26	3,699,413
1,500,000	5.250%, 11/15/28	1,410,321
1,000,000	5.375%, 2/15/31	979,219

		11,032,823

U.S. Treasury Notes -- 11.2%
11,500,000	5.500%, 5/31/03	11,873,589
4,500,000	6.125%, 8/15/29	4,779,266

		16,652,855

Total U.S. Treasury Obligations (Cost $27,045,031)		27,685,678

U.S. Government Agencies -- 16.4%
Federal Home Loan Mortgage Corporation -- 4.5%
1,000,000	7.000%, 7/15/05	1,095,048
1,000,000	6.000%, 6/15/11	1,046,861
4,405,369	6.500%, 8/1/16	4,570,952

		6,712,861

Federal National Mortgage Association -- 11.9%
2,000,000	3.250%, 1/23/04	2,005,992
5,000,000	3.530%, 11/19/04	5,016,044
2,000,000	7.125%, 9/19/05	2,023,538
1,500,000	5.000%, 1/15/07	1,540,940
3,000,000	6.625%, 11/15/30	3,167,394
4,000,000	6.210%, 8/6/38	3,999,696

		17,753,604

Total U.S. Government Agencies (Cost $24,005,592)		24,466,465

Principal Amount or Shares		Value
U.S. Government Mortgage Backed Agencies -- 1.6%
$844,622	Pool #345128, 6.500%, 1/15/24	$869,957
374,234	Pool #352982, 7.500%, 5/15/24	397,817
740,852	Pool #372962, 7.000%, 3/15/24	775,364
185,616	Pool #373015, 8.000%, 6/15/24	198,959
181,866	Pool #391615, 8.500%, 9/15/24	197,246

Total U.S. Government Mortgage Backed Agencies (Cost $2,315,999)		2,439,343

Cash Equivalent -- 2.9%
4,338,554	Huntington Money Market Fund, Interfund Class	4,338,554

Total Cash Equivalent (Cost $4,338,554)		4,338,554

Total (Cost $144,423,573) (a)		$146,638,757

See Notes to Portfolios of Investments on page 49.

Huntington Intermediate Government Income Fund

June 30, 2002 (Unaudited)

Principal Amount		Value
U.S. Government Agencies -- 44.1%
Federal Farm Credit Bank -- 1.5%
$1,000,000	5.75%, 1/18/11	$1,034,482

Federal Home Loan Bank -- 14.1%
1,000,000	3.600%, 11/19/04	1,003,173
1,250,000	5.375%, 2/15/07	1,301,921
2,000,000	5.985%, 4/9/09	2,129,408
2,000,000	6.625%, 11/15/10	2,191,124
3,000,000	7.605%, 2/15/15	3,419,613

		10,045,239

Federal Home Loan Mortgage Corp. -- 17.2%
1,000,000	7.000%, 2/15/03	1,030,473
2,000,000	6.000%, 2/21/06	2,050,428
3,000,000	6.540%, 11/6/07	3,049,767
2,000,000	5.625%, 3/15/11	2,045,134
2,000,000	6.000%, 6/15/11	2,093,722
2,000,000	6.000%, 5/25/12	2,018,444

		12,287,968

Federal National Mortgage Association -- 12.7%

1,000,000	3.770%, 10/29/04	1,005,725
1,500,000	6.900%, 8/21/07	1,509,431
3,000,000	6.375%, 6/15/09	3,245,063
2,250,000	6.250%, 7/19/11	2,321,087
1,000,000	5.380%, 10/2/13	988,590

		9,069,896

Total U.S. Government Agencies (Cost $31,265,931.32)		32,437,585

Government Mortgage Backed Agencies -- 34.5%
Federal Home Loan Mortgage Corp. -- 11.5%
2,000,000	Series #1685, Class G, 6.000% 9/15/23	2,095,765
4,000,000	Series #2377, Class EC, 5.500% 8/15/26	4,059,124
2,000,000	Series #2301, Class PE, 7.000% 10/15/26	2,068,880

		8,223,769

Federal National Mortgage Association -- 6.1%
260,492	Series 1992-210, Class H, 6.500%, 3/25/19	261,155
2,000,000	Series 2001-12, Class CB, 6.625%, 11/25/24	2,080,640
2,000,000	Series 2001-31, Class PD, 6.500%, 8/25/25	2,069,383

		4,411,178

Government National Mortgage Association -- 15.4%
2,699,166	Pool #2699, 6.000%, 1/20/29	2,696,588
443,029	Pool #505082, 7.500%, 7/15/29	468,002
5,726,597	Pool #15494, 6.500%, 12/1/31	5,847,369
1,960,411	Pool #2776, 6.000%, 3/15/32	1,961,981

		10,973,940

Total Government Mortgage Backed Agencies (Cost $23,115,525.68)		24,597,477

Principal Amount or Shares		Value
U.S. Treasury Notes -- 20.9%
$2,000,000	7.250%, 5/15/04	$2,163,242
1,000,000	7.875%, 11/15/04	1,108,221
2,800,000	4.625%, 5/15/06	2,884,000
2,000,000	6.875%, 5/15/06	2,220,394
2,000,000	7.000%, 7/15/06	2,233,982
1,000,000	6.500%, 10/15/06	1,100,866
2,000,000	6.125%, 8/15/07	2,179,886
1,000,000	5.000%, 8/15/11	1,013,889

Total U.S. Treasury Notes (Cost $14,041,056)		14,904,480

Cash Equivalent -- 0.5%
384,170	Huntington Money Market Fund, Interfund Class	384,170

Total Cash Equivalent (Cost $384,170)		384,170

Total (Cost $68,806,683) (a)		$71,335,122

See Notes to Portfolios of Investments on page 49.

Huntington Short/Intermediate
Fixed Income Securities Fund

June 30, 2002 (Unaudited)

Principal Amount		Value
Corporate Bonds -- 76.0%
Banks -- 6.7%
$2,000,000	Bank of America Corp., 8.500%, 1/15/07	$2,302,260
1,000,000	Bank One, 7.375%, 12/1/02	1,021,916
2,000,000	Compass Bancshares Inc., 8.375%, 9/15/04	2,153,870
2,000,000	Keycorp, 6.750%, 3/15/06	2,114,920

		7,592,966

Building & Construction Products -- 1.9%
2,000,000	Masco Corp, 6.750%, 3/15/06	2,117,376

Chemicals -- 0.9%
1,000,000	Akzo Nobel Inc., 6.000%, 11/15/03*	1,037,015

Computers -- 4.1%
1,000,000	Compaq Computer, 7.450%, 8/1/02	1,003,299
2,000,000	Hewlett Packard Co., 7.150%, 6/15/05	2,124,892
1,500,000	IBM Corp., 4.875%, 10/1/06	1,514,486

		4,642,677

Credit Reporting Services -- 1.8%
2,000,000	Dun & Bradstreet Corp, 6.625%, 3/15/06	2,074,850

Cruise Lines -- 0.9%
1,000,000	Carnival Corp., 7.700%, 7/15/04	1,060,159

Diversified Operations -- 1.6%
1,000,000	Cooper Industries, Inc., 5.780%, 1/16/03	1,013,302
1,000,000	Tyco International Group SA, 5.875%, 11/1/04	808,099

		1,821,401

Electrical Services -- 5.5%
1,000,000	Atlantic City Electric, 6.000%, 1/15/03	1,016,612
1,000,000	Indiana Michigan Power, 6.875%, 7/1/04	1,053,299
1,000,000	Metropolitan Edison Co., 7.220%, 1/30/03	1,025,025
2,000,000	National Rural Utilities, 6.000%, 5/15/06	2,054,796
1,000,000	Ohio Power Co. (Series B), Sr. Note, 6.750%, 7/1/04	1,050,928

		6,200,660

Financial Services -- 19.0%
2,000,000	Block Financial Corp., 6.750%, 11/1/04	2,102,852
1,000,000	Bombardier Capital Ltd., 7.500%, 8/15/04*	1,063,703
2,000,000	Capital One Bank Sr. Note, 6.875%, 2/1/06	1,976,842
1,000,000	CIT Group Holdings, 7.375%, 4/2/07	1,000,106
2,000,000	Duke Capital Corp., 6.250%, 7/15/05	2,099,782
1,000,000	Ford Motor Credit Co., 7.500%, 6/15/04	1,042,040
3,000,000	General Motors Acceptance Corp., 6.750%, 1/15/06	3,114,629
1,000,000	Homeside Lending, Inc., 6.200%, 5/15/03	1,021,484
1,000,000	McKesson Finance Co. of Canada, 6.550%, 11/1/02*	1,007,070
3,000,000	Morgan Stanley Dean Witter, 5.800%, 4/1/07	3,076,701
1,000,000	Nipsco Capital Markets, 7.390%, 4/1/04	1,012,622
2,000,000	Sears Roebuck Acceptance, 6.900%, 8/1/03	2,081,102
1,000,000	Transamerica Financial, 6.370%, 5/14/04	1,047,466

		21,646,399

Food & Kindred Products -- 3.5%
1,000,000	Earthgrains Co., 8.500%, 8/1/05	1,120,928
1,655,000	Ralcorp Holdings, 8.750%, 9/15/04	1,823,163
1,000,000	Tyson Foods, Inc., 6.000%, 1/15/03	1,013,483

		3,957,574

Gas & Natural Gas -- 1.9%
1,000,000	National Fuel Gas Co., 6.820%, 8/1/04	1,059,507
1,000,000	Panenergy Corp., 7.000%, 10/15/06	1,050,997

		2,110,504

Hotels & Lodging -- 0.9%
1,000,000	Marriott International, 6.625%, 11/15/03	1,036,587

Insurance -- 1.8%
1,000,000	Harleysville Group, Inc., 6.750%, 11/15/03	1,031,219
1,000,000	Metlife, Inc., 5.250%, 12/1/06	1,022,837

		2,054,056

Machinery -- 0.9%
1,000,000	Stanley Works, 5.750%, 3/1/04	1,032,705

Miscellaneous Business Services -- 2.8%
1,000,000	Computer Science Corp., 6.750%, 6/15/06	1,058,451
1,000,000	Oracle Corp., 6.720%, 2/15/04	1,050,048
1,000,000	Sun Microsystems, Inc., 7.350%, 8/15/04	1,050,374

		3,158,873

Office Furniture -- 1.8%
2,000,000	Steelcase, Inc, 6.375%, 11/15/06	2,006,966

Oil & Gas Exploration Services -- 0.9%
1,000,000	Union Pacific Resources, 6.500%, 5/15/05	1,055,181

Petroleum Refining -- 0.9%
1,000,000	Amerada Hess Corp., 5.300%, 8/15/04	1,030,508

Principal Amount or Shares		Value
Corporate Bonds -- (Continued)
Printing & Publishing -- 1.0%
$1,000,000	Reed Elsevier Capital, 7.000%, 5/15/05	$1,077,152

Radio Broadcasting -- 2.7%
3,000,000	Cox Radio, Inc., 6.250%, 5/15/03	3,032,028

Real Estate Investment Trusts -- 6.5%
2,000,000	Amb Property L.P., 7.200%, 12/15/05	2,110,172
2,000,000	Duke Realty Corp, 7.140%, 11/5/04	2,113,926
2,000,000	HRPT Properties, 6.700%, 2/23/05	2,076,634
1,000,000	Simon Property Group, Inc., 6.750%, 2/9/04	1,040,893

		7,341,625

Residential Building Construction -- 2.8%
3,000,000	Centex Corp., 7.950%, 8/11/03	3,139,146

Retail -- 1.6%
1,000,000	CVS Corp., 5.625%, 3/15/06	1,018,418
750,000	Safeway, Inc., 8.570%, 4/1/03	782,961

		1,801,379

Savings & Loan -- 1.8%
2,000,000	Washington Mutual Inc. Sr. Note, 5.625%, 1/15/07	2,025,682

Surgical & Medical Instruments -- 0.9%
1,000,000	Guidant Corp Notes, 6.150%, 2/15/06	1,035,892

Wholesale Distribution -- 0.9%
1,000,000	Cardinal Health, Inc., Sr. Note, 4.450%, 6/30/05	1,020,987

Total Corporate Bonds (Cost $84,290,738)		86,110,348

U.S. Government Agencies -- 20.9%
5,000,000	FFCB, 4.920%, 12/19/05	5,067,040
3,000,000	FFCB, 5.340%, 12/20/06	3,042,273
7,500,000	FHLB, 6.875%, 8/15/05	8,204,738
2,000,000	FNMA, 4.250%, 10/17/05	2,012,060
5,000,000	FNMA, 6.000%, 12/15/05	5,339,100

Total U.S. Government Agencies (Cost $22,553,850)		23,665,211

Cash Equivalent -- 1.5%
1,673,162	Huntington Money Market Fund, Interfund Class	1,673,162

Total Cash Equivalent (Cost $1,673,162)		1,673,162

Total (Cost $108,517,750) (a)		$111,448,721

See Notes to Portfolios of Investments on page 49.

Notes to Portfolios of Investments

(a) Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing security.

(c) At amortized cost.

(d) The repurchase agreements are fully collateralized, including accrued interest, by U.S. Government and/or agency obligations (1.70% to 1.80% with maturities from 7/1/02 to 7/5/02) based on market prices at the date of the portfolio.

* Section 4(2) Commercial Paper/Rule 144A Security--Security is subject to contractual or legal restriction on its resale, deemed liquid pursuant to guidelines established by the Board of Trustees.

** Variable Rate Demand Notes-rates disclosed in effect at June 30, 2002. Maturity date represents net reset date.

The following abbreviations are used in the Portfolio of Investment/Schedule of Investments

ADR -- American Depositary Receipt	HFA -- Housing Finance Authority
AMBAC -- American Municipal Bond Assurance Corporation	IDA -- Industrial Development Authority
BANs -- Bond Anticipation Notes	LOC -- Letter of Credit
COPs -- Certificate of Participation	INS -- Insured
FFCB -- Federal Farm Credit Bank	LT -- Limited Tax
FGIC -- Financial Guaranty Insurance Corporation	MBIA -- Municipal Bond Insurance Association
FHLB -- Federal Home Loan Bank	PCR -- Pollution Control Revenue
FNMA -- Federal National Mortgage Association	REMIC -- Real Estate Mortgage Investment Conduit
FSA -- Financial Security Assurance	SPDR -- Standard & Poor's Depository Receipt
GO -- Government Obligation	UT -- Unlimited Tax

The categories of investments are shown as a percentage of net assets.

The following is a summary of investment information as of June 30, 2002.

Huntington Funds	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Net Assets
Money Market Fund	$--	$--	$--	$787,385,665
Ohio Municipal Money Market Fund	--	--	--	197,207,485
Florida Tax-Free Money Fund	--	--	--	26,141,390
U.S. Treasury Money Market Fund	--	--	--	583,039,279
Growth Fund	80,248,344	102,422,755	(22,174,411)	214,792,539
Income Equity Fund	69,445,602	73,106,501	(3,660,899)	212,646,542
Rotating Index Fund	(810,667)	--	(810,667)	17,611,940
Dividend Capture Fund	132,834	1,113,771	(980,937)	26,874,426
International Equity Fund	637,288	2,422,702	(1,785,414)	44,750,215
Mid Corp America Fund	(964,266)	6,069,078	(7,033,343)	87,210,180
New Economy Fund	601,317	1,724,587	(1,123,270)	22,206,244
Mortgage Securities Fund	2,085,419	2,179,670	(94,251)	42,220,872
Ohio Tax-Free Fund	2,261,913	2,261,913	--	45,640,283
Michigan Tax-Free Fund	872,890	875,138	(2,248)	20,448,595
Fixed Income Securities Fund	2,215,184	4,250,495	(2,035,311)	149,175,467
Intermediate Government Income Fund	2,528,439	2,528,466	(27)	71,930,135
Short/Intermediate Fixed Income Securities Fund	2,930,971	3,128,664	(197,693)	113,273,190

(See notes which are an integral part of the Financial Statements)

Statements of Assets and Liabilities

June 30, 2002 (Unaudited)

	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington Florida Tax-Free Money Fund
Assets:
Investments in securities, at value	$774,754,568	$193,565,890	$26,037,717
Investments in repurchase agreements	13,852,400	--	--
Cash	1,912	514	505
Cash denominated in foreign currencies (cost $39,901)	--	--	--
Income receivable	263,379	924,006	128,576
Receivable for investments sold	--	3,000,000	--
Receivable for shares sold	--	--	--
Reclaims receivable	--	--	--
Options purchased, at value (cost $10,669)	--	--	--
Prepaid expenses and other assets	24,510	21,532	17,270

Total assets	788,896,769	197,511,942	26,184,068

Liabilities:
Income distribution payable	635,832	95,979	9,784
Payable for investments purchased	--	--	--
Payable for shares redeemed	--	--	--
Options written, at value (premium received $49,730)	--	--	--
Investment adviser fees	192,271	51,021	7,268
Administrative personnel and services fees	51,517	12,755	1,817
Sub-Administration fees	41,214	10,204	1,454
Custodian fees	17,859	4,422	630
Portfolio accounting fees	54,675	13,920	2,944
Distribution fees	213,593	62,585	8,414
Other accrued expenses	304,143	53,571	10,367

Total liabilities	1,511,104	304,457	42,678

Net Assets	$787,385,665	$197,207,485	$26,141,390

Net Assets Consist of:
Paid in capital	$787,385,333	$197,201,647	$26,136,993
Net unrealized appreciation (depreciation) of investments, options and translation of assets and liabilities in foreign currency	--	--	--
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	332	13,658	4,397
Accumulated net investment income (loss)	--	(7,820)	--

Total Net Assets	$787,385,665	$197,207,485	$26,141,390

Trust Shares	$482,570,203	$76,307,069	$13,741,204
Investment A Shares	$286,043,195	$120,900,416	$12,400,186
Investment B Shares	$16,376	--	--
Investment C Shares	$18,755,891	--	--
Shares Outstanding:
Trust Shares	482,783,531	76,301,855	13,736,330
Investment A Shares	285,828,511	120,892,225	12,399,665
Investment B Shares	16,410	--	--
Investment C Shares	18,757,206	--	--
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share
Trust Shares	$1.00	$1.00	$1.00
Investment A Shares	$1.00	$1.00	$1.00
Investment B Shares	$1.00	--	--
Investment C Shares	$1.00	--	--
Offering Price Per Share*
Trust Shares	$1.00	$1.00	$1.00
Investment A Shares	$1.00	$1.00	$1.00
Investment B Shares	$1.00	--	--
Investment C Shares	$1.00	--	--
Redemption Proceeds Per Share*
Trust Shares	$1.00	$1.00	$1.00
Investment A Shares	$1.00	$1.00	$1.00
Investment B Shares	$0.95	--	--
Investment C Shares	$1.00	--	--
Investments, at identified cost	$788,606,968	$193,565,890	$26,037,717

* See "Purchasing Shares" in the Prospectus
(1) Computation of offering price per share 100/94.25 of net asset value.
(2) Computation of offering price per share 100/98.50 of net asset value.
(3) Computation of redemption proceeds price per share 95.00/100 of net asset value.
(See notes which are an integral part of the Financial Statements)

Huntington U.S. Treasury Money Market Fund	Huntington Growth Fund		Huntington Income Equity Fund		Huntington Rotating Index Fund	Huntington Dividend Capture Fund		Huntington International Equity Fund

$284,910,524	$214,798,751		$211,823,867		$17,605,773	$26,740,022		$40,966,690
297,669,500	--		--		--	--		3,710,000
30,038	11,935		11,821		418	14,260		131
--	--		--		--	--		40,049
1,448,231	169,815		975,254		2,010	167,041		58,746
--	--		--		--	115,578		--
--	23,261		40,129		9,973	10,000		--
--	--		--		--	--		37,589
--	--		--		--	12,125		--
11,017	16,768		16,317		8,906	35,087		9,664

584,069,310	215,020,530		212,867,388		17,627,080	27,094,113		44,822,869

506,922	--		--		--	--		--
--	--		--		--	133,404		--
--	170		34		--	29,302		--
--	--		--		--	26,275		--
95,119	109,529		105,440		7,157	16,155		35,732
35,669	13,691		13,180		1,074	1,616		2,680
28,535	10,953		10,544		859	1,292		2,144
12,365	4,746		4,569		372	560		7,116
35,411	15,844		15,056		2,009	3,811		4,521
126,885	48,499		45,487		3,669	7,272		9,042
189,125	24,559		26,536		--	--		11,419

1,030,031	227,991		220,846		15,140	219,687		72,654

$583,039,279	$214,792,539		$212,646,542		$17,611,940	$26,874,426		$44,750,215

$583,022,172	$123,350,607		$135,896,366		$19,084,047	$26,299,444		$49,926,552
--	80,248,344		69,445,602		(810,667)	132,834		642,218
3,478	11,515,639		7,250,819		(608,050)	334,025		(5,871,272)
13,629	(322,051)		53,755		(53,390)	108,123		52,717

$583,039,279	$214,792,539		$212,646,542		$17,611,940	$26,874,426		$44,750,215

$532,403,984	$201,814,655		$207,541,325		$17,021,768	$21,686,770		$44,481,787
$50,635,295	$10,088,421		$2,158,571		$590,172	$1,141,876		$100,131
--	$2,889,463		$2,946,646		--	$4,045,780		$168,297
--	--		--		--	--		--

532,389,573	5,635,678		6,031,018		1,936,369	2,091,794		5,834,843
50,635,026	283,661		62,698		67,350	110,168		13,188
--	82,293		85,771		--	390,681		22,280
--	--		--		--	--		--

$1.00	$35.81		$34.41		$8.79	$10.37		$7.62
$1.00	$35.57		$34.43		$8.76	$10.36		$7.59
--	$35.11		$34.35		--	$10.36		$7.55
--	--		--		--	--		--

$1.00	$35.81		$34.41		$8.79	$10.37		$7.62
$1.00	$37.74	(1)	$36.53	(1)	$8.89 (2)	$10.99	(1)	$8.05	(1)
--	$35.11		$34.35		--	$10.36		$7.55
--	--		--		--	--		--

$1.00	$35.81		$34.41		$8.79	$10.37		$7.62
$1.00	$35.57		$34.43		$8.76	$10.36		$7.59
--	$33.35	(3)	$32.63	(3)	--	$ 9.84	(3)	$7.17	(3)
--	--		--		--	--		--
$582,580,024	$134,550,407		$142,378,265		$18,416,440	$26,632,099		$44,039,402

Statements of Assets and Liabilities

June 30, 2002 (Unaudited)
	Huntington Mid Corp America Fund	Huntington New Economy Fund		Huntington Mortgage Securities Fund
Assets:
Investments in securities, at value	$87,176,544	$22,156,565		$40,430,137
Cash	36,165	23,888		9,527
Income receivable	58,527	9,483		234,787
Receivable for investments sold	--	--		61,543
Receivable for shares sold	18,298	26,247		1,640,000
Prepaid expenses and other assets	17,595	17,313		19,960

Total assets	87,307,129	22,233,496		42,395,954

Liabilities:
Income distributions payable	--	--		80,359
Payable for investments purchased	--	--		60,058
Payable for shares redeemed	82	--		--
Investment adviser fees	53,668	15,463		16,731
Administrative personnel and services fees	5,367	1,364		2,510
Sub-Administration fees	4,293	1,091		2,008
Custodian fees	1,861	473		870
Portfolio accounting fees	8,569	3,922		3,966
Distribution fees	19,028	4,939		8,580
Other accrued expenses	4,081	--		--

Total liabilities	96,949	27,252		175,082

Net Assets	$87,210,180	$22,206,244		$42,220,872

Net Assets Consist of:
Paid in capital	$88,595,595	$22,744,782		$63,332,062
Net unrealized appreciation (depreciation) of investments	(964,266)	601,317		2,085,419
Accumulated net realized gain (loss) on investments	(243,992)	(1,020,481)		(23,193,874)
Accumulated net investment income (loss)	(177,157)	(119,374)		(2,735)

Total Net Assets	$87,210,180	$22,206,244		$42,220,872

Trust Shares	$84,091,570	$21,118,968		$39,497,557
Investment A Shares	$636,302	$206,360		$2,723,315
Investment B Shares	$2,482,308	$880,916		--
Shares Outstanding:
Trust Shares	8,235,304	2,086,176		4,573,018
Investment A Shares	62,572	20,426		314,345
Investment B Shares	245,448	87,863		--
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share
Trust Shares	$10.21	$10.12		$8.64
Investment A Shares	$10.17	$10.10		$8.66
Investment B Shares	$10.11	$10.03		--
Offering Price Per Share*
Trust Shares	$10.21	$10.12		$8.64
Investment A Shares	$10.79 (1)	$10.72	(1)	$9.09 (2)
Investment B Shares	$10.11	$10.03		--
Redemption Proceeds Per Share*
Trust Shares	$10.21	$10.12		$8.64
Investment A Shares	$10.17	$10.10		$8.66
Investment B Shares	$ 9.60 (3)	$ 9.53	(3)	--
Investments, at identified cost	$88,140,810	$21,555,248		$38,344,718

* See "Purchasing Shares" in the Prospectus
(1) Computation of offering price per share 100/94.25 of net asset value.
(2) Computation of offering price per share 100/95.25 of net asset value.
(3) Computation of redemption proceeds per share 95.00/100 of net asset value.
(See notes which are an integral part of the Financial Statements)

Huntington Ohio Tax-Free Fund		Huntington Michigan Tax-Free Fund		Huntington Fixed Income Securities Fund		Huntington Intermediate Government Income Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$45,274,763		$20,242,812		$146,638,757		$71,335,122	$111,448,721
86,729		1,392		1,484		--	--
360,808		225,042		2,494,871		773,787	1,833,212
--		--		439,472		--	275,000
48,507		--		4,611		1,076	--
18,006		22,568		19,000		7,751	7,347

45,788,813		20,491,814		149,598,195		72,117,736	113,564,280

55,349		23,762		254,289		116,527	186,865
--		--		--		--	--
52,944		--		340		--	--
18,725		8,425		61,824		29,615	46,791
2,809		1,264		9,274		4,442	7,019
2,247		1,011		7,419		3,554	5,615
974		438		3,215		1,540	2,433
5,735		3,304		12,466		5,764	8,375
9,747		5,015		31,455		15,198	23,396
--		--		42,446		10,961	10,596

148,530		43,219		422,728		187,601	291,090

$45,640,283		$20,448,595		$149,175,467		$71,930,135	$113,273,190

$43,341,941		$19,561,486		$150,319,749		$69,835,234	$114,667,783
2,261,913		872,890		2,215,184		2,528,439	2,930,971
36,428		3,268		(3,358,476)		(433,418)	(4,324,645)
1		10,951		(990)		(120)	(919)

$45,640,283		$20,448,595		$149,175,467		$71,930,135	$113,273,190

$43,213,006		$15,352,212		$147,070,399		$69,156,833	$113,273,190
$2,427,277		$5,096,383		$1,332,193		$2,773,302	--
--		--		$772,875		--	--

2,011,983		1,430,247		7,193,592		6,545,619	5,805,842
113,080		474,793		65,164		262,341	--
--		--		37,838		--	--

$21.48		$10.73		$20.44		$10.57	$19.51
$21.47		$10.73		$20.44		$10.57	--
--		--		$20.43		--	--

$21.48		$10.73		$20.44		$10.57	$19.51
$22.54	(2)	$11.27	(2)	$21.46	(2)	$11.10 (2)	--
--		--		$20.43		--	--

$21.48		$10.73		$20.44		$10.57	$19.51
$21.47		$10.73		$20.44		$10.57	--
--		--		$19.41	(3)	--	--
$43,012,850		$19,369,922		$144,423,573		$68,806,683	$108,517,750

Statements of Operations

Six Months Ended June 30, 2002 (Unaudited)
	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund	Huntington Florida Tax-Free Money Fund
Investment Income:
Dividends	$--	$9,795	$3,631
Interest	8,893,657	1,798,455	298,510

Total investment income	8,893,657	1,808,250	302,141

Expenses:
Investment adviser fees	1,337,512	318,368	54,415
Administrative personnel and services fees	368,504	45,714	13,604
Sub-Administration fees	294,802	97,551	10,883
Custodian fees	133,974	29,332	5,066
Transfer and dividend disbursing agent fees and expenses	163,049	34,157	13,847
Directors' fees	13,318	2,759	806
Auditing fees	74,479	13,483	4,434
Legal fees	23,819	6,708	1,922
Portfolio accounting fees	225,327	49,298	11,826
Distribution services fee--Investment A Shares	450,719	171,167	21,488
Distribution services fee--Investment B Shares	63	--	--
Shareholder services fee--Trust Shares	747,517	94,140	20,629
Shareholder services fee--Investment A Shares	450,719	171,167	24,716
Shareholder services fee--Investment B Shares	21	--	--
Share registration costs	16,075	10,486	10,176
Printing and postage	54,791	10,535	2,689
Insurance premiums	4,548	1,019	282
Miscellaneous	6,339	1,643	702

Total expenses	4,365,576	1,057,527	197,485

Net investment income (Net operating loss)	4,528,081	750,723	104,656

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investments, options and foreign currency transactions	332	32,210	5,025
Net change in unrealized appreciation (depreciation) of investments, options and translation of assets and liabilities in foreign currency	--	--	--

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	332	32,210	5,025

Change in net assets resulting from operations	$4,528,413	$782,933	$109,681

(1) Net of dividend taxes withheld of $40,241.
(See notes which are an integral part of the Financial Statements)

Huntington U.S. Treasury Money Market Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington Rotating Index Fund	Huntington Dividend Capture Fund	Huntington International Equity Fund

$--	$1,103,934	$3,840,480	$47,932	$729,467	$367,774 (1)
4,592,488	14,354	561,849	4,047	3,104	5,170

4,592,488	1,118,288	4,402,329	51,979	732,571	372,944

505,777	732,165	646,770	27,254	86,616	157,366
189,666	91,521	80,846	4,088	8,662	11,803
151,732	73,216	64,677	3,270	6,929	9,441
60,688	34,997	31,436	3,442	5,451	25,913
62,002	59,588	42,589	19,413	22,715	28,663
5,989	2,955	2,770	794	720	1,001
29,230	15,403	14,041	3,531	3,121	3,728
14,736	7,576	6,634	1,385	1,520	2,189
111,723	60,959	54,534	7,897	14,830	16,705
52,443	14,253	2,621	545	1,383	76
--	8,848	6,807	--	11,371	419
579,776	287,866	264,597	13,082	23,699	39,126
52,443	14,253	2,621	545	1,383	76
--	2,949	2,269	--	3,790	140
11,425	15,024	15,439	16,888	16,677	18,016
25,888	11,778	11,095	648	1,286	2,354
2,314	1,023	1,000	248	232	295
5,957	5,965	5,292	2,339	1,877	2,916

1,861,789	1,440,339	1,256,038	105,369	212,262	320,227

2,730,699	(322,051)	3,146,291	(53,390)	520,309	52,717

3,478	12,621,754	6,979,531	(608,050)	354,220	(1,713,745)
--	(50,266,927)	(6,254,603)	(295,305)	45,109	1,338,898

3,478	(37,645,173)	724,928	(903,355)	399,329	(374,847)

$2,734,177	$(37,967,224)	$3,871,219	$(956,745)	$919,638	$(322,130)

Statements of Operations

Six Months Ended June 30, 2002 (Unaudited)
	Huntington Mid Corp America Fund	Huntington New Economy Fund
Investment Income:
Dividends	$298,432	$39,090
Interest	53,697	13,610

Total investment income	352,129	52,700

Expenses:
Investment adviser fees	268,302	60,972
Administrative personnel and services fees	26,830	5,915
Sub-Administration fees	21,464	4,732
Custodian fees	14,234	6,219
Transfer and dividend disbursing agent fees and expenses	38,561	31,608
Directors' fees	998	840
Auditing fees	5,409	3,774
Legal fees	3,551	1,406
Portfolio accounting fees	25,914	14,748
Distribution services fee -- Investment A Shares	603	216
Distribution services fee -- Investment B Shares	6,738	2,387
Shareholder services fee -- Trust Shares	86,585	18,706
Shareholder services fee -- Investment A Shares	603	216
Shareholder services fee -- Investment B Shares	2,246	796
Share registration costs	19,326	15,351
Printing and postage	4,403	1,151
Insurance premiums	396	257
Miscellaneous	3,123	2,780

Total expenses	529,286	172,074

Net investment income (Net operating loss)	(177,157)	(119,374)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	(244,807)	(586,887)
Net change in unrealized appreciation (depreciation) of investments	(2,506,643)	122,811

Net realized and unrealized gain (loss) on investments	(2,751,450)	(464,076)

Change in net assets resulting from operations	$(2,928,607)	$(583,450)

(See notes which are an integral part of the Financial Statements)

Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Michigan Tax-Free Fund	Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$237,518	$--	$690	$7,338	$1,910	$2,878
882,504	1,072,976	496,596	4,451,090	2,021,071	3,289,981

1,120,022	1,072,976	497,286	4,458,428	2,022,981	3,292,859

96,251	113,111	52,715	371,796	176,247	282,739
14,438	16,967	7,907	55,769	26,437	42,414
11,550	13,573	6,326	44,615	21,150	33,926
6,483	6,536	4,137	21,465	10,987	16,981
12,832	12,672	14,263	30,337	18,294	14,185
723	785	701	2,040	1,096	1,753
3,969	3,787	2,555	10,872	5,167	7,497
1,592	1,648	1,487	5,487	2,829	4,263
12,389	16,050	6,636	42,146	18,277	25,402
1,218	2,726	6,343	1,549	2,278	--
--	--	--	2,269	--	--
46,907	53,830	20,015	183,593	85,846	141,370
1,218	2,726	6,343	1,549	2,278	--
--	--	--	756	--	--
9,433	11,651	12,125	13,806	9,431	6,465
2,173	3,076	1,645	8,107	3,315	5,191
203	321	221	735	447	565
785	1,763	2,056	3,717	927	2,261

222,164	261,222	145,475	800,608	385,006	585,012

897,858	811,754	351,811	3,657,820	1,637,975	2,707,847

389,033	36,428	1,714	(2,230,688)	114,072	(1,060,874)
1,106,928	1,089,584	542,088	(39,985)	838,061	(420,229)

1,495,961	1,126,012	543,802	(2,270,673)	952,133	(1,481,103)

$2,393,819	$1,937,766	$895,613	$1,387,147	$2,590,108	$1,226,744

Statements of Changes in Net Assets

	Huntington Money Market Fund		Huntington Ohio Municipal Money Market Fund
	Six Months Ended June 30, 2002	Year Ended December 31, 2001	Six Months Ended June 30, 2002	Year Ended December 31, 2001
Increase (Decrease) in Net Assets:	(Unaudited)		(Unaudited)
Operations --
Net investment income (net operating loss)	$4,528,081	$34,190,181	$750,723	$4,507,642
Net realized gain (loss) on investments	332	4,250,567	32,210	(6,299)
Net change in unrealized appreciation (depreciation) of investments	--	--	--	--

Change in net assets resulting from operations	4,528,413	38,440,748	782,933	4,501,343

Distributions to Shareholders --
Distributions from net investment income:
Trust Shares	(3,013,318)	(21,033,320)	(325,807)	(1,723,596)
Investment A Shares	(1,363,247)	(13,089,454)	(424,916)	(2,784,046)
Investment B Shares	(23)	(395)	--	--
Investment C Shares	(151,493)	(67,012)	--	--
Distributions from net realized gain on investments:
Trust Shares	--	--	--	--
Investment A Shares	--	--	--	--
Investment B Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	(4,528,081)	(34,190,181)	(750,723)	(4,507,642)

Share Transactions --
Proceeds from sale of shares	941,687,302	2,081,418,163	152,238,841	468,300,359
Net asset value of shares issued to shareholders in payment of distributions declared	715,742	6,946,437	81,799	509,542
Cost of shares redeemed	(1,323,323,909)	(1,857,612,729)	(197,593,023)	(437,766,139)

Change in net assets resulting from share transactions	(380,920,865)	230,751,871	(45,272,383)	31,043,762

Change in net assets	(380,920,533)	235,002,438	(45,240,173)	31,037,463
Net Assets:
Beginning of period	1,168,306,198	933,303,760	242,447,658	211,410,195

End of period	$787,385,665	$1,168,306,198	$197,207,485	$242,447,658

Accumulated net investment income (loss) included in net assets at end of period	$--	$--	$(7,820)	$(7,820)

(See notes which are an integral part of the Financial Statements)

Huntington Florida Tax-Free Money Fund		Huntington U.S. Treasury Money Market Fund		Huntington Growth Fund		Huntington Income Equity Fund
Six Months Ended June 30, 2002	Year Ended December 31, 2001	Six Months Ended June 30, 2002	Year Ended December 31, 2001	Six Months Ended June 30, 2002	Year Ended December 31, 2001	Six Months Ended June 30, 2002	Year Ended December 31, 2001
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$104,656	$1,420,820	$2,730,699	$16,233,584	$(322,051)	$(308,197)	$3,146,291	$7,012,138
5,025	386	3,478	--	12,621,754	(819,429)	6,979,531	4,095,069
--	--	--	--	(50,266,927)	(51,933,091)	(6,254,603)	(7,038,896)

109,681	1,421,206	2,734,177	16,233,584	(37,967,224)	(53,060,717)	3,871,219	4,068,311

(67,606)	(783,594)	(2,552,955)	(15,106,215)	--	--	(3,095,499)	(6,896,650)
(37,050)	(636,472)	(177,744)	(1,127,243)	--	--	(27,744)	(57,414)
--	--	--	--	--	--	(20,733)	(6,634)
--	--	--	--	--	--	--	--

--	--	--	--	--	--	--	(3,020,103)
--	--	--	--	--	--	--	(29,000)
--	--	--	--	--	--	--	(12,903)

(104,656)	(1,420,066)	(2,730,699)	(16,233,458)	--	--	(3,143,976)	(10,022,704)

42,915,156	147,914,320	556,742,508	2,029,173,034	12,938,679	51,181,212	10,065,404	19,584,229
136	2,275	53,102	277,392	--	--	1,055,389	3,187,360
(64,022,458)	(190,362,477)	(472,313,351)	(1,948,541,156)	(15,961,567)	(50,769,139)	(13,032,902)	(21,681,445)

(21,107,166)	(42,445,882)	84,482,259	80,909,270	(3,022,888)	412,073	(1,912,109)	1,090,144

(21,102,141)	(42,444,742)	84,485,737	80,909,396	(40,990,112)	(52,648,644)	(1,184,866)	(4,864,249)

47,243,531	89,688,273	498,553,542	417,644,146	255,782,651	308,431,295	213,831,408	218,695,657

$26,141,390	$47,243,531	$583,039,279	$498,553,542	$214,792,539	$255,782,651	$212,646,542	$213,831,408

$--	$--	$13,629	$13,629	$(322,051)	$--	$53,755	$51,440

Statements of Changes in Net Assets

	Huntington Rotating Index Fund		Huntington Dividend Capture Fund
	Six Months Ended June 30, 2002	Year Ended December 31, 2001 (1)	Six Months Ended June 30, 2002	Period Ended December 31, 2001 (2)
Increase (Decrease) in Net Assets:	(Unaudited)		(Unaudited)
Operations --
Net investment income (net operating loss)	$(53,390)	$(19,232)	$520,309	$649,967
Net realized gain (loss) on investments	(608,050)	--	354,220	221,143
Net change in unrealized appreciation (depreciation) of investments	(295,305)	(515,362)	45,109	87,725

Change in net assets resulting from operations	(956,745)	(534,594)	919,638	958,835

Distributions to Shareholders --
Distributions from net investment income:
Trust Shares	--	--	(370,627)	(759,303)
Investment A Shares	--	--	(20,557)	(45,272)
Investment B Shares	--	--	(48,018)	(60,278)
Distributions from net realized gain on investments:
Trust Shares	--	--	--	--
Investment A Shares	--	--	--	--
Investment B Shares	--	--	--	--
Return on Capital:
Trust Shares	--	--	--	--
Investment A Shares	--	--	--	--
Investment B Shares	--	--	--	--
In excess of net investment income on investments:
Trust Shares	--	--	--	--
Investment A Shares	--	--	--	--
Investment B Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	--	--	(439,202)	(864,853)

Share Transactions--
Proceeds from sale of shares	13,620,520	5,932,205	7,524,369	20,026,750
Net asset value of shares issued to shareholders in payment of distributions declared	--	--	328,665	682,803
Cost of shares redeemed	(311,629)	(137,817)	(1,592,552)	(670,027)

Change in net assets resulting from share transactions	13,308,891	5,794,388	6,260,482	20,039,526

Change in net assets	12,352,146	5,259,794	6,740,918	20,133,508
Net Assets:
Beginning of period	5,259,794	--	20,133,508	--

End of period	$17,611,940	$5,259,794	$26,874,426	$20,133,508

Accumulated net investment income (loss) included in net assets at end of period	$(53,390)	$--	$108,123	$27,016

(1) Huntington Rotating Index Fund commenced operations on May 1, 2001.
(2) Fund commenced operations on March 1, 2001.
(See notes which are an integral part of the Financial Statements)

Huntington International Equity Fund		Huntington Mid Corp America Fund		Huntington New Economy Fund		Huntington Mortgage Securities Fund
Six Months Ended June 30, 2002	Period Ended December 31, 2001 (2)	Six Months Ended June 30, 2002	Period Ended December 31, 2001 (2)	Six Months Ended June 30, 2002	Period Ended December 31, 2001 (2)	Six Months Ended June 30, 2002	Year Ended December 31, 2001
(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)

$52,717	$(98,649)	$(177,157)	$1,419	$(119,374)	$(29,398)	$897,858	$1,857,583
(1,713,745)	(4,336,637)	(244,807)	120,330	(586,887)	(433,594)	389,033	160,828
1,338,898	(696,680)	(2,506,643)	1,542,377	122,811	478,506	1,106,928	667,092

(322,130)	(5,131,966)	(2,928,607)	1,664,126	(583,450)	15,514	2,393,819	2,685,503

--	--	--	(61,809)	--	--	(913,822)	(1,781,110)
--	--	--	(105)	--	--	(22,034)	(41,210)
--	--	--	(102)	--	--	--	--

--	--	--	(57,428)	--	--	--	--
--	--	--	(306)	--	--	--	--
--	--	--	(1,184)	--	--	--	--

--	--	--	--	--	(15,974)	--	--
--	--	--	--	--	(58)	--	--
--	--	--	--	--	(37)	--	--

--	(12,883)	--	--	--	--	--	--
--	(379)	--	--	--	--	--	--
--	(8)	--	--	--	--	--	--

--	(13,270)	--	(120,934)	--	(16,069)	(935,856)	(1,822,320)

22,544,103	31,815,265	41,422,507	53,640,535	12,320,433	11,358,172	7,703,968	7,409,989
--	8,070	--	55,563	--	14,748	225,256	427,283
(1,681,225)	(2,468,632)	(5,664,079)	(858,931)	(563,132)	(339,972)	(3,930,470)	(4,564,601)

20,862,878	29,354,703	35,758,428	52,837,167	11,757,301	11,032,948	3,998,754	3,272,671

20,540,748	24,209,467	32,829,821	54,380,359	11,173,851	11,032,393	5,456,717	4,135,854

24,209,467	--	54,380,359	--	11,032,393	--	36,764,155	32,628,301

$44,750,215	$24,209,467	$87,210,180	$54,380,359	$22,206,244	$11,032,393	$42,220,872	$36,764,155

$52,717	$--	$(177,157)	$--	$(119,374)	$--	$(2,735)	$35,263

Statements of Changes in Net Assets

	Huntington Ohio Tax-Free Fund		Huntington Michigan Tax-Free Fund
	Six Months Ended June 30, 2002	Year Ended December 31, 2001	Six Months Ended June 30, 2002	Year Ended December 31, 2001
Increase (Decrease) in Net Assets:	(Unaudited)		(Unaudited)
Operations--
Net investment income (net operating loss)	$811,754	$1,923,034	$351,811	$848,335
Net realized gain (loss) on investments	36,428	620,302	1,714	558,605
Net change in unrealized appreciation (depreciation) of investments	1,089,584	(768,762)	542,088	(580,481)

Change in net assets resulting from operations	1,937,766	1,774,574	895,613	826,459

Distributions to Shareholders--
Distribution from net investment income:
Trust Shares	(775,325)	(1,860,542)	(272,282)	(632,105)
Investment A Shares	(36,428)	(54,089)	(79,528)	(205,280)
Investment B Shares	--	--	--	--
Distribution from net realized gain on investments:
Trust Shares	--	(590,768)	--	(377,124)
Investment A Shares	--	(26,674)	--	(114,642)

Change in net assets resulting from distributions to shareholders	(811,753)	(2,532,073)	(351,810)	(1,329,151)

Share Transactions--
Proceeds from sale of shares	3,829,410	10,430,787	1,280,961	3,146,318
Net Asset value of shares issued to shareholders in payment of distributions declared	89,054	264,160	77,739	299,283
Cost of shares redeemed	(3,603,135)	(15,265,299)	(2,850,572)	(3,997,287)

Change in net assets resulting from share transactions	315,329	(4,570,352)	(1,491,872)	(551,686)

Change in net assets	1,441,342	(5,327,851)	(948,069)	(1,054,378)
Net Assets:
Beginning of period	44,198,941	49,526,792	21,396,664	22,451,042

End of period	$45,640,283	$44,198,941	$20,448,595	$21,396,664

Accumulated net investment income (loss) included in net assets at end of period	$1	$--	$10,951	$10,950

(See notes which are an integral part of the Financial Statements)

Huntington Fixed Income Securities Fund		Huntington Intermediate Government Income Fund		Huntington Short/Intermediate Fixed Income Securities Fund
Six Months Ended June 30, 2002	Year Ended December 31, 2001	Six Months Ended June 30, 2002	Year Ended December 31, 2001	Six Months Ended June 30, 2002	Year Ended December 31, 2001
(Unaudited)		(Unaudited)		(Unaudited)

$3,657,820	$8,341,130	$1,637,975	$3,760,301	$2,707,847	$6,085,811
(2,230,688)	5,657,764	114,072	2,656,332	(1,060,874)	734,546
(39,985)	1,359,007	838,061	213,472	(420,229)	2,910,409

1,387,147	15,357,901	2,590,108	6,630,105	1,226,744	9,730,766

(3,700,075)	(8,188,253)	(1,637,962)	(3,636,660)	(2,756,847)	(6,037,730)
(29,467)	(60,157)	(41,008)	(82,766)	--	--
(13,273)	(8,715)	--	--	--	--

--	--	--	--	--	--
--	--	--	--	--	--

(3,742,815)	(8,257,125)	(1,678,970)	(3,719,426)	(2,756,847)	(6,037,730)

16,631,187	24,828,549	6,895,847	11,639,013	9,050,656	20,954,092
1,330,735	2,991,137	436,371	1,041,298	898,144	2,093,963
(17,695,769)	(42,767,459)	(7,719,085)	(21,231,799)	(8,697,277)	(28,700,783)

266,153	(14,947,773)	(386,867)	(8,551,488)	1,251,523	(5,652,728)

(2,089,515)	(7,846,997)	524,271	(5,640,809)	(278,580)	(1,959,692)

151,264,982	159,111,979	71,405,864	77,046,673	113,551,770	115,511,462

$149,175,467	$151,264,982	$71,930,135	$71,405,864	$113,273,190	$113,551,770

$(990)	$84,005	$(120)	$40,875	$(2,757,766)	$48,081

Financial Highlights

Money Market Funds
(For a share outstanding throughout each period)
Year ended December 31,	Net Asset Value, beginning of period	Net investment income/ (operating loss)	Net realized and unrealized gain/(loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investment transactions	Distributions in excess of net investment income
TRUST SHARES
Huntington Money Market Fund
1997	$1.00	0.05	--	0.05	(0.05)	--	--
1998	$1.00	0.05	--	0.05	(0.05)	--	--
1999	$1.00	0.05	--	0.05	(0.05)	--	--
2000	$1.00	0.06	--	0.06	(0.06)	--	--
2001	$1.00	0.03	--	0.03	(0.03)	--	--
2002(7)	$1.00	0.01	--	0.01	(0.01)	--	--
Huntington Ohio Municipal Money Market Fund
1997	$1.00	0.03	--	0.03	(0.03)	--	--
1998	$1.00	0.03	--	0.03	(0.03)	--	--
1999	$1.00	0.03	--	0.03	(0.03)	--	--
2000	$1.00	0.04	--	0.04	(0.04)	--	--
2001	$1.00	0.02	--	0.02	(0.02)	--	--
2002(7)	$1.00	--	--	--	--	--	--
Huntington Florida Tax-Free Money Fund
1999(3)	$1.00	0.03	--	0.03	(0.03)	--	--
2000	$1.00	0.04	--	0.04	(0.04)	--	--
2001	$1.00	0.02	--	0.02	(0.02)	--	--
2002(7)	$1.00	--	--	--	--	--	--
Huntington U.S. Treasury Money Market Fund
1997	$1.00	0.05	--	0.05	(0.05)	--	--
1998	$1.00	0.05	--	0.05	(0.05)	--	--
1999	$1.00	0.04	--	0.04	(0.04)	--	--
2000	$1.00	0.06	--	0.06	(0.06)	--	--
2001	$1.00	0.03	--	0.03	(0.03)	--	--
2002(7)	$1.00	0.01	--	0.01	(0.01)	--	--

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios.
(3) Reflects operations for the period from January 6, 1999 (date of initial public investment) to December 31, 1999.
(4) Computed on an annualized basis.
(5) Not annualized.
(6) The payments by affiliates had no impact on total return for the year ended December 31, 2001.
(7) Six Months ended June 30, 2002 (Unaudited).
(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions	Net Asset Value, end of period	Total return(1)	Expenses	Net investment income	Expense waiver reduction/ reimbursement(2)	Net Assets, end of period (000 omitted)

(0.05)	$1.00	5.17%	0.51%	5.06%	--	$424,050
(0.05)	$1.00	5.13%	0.50%	4.99%	--	$700,540
(0.05)	$1.00	4.77%	0.49%	4.67%	--	$633,055
(0.06)	$1.00	6.02%	0.51%	5.85%	0.02%	$555,110
(0.03)	$1.00	3.45%(6)	0.71%	3.41%	0.05%	$717,115
(0.01)	$1.00	0.50%(5)	0.80%(4)	1.01%(4)	--	$482,570

(0.03)	$1.00	3.27%	0.45%	3.23%	0.07%	$ 72,667
(0.03)	$1.00	3.07%	0.47%	3.03%	0.05%	$102,606
(0.03)	$1.00	2.79%	0.48%	2.74%	0.05%	$ 90,804
(0.04)	$1.00	3.64%	0.53%	3.55%	0.04%	$101,655
(0.02)	$1.00	2.26%	0.73%	2.25%	0.06%	$ 81,745
--	$1.00	0.42%(5)	0.84%(4)	0.87%(4)	--	$ 76,307

(0.03)	$1.00	2.78%(5)	0.49%(4)	2.78%(4)	0.30%(4)	$ 25,295
(0.04)	$1.00	3.68%	0.56%	3.63%	0.12%	$ 38,506
(0.02)	$1.00	2.14%	0.78%	2.23%	0.05%	$ 26,050
--	$1.00	0.34%(5)	0.96%(4)	0.71%(4)	--	$ 13,741

(0.05)	$1.00	5.06%	0.42%	4.95%	--	$483,548
(0.05)	$1.00	4.95%	0.40%	4.84%	--	$447,305
(0.04)	$1.00	4.53%	0.40%	4.42%	--	$404,501
(0.06)	$1.00	5.77%	0.43%	5.63%	0.02%	$379,927
(0.03)	$1.00	3.35%	0.62%	3.30%	0.05%	$460,993
(0.01)	$1.00	0.56%(5)	0.71%(4)	1.10%(4)	--	$532,404

Financial Highlights

Money Market Funds
(For a share outstanding throughout each period)
Year ended December 31,	Net Asset Value, beginning of period	Net investment income/ (operating loss)	Net realized and unrealized gain/(loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investment transactions	Distributions in excess of net investment income
INVESTMENT A SHARES
Huntington Money Market Fund
1997	$1.00	0.05	--	0.05	(0.05)	--	--
1998	$1.00	0.05	--	0.05	(0.05)	--	--
1999	$1.00	0.05	--	0.05	(0.05)	--	--
2000	$1.00	0.06	--	0.06	(0.06)	--	--
2001	$1.00	0.03	--	0.03	(0.03)	--	--
2002(9)	$1.00	--	--	--	--	--	--
Huntington Ohio Municipal Money Market Fund
1997	$1.00	0.03	--	0.03	(0.03)	--	--
1998	$1.00	0.03	--	0.03	(0.03)	--	--
1999	$1.00	0.03	--	0.03	(0.03)	--	--
2000	$1.00	0.03	--	0.03	(0.03)	--	--
2001	$1.00	0.02	--	0.02	(0.02)	--	--
2002(9)	$1.00	--	--	--	--	--	--
Huntington Florida Tax-Free Money Fund
1999(3)	$1.00	0.03	--	0.03	(0.03)	--	--
2000	$1.00	0.03	--	0.03	(0.03)	--	--
2001	$1.00	0.02	--	0.02	(0.02)	--	--
2002(9)	$1.00	--	--	--	--	--	--
Huntington U.S. Treasury Money Market Fund
1997	$1.00	0.05	--	0.05	(0.05)	--	--
1998	$1.00	0.05	--	0.05	(0.05)	--	--
1999	$1.00	0.04	--	0.04	(0.04)	--	--
2000	$1.00	0.05	--	0.05	(0.05)	--	--
2001	$1.00	0.03	--	0.03	(0.03)	--	--
2002(9)	$1.00	--	--	--	--	--	--
INVESTMENT B SHARES
Huntington Money Market Fund
2000(6)	$1.00	0.03	--	0.03	(0.03)	--	--
2001	$1.00	0.03	--	0.03	(0.03)	--	--
2002(9)	$1.00	--	--	--	--	--	--
INTERFUND SHARES
Huntington Money Market Fund
2001(7)	$1.00	0.01	--	0.01	(0.01)	--	--
2002(9)	$1.00	0.01	--	0.01	(0.01)	--	--

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2) This voluntary expense decrease is reflected in both the expense and net investment income ratios.
(3) Reflects operations for the period from January 6, 1999 (date of initial public investment) to December 31, 1999.
(4) Computed on an annualized basis.
(5) Not annualized.
(6) Reflects operations for the period from May 2, 2000 (date of initial public investment) to December 31, 2000.
(7) Reflects operations for the period from September 4, 2001 (date of initial public investment) to December 31, 2001.
(8) The payments by affiliates had no impact on total return for the year ended December 31, 2001.
(9) Six Months ended June 30, 2002 (Unaudited).
(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions	Net Asset Value, end of period	Total return(1)	Expenses	Net investment income	Expense waiver reduction/ reimbursement(2)	Net Assets, end of period (000 omitted)

(0.05)	$1.00	5.07%	0.61%	4.96%	0.15%	$140,385
(0.05)	$1.00	5.03%	0.60%	4.89%	0.15%	$272,374
(0.05)	$1.00	4.67%	0.60%	4.57%	0.15%	$336,085
(0.06)	$1.00	5.81%	0.71%	5.67%	0.08%	$378,183
(0.03)	$1.00	3.20%(8)	0.96%	3.13%	0.05%	$430,582
--	$1.00	0.38%(5)	1.03%(4)	0.74%(4)	--	$286,043

(0.03)	$1.00	3.17%	0.55%	3.13%	0.22%	$ 82,897
(0.03)	$1.00	2.97%	0.57%	2.93%	0.20%	$133,295
(0.03)	$1.00	2.69%	0.59%	2.64%	0.20%	$121,623
(0.03)	$1.00	3.43%	0.72%	3.36%	0.10%	$109,755
(0.02)	$1.00	2.00%	0.98%	1.95%	0.06%	$160,703
--	$1.00	0.30%(5)	1.09%(4)	0.62%(4)	--	$120,900

(0.03)	$1.00	2.74%(5)	0.57%(4)	2.70%(4)	0.43%(4)	$ 19,567
(0.03)	$1.00	3.48%	0.77%	3.45%	0.16%	$ 51,182
(0.02)	$1.00	1.89%	1.03%	1.96%	0.05%	$ 21,193
--	$1.00	0.22%(5)	1.24%(4)	0.43%(4)	--	$ 12,400

(0.05)	$1.00	4.95%	0.52%	4.85%	0.15%	$ 57,758
(0.05)	$1.00	4.85%	0.50%	4.74%	0.15%	$ 54,522
(0.04)	$1.00	4.42%	0.49%	4.34%	0.15%	$ 40,788
(0.05)	$1.00	5.56%	0.63%	5.41%	0.07%	$ 37,717
(0.03)	$1.00	3.09%	0.87%	3.11%	0.05%	$ 37,561
--	$1.00	0.43%(5)	0.96%(4)	0.85%(4)	--	$ 50,635

(0.03)	$1.00	3.44%(5)	1.48%(4)	5.07%(4)	--	$ 11
(0.03)	$1.00	2.62%(8)	1.51%	2.64%	--	$ 18
--	$1.00	0.13%(5)	1.55%(4)	0.27%(4)	--	$ 16

(0.01)	$1.00	0.77%(5)	0.51%(4)	1.88%(4)	--	$ 20,591
(0.01)	$1.00	0.63%(5)	0.55%(4)	1.26%(4)	--	$ 18,756

Financial Highlights

Equity Funds
(For a share outstanding throughout each period)
Year ended December 31,	Net Asset Value, beginning of period	Net investment income/ (operating loss)		Net realized and unrealized gain/(loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions from paid in capital	Distributions to shareholders from net realized gain on investment transactions	Distributions in excess of net investment income
TRUST SHARES
Huntington Growth Fund
1997	$33.97	0.29		11.63	11.92	(0.29)	--	(2.12)	--
1998	$43.48	0.29		7.69	7.98	(0.29)	--	(1.21)	(0.18)
1999	$49.78	0.30		6.16	6.46	(0.30)	--	(6.42)	--
2000	$49.52	--		1.83	1.83	--	--	(0.72)	(0.05)
2001	$50.58	(0.04	)(3)	(8.43)	(8.47)	--	--	--	--
2002(10)	$42.11	(0.05)		(6.25)	(6.30)	--	--	--	--
Huntington Income Equity Fund
1997	$30.26	1.03		6.70	7.73	(1.04)	--	(0.65)	--
1998	$36.30	1.09		5.26	6.35	(1.09)	--	(0.71)	--
1999	$40.85	1.16		(3.87)	(2.71)	(1.14)	--	(0.27)	(0.02)
2000	$36.71	1.19		(0.69)	0.50	(1.24)	--	(0.68)	--
2001	$35.29	1.13		(0.48)	0.65	(1.12)	--	(0.49)	--
2002(10)	$34.33	0.51		0.08	0.59	(0.51)	--	--	--
Huntington Rotating Index Fund
2001(4)	$10.00	(0.04	)(3)	(0.97)	(1.01)	--	--	--	--
2002(10)	$ 8.99	(0.03)		(0.17)	(0.20)	--	--	--	--
Huntington Dividend Capture Fund
2001(8)	$10.00	0.51	(3)	0.20	0.71	(0.60)	--	--	--
2002(10)	$10.11	0.23		0.23	0.46	(0.20)	--	--	--
Huntington International Equity Fund
2001(8)	$10.00	(0.04	)(3)	(2.27)	(2.31)	(0.01)	--	--	--
2002(10)	$ 7.68	0.01		(0.07)	(0.06)	--	--	--	--
Huntington Mid Corp America Fund
2001(8)	$10.00	--	(3)	0.44	0.44	(0.03)	--	(0.01)	--
2002(10)	$10.40	(0.02)		(0.17)	(0.19)	--	--	--	--
Huntington New Economy Fund
2001(8)	$10.00	(0.03	)(3)	0.16	0.13	--	(0.02)(9)	--	--
2002(10)	$10.11	(0.05)		0.06	0.01	--	--	--	--

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2) This contractual expense decrease is reflected in both the expense and net investment income ratios.
(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.
(4) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.
(5) Not annualized.
(6) Computed on an annualized basis.
(7) Does not include the effect of expenses of underlying fund.
(8) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.
(9) Represents a return of capital for federal income tax purposes.
(10) Six Months ended June 30, 2002 (Unaudited).
(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions	Net Asset Value, end of period	Total return(1)	Expenses	Net investment income (loss)	Expense waiver reduction/ reimbursement(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate

(2.41)	$43.48	35.37%	0.80%	0.73%	--	$228,138	12%
(1.68)	$49.78	18.55%	0.79%	0.62%	--	$322,564	11%
(6.72)	$49.52	13.59%	0.82%	0.57%	--	$295,268	10%
(0.77)	$50.58	3.74%	0.84%	0.00%	0.03%	$292,679	24%
--	$42.11	(16.75)%	1.07%	(0.10)%	0.05%	$242,249	12%
--	$35.81	(14.96)%(5)	1.16%(6)	(0.25)%(6)	--	$201,815	11%

(1.69)	$36.30	25.99%	0.81%	3.08%	--	$214,625	24%
(1.80)	$40.85	17.79%	0.81%	2.83%	--	$249,051	13%
(1.43)	$36.71	(6.75)%	0.82%	2.93%	--	$225,647	20%
(1.92)	$35.29	1.51%	0.85%	3.40%	0.03%	$216,695	41%
(1.61)	$34.33	1.84%	1.05%	3.18%	0.05%	$210,870	33%
(0.51)	$34.41	1.69%(5)	1.16%(6)	2.93%(6)	--	$207,541	10%

--	$ 8.99	(10.10)%(5)	2.06%(6)(7)	(0.58)%(6)(7)	--	$ 4,962	0%
--	$ 8.79	(2.22)%(5)	1.91%(6)	(0.96)%(6)	--	$ 17,022	94%

(0.60)	$10.11	7.27%(5)	1.78%(6)	5.78%(6)	0.01%(6)	$ 17,089	172%
(0.20)	$10.37	4.58%(5)	1.72%(6)	4.59%(6)	--	$ 21,687	55%

(0.01)	$ 7.68	(23.11)%(5)	2.20%(6)	(0.57)%(6)	0.01%(6)	$ 24,099	121%
--	$ 7.62	(0.78)%(5)	2.03%(6)	0.34%(6)	--	$ 44,482	58%

(0.04)	$10.40	4.39%(5)	1.43%(6)	0.02%(6)	0.01%(6)	$ 53,001	11%
--	$10.21	(1.83)%(5)	1.45%(6)	(0.47)%(6)	--	$ 84,092	7%

(0.02)	$10.11	1.35%(5)	1.96%(6)	(0.38)%(6)	0.02%(6)	$ 10,444	45%
--	$10.12	0.10%(5)	2.14%(6)	(1.48)%(6)	--	$ 21,119	17%

Financial Highlights

Equity Funds
(For a share outstanding throughout each period)
Year ended December 31,	Net Asset Value, beginning of period	Net investment income/ (operating loss)	Net realized and unrealized gain/(loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions from paid in capital	Distributions to shareholders from net realized gain on investment transactions	Distributions in excess of net investment income
INVESTMENT A SHARES
Huntington Growth Fund
1997	$33.96	0.19	11.63	11.82	(0.20)	--	(2.12)	--
1998	$43.46	0.19	7.67	7.86	(0.17)	--	(1.21)	(0.18)
1999	$49.76	0.18	6.12	6.30	(0.17)	--	(6.42)	--
2000	$49.47	(0.12)	1.83	1.71	--	--	(0.72)	(0.03)
2001	$50.43	(0.16)(3)	(8.40)	(8.56)	--	--	--	--
2002(10)	$41.87	(0.10)	(6.20)	(6.30)	--	--	--	--
Huntington Income Equity Fund
1997(4)	$31.20	0.65	5.72	6.37	(0.63)	--	(0.65)	--
1998	$36.29	0.98	5.29	6.27	(0.99)	--	(0.71)	--
1999	$40.86	1.03	(3.85)	(2.82)	(1.03)	--	(0.27)	(0.02)
2000	$36.72	1.11	(0.70)	0.41	(1.14)	--	(0.68)	--
2001	$35.31	1.05	(0.49)	0.56	(1.04)	--	(0.49)	--
2002(10)	$34.34	0.47	0.08	0.55	(0.46)	--	--	--
Huntington Rotating Index Fund
2001(7)	$10.00	(0.04)(3)	(0.99)	(1.03)	--	--	--	--
2002(10)	$ 8.97	(0.04)	(0.17)	(0.21)	--	--	--	--
Huntington Dividend Capture Fund
2001(8)	$10.00	0.48(3)	0.21	0.69	(0.58)	--	--	--
2002(10)	$10.11	0.22	0.22	0.44	(0.19)	--	--	--
Huntington International Equity Fund
2001(8)	$10.00	0.01(3)	(2.34)	(2.33)	(0.01)	--	--	--
2002(10)	$ 7.66	0.01	(0.08)	(0.07)	--	--	--	--
Huntington Mid Corp America Fund
2001(8)	$10.00	(0.03)(3)	0.43	0.40	(0.02)	--	(0.01)	--
2002(10)	$10.37	(0.03)	(0.17)	(0.20)	--	--	--	--
Huntington New Economy Fund
2001(8)	$10.00	(0.07)(3)	0.20	0.13	--	(0.02)(9)	--	--
2002(10)	$10.11	(0.07)	0.06	(0.01)	--	--	--	--

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2) This contractual expense decrease is reflected in both the expense and net investment income ratios.
(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.
(4) Reflects operations for the period from May 14, 1997 (date of initial public investment) to December 31, 1997.
(5) Not annualized.
(6) Computed on an annualized basis.
(7) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.
(8) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.
(9) Represents a return of capital for federal income tax purposes.
(10) Six Months ended June 30, 2002 (Unaudited).
(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions	Net Asset Value, end of period	Total return(1)	Expenses	Net investment income (loss)	Expense waiver reduction/ reimbursement(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate

(2.32)	$43.46	35.04%	1.05%	0.48%	--	$ 5,485	12%
(1.56)	$49.76	18.25%	1.04%	0.37%	--	$16,501	11%
(6.59)	$49.47	13.25%	1.07%	0.33%	--	$17,290	10%
(0.75)	$50.43	3.50%	1.09%	(0.24)%	0.03%	$15,665	24%
--	$41.87	(16.97)%	1.32%	(0.36)%	0.05%	$11,899	12%
--	$35.57	(15.05)%(5)	1.41%(6)	(0.50)%(6)	--	$10,088	11%

(1.28)	$36.29	16.09%(5)	1.08%(6)	2.76%(6)	--	$ 279	24%
(1.70)	$40.86	17.56%	1.06%	2.58%	--	$ 1,885	13%
(1.32)	$36.72	(7.00)%	1.07%	2.68%	--	$ 1,667	20%
(1.82)	$35.31	1.27%	1.10%	3.14%	0.03%	$ 1,862	41%
(1.53)	$34.34	1.55%	1.30%	2.93%	0.05%	$ 2,053	33%
(0.46)	$34.43	1.59%(5)	1.41%(6)	2.71%(6)	--	$ 2,159	10%

--	$ 8.97	(10.30)%(5)	2.31%(6)	(0.63)%(6)	--	$ 298	0%
--	$ 8.76	(2.34)%(5)	2.18%(6)	(1.31)%(6)	--	$ 590	94%

(0.58)	$10.11	7.10%(5)	2.03%(6)	5.34%(6)	0.01%(6)	$ 1,125	172%
(0.19)	$10.36	4.45%(5)	1.97%(6)	4.26%(6)	--	$ 1,142	55%

(0.01)	$ 7.66	(23.32)%(5)	2.45%(6)	0.07%(6)	0.01%(6)	$ 34	121%
--	$ 7.59	(0.91)%(5)	2.26%(6)	0.23%(6)	--	$ 100	58%

(0.03)	$10.37	4.01%(5)	1.68%(6)	(0.35)%(6)	0.01%(6)	$ 283	11%
--	$10.17	(1.93)%(5)	1.70%(6)	(0.72)%(6)	--	$ 636	7%

(0.02)	$10.11	1.28%(5)	2.21%(6)	(0.81)%(6)	0.02%(6)	$ 128	45%
--	$10.10	(0.10)%(5)	2.38%(6)	(1.72)%(6)	--	$ 206	17%

Financial Highlights

Equity Funds
(For a share outstanding throughout each period)
Year ended December 31,	Net Asset Value, beginning of period	Net investment income/ (operating loss)	Net realized and unrealized gain/(loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions from paid in capital	Distributions to shareholders from net realized gain on investment transactions	Distributions in excess of net investment income
INVESTMENT B SHARES
Huntington Growth Fund
2000(7)	$50.06	(0.04)	0.87	0.83	--	--	(0.72)	--
2001	$50.17	(0.40)(3)	(8.33)	(8.73)	--	--	--	--
2002(11)	$41.44	(0.14)	(6.19)	(6.33)	--	--	--	--
Huntington Income Equity Fund
2000(7)	$35.83	0.53	0.21	0.74	(0.69)	--	(0.68)	--
2001	$35.20	0.83	(0.46)	0.37	(0.79)	--	(0.49)	--
2002(11)	$34.29	0.36	0.09	0.45	(0.39)	--	--	--
Huntington Dividend Capture Fund
2001(6)	$10.00	0.44	0.20	0.64	(0.54)	--	--	--
2002(11)	$10.10	0.20	0.23	0.43	(0.17)	--	--	--
Huntington International Equity Fund
2001(6)	$10.00	(0.13)(3)	(2.22)	(2.35)	(0.01)	--	--	--
2002(9)	$ 7.64	(0.01)	(0.08)	(0.09)	--	--	--	--
Huntington Mid Corp America Fund
2001(6)	$10.00	(0.08)(3)	0.44	0.36	(0.01)	--	(0.01)	--
2002(9)	$10.34	(0.04)	(0.19)	(0.23)	--	--	--	--
Huntington New Economy Fund
2001(6)	$10.00	(0.13)(3)	0.19	0.06	--	(0.01)(8)	--	--
2002(9)	$10.05	(0.08)	0.06	(0.02)	--	--	--	--

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2) This contractual expense decrease is reflected in both the expense and net investment income ratios.
(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.
(4) Not annualized.
(5) Computed on an annualized basis.
(6) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.
(7) Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.
(8) Represents a return of capital for federal income tax purposes.
(9) Six Months ended June 30, 2002 (Unaudited).
(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets
Total distributions	Net Asset Value, end of period	Total return(1)	Expenses	Net investment income (loss)	Expense waiver reduction/ reimbursement(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate

(0.72)	$50.17	1.70%(4)	1.86%(5)	(0.89)%(5)	--	$ 87	24%
--	$41.44	(17.40)%	1.87%	(0.92)%	--	$ 1,634	12%
--	$35.11	(15.25)%(4)	1.91%(5)	(1.00)%(5)	--	$ 2,889	11%

(1.37)	$35.20	2.16%(4)	1.96%(5)	2.25%(5)	--	$ 1	41%
(1.28)	$34.29	1.04%	1.85%	2.15%	--	$ 909	33%
(0.39)	$34.35	1.34%(4)	1.90%(5)	2.08%(5)	--	$ 2,947	10%

(0.54)	$10.10	6.57%(4)	2.54%(5)	4.80%(5)	--	$ 1,920	172%
(0.17)	$10.36	4.22%(4)	2.48%(5)	4.04%(5)	--	$ 4,046	55%

(0.01)	$ 7.64	(23.55)%(4)	2.96%(5)	(1.80)%(5)	--	$ 77	121%
--	$ 7.55	(1.18)%(4)	2.77%(5)	(0.38)%(5)	--	$ 168	58%

(0.02)	$10.34	3.58%(4)	2.19%(5)	(0.92)%(5)	--	$1,097	11%
--	$10.11	(2.22)%(4)	2.20%(5)	(1.22)%(5)	--	$2,482	7%

(0.01)	$10.05	0.57%(4)	2.73%(5)	(1.52)%(5)	--	$ 460	45%
--	$10.03	(0.20)%(4)	2.88%(5)	(2.23)%(5)	--	$ 881	17%

Financial Highlights

Fixed Income Funds
(For a share outstanding throughout each period)
Year ended December 31,	Net Asset Value, beginning of period	Net investment income/ (operating loss)	Net realized and unrealized gain/(loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investment transactions	Distributions in excess of net investment Income	Total distributions
TRUST SHARES
Huntington Mortgage Securities Fund
1997	$ 8.06	0.52(3)	0.16	0.68	(0.50)	--	--	(0.50)
1998(4)	$ 8.24	0.50	0.01	0.51	(0.50)	--	--	(0.50)
1999	$ 8.25	0.47	(0.39)	0.08	(0.47)	--	--	(0.47)
2000	$ 7.86	0.49	0.25	0.74	(0.49)	--	--	(0.49)
2001	$ 8.11	0.44	0.20	0.64	(0.43)	--	--	(0.43)
2002(14)	$ 8.32	0.19	0.33	0.52	(0.20)	--	--	(0.20)
Huntington Ohio Tax-Free Fund
1997	$21.49	1.01	0.27	1.28	(1.02)	(0.01)	--	(1.03)
1998	$21.74	0.98	0.11	1.09	(0.98)	(0.02)	--	(1.00)
1999	$21.83	0.95	(1.15)	(0.20)	(0.94)	(0.01)	--	(0.95)
2000	$20.68	0.97	0.64	1.61	(0.97)	--	--	(0.97)
2001	$21.32	0.84	(0.08)	0.76	(0.84)	(0.29)	--	(1.13)
2002(14)	$20.95	0.38	0.53	0.91	(0.38)	--	--	(0.38)
Huntington Michigan Tax-Free Fund*
1997(7)	$10.79	0.50	0.10	0.60	(0.50)	--	--	(0.50)
1998(8)	$10.89	0.25	0.06	0.31	(0.23)	--	--	(0.23)
1998(10)	$10.97	0.29	0.06	0.35	(0.31)	(0.02)	--	(0.33)
1999	$10.99	0.49	(0.55)	(0.06)	(0.49)	--	--	(0.49)
2000	$10.44	0.48	0.29	0.77	(0.49)	(0.01)	--	(0.50)
2001	$10.71	0.43	(0.02)	0.41	(0.42)	(0.24)	--	(0.66)
2002(14)	$10.46	0.18	0.27	0.45	(0.18)	--	--	(0.18)
Huntington Fixed Income Securities Fund
1997	$20.94	1.31	0.47	1.78	(1.31)	--	--	(1.31)
1998	$21.41	1.26	0.65	1.91	(1.26)	(0.28)	--	(1.54)
1999	$21.78	1.23	(2.05)	(0.82)	(1.22)	--	--	(1.22)
2000	$19.74	1.29	0.53	1.82	(1.31)	--	--	(1.31)
2001	$20.25	1.12	0.12	1.24	(1.11)	--	--	(1.11)
2002(14)	$20.77	0.51	(0.32)	0.19	(0.52)	--	--	(0.52)
Huntington Intermediate Government Income Fund*
1997(7)	$10.13	0.59	0.02	0.61	(0.58)	--	--	(0.58)
1998(8)	$10.16	0.29	0.04	0.33	(0.26)	--	--	(0.26)
1998(10)	$10.23	0.33	0.21	0.54	(0.35)	--	--	(0.35)
1999	$10.42	0.55	(0.66)	(0.11)	(0.55)	--	--	(0.55)
2000	$ 9.76	0.57	0.47	1.04	(0.58)	--	--	(0.58)
2001	$10.22	0.54(3)	0.01	0.55	(0.52)	--	--	(0.52)
2002(14)	$10.43	0.24	0.15	0.39	(0.25)	--	--	(0.25)
Huntington Short/Intermediate Fixed Income Securities Fund
1997	$19.96	1.19	0.08	1.27	(1.19)	--	--	(1.19)
1998	$20.04	1.15	0.24	1.39	(1.15)	(0.15)	--	(1.30)
1999	$20.13	1.10	(0.90)	0.20	(1.09)	--	--	(1.09)
2000	$19.24	1.16	0.29	1.45	(1.17)	--	--	(1.17)
2001	$19.52	1.07	(0.13)	0.94	(1.06)	--	--	(1.06)
2002(14)	$19.77	0.46	(0.25)	0.21	(0.47)	--	--	(0.47)

* In 1998, the fiscal year end of Huntington Michigan Tax-Free and Huntington Intermediate Government Fund was changed from November 30 to May 31, and subsequently to December 31 to coincide with other Huntington Funds.
(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2) This contractual expense decrease is reflected in both the expense and net investment income ratios.
(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.
(4) Effective April 24, 1998, Piper Capital Management, Inc. ceased to serve as the subadviser for Mortgage Securities Fund.
(5) Not annualized.
(6) Computed on an annualized basis.
(7) Year ended November 30.
(8) Six months ended May 31.
(9) Expense ratios reflect the operating expense in effect during the period prior to and subsequent to the reorganization.
(10) Seven months ended December 31.
(11) Total return would have been 6.37% without the payments by affiliates. See note J of Notes to Financial Statements.
(12) Total return would have been 5.52% without the payments by affiliates. See note J of Notes to Financial Statements.
(13) Total return would have been 4.95% without the payments by affiliates. See note J of Notes to Financial Statements.
(14) Six Months ended June 30, 2002 (Unaudited).
(See notes which are an integral part of the Financial Statements)

				Ratios to average net assets
Payments by affiliates	Net Asset Value, end of period	Total return(1)		Expenses		Net investment income		Expense waiver reduction/ reimbursement (2)		Net assets, end of period (000 omitted)	Portfolio turnover rate

--	$ 8.24	8.77%		0.66%		6.39%		0.20%		$ 37,057	63%
--	$ 8.25	6.41%		0.63%		6.09%		0.20%		$ 34,991	17%
--	$ 7.86	1.01%		0.95%		5.81%		0.20%		$ 32,193	20%
--	$ 8.11	9.87%		0.76%		6.24%		0.09%		$ 31,849	9%
--	$ 8.32	8.14%		1.03%		5.37%		0.05%		$ 35,938	25%
--	$ 8.64	6.37	%(5)	1.15	%(6)	4.67	%(6)	--		$ 39,498	31%

--	$21.74	6.11%		0.72%		4.72%		--		$ 64,325	14%
--	$21.83	5.16%		0.73%		4.50%		--		$ 63,148	9%
--	$20.68	(0.92)%		0.82%		4.44%		--		$ 52,723	11%
--	$21.32	8.01%		0.85%		4.62%		0.03%		$ 48,408	1%
--	$20.95	3.60%		1.00%		3.95%		0.05%		$ 42,276	39%
--	$21.48	4.37	%(5)	1.14	%(6)	3.60	%(6)	--		$ 43,213	8%

--	$10.89	5.73%		0.73%		4.66%		0.27%		$ 24,954	7%
--	$10.97	2.86	%(5)	0.75	%(6)(9)	4.55	%(6)	0.14	%(6)	$ 27,440	2%
--	$10.99	3.31	%(5)	0.67	%(6)	4.57	%(6)	0.07	%(6)	$ 23,995	7%
--	$10.44	(0.54)%		0.74%		4.57%		0.07%		$ 20,809	6%
--	$10.71	7.53%		0.83%		4.60%		0.05%		$ 16,392	0%
--	$10.46	3.89%		1.08%		3.93%		0.05%		$ 16,374	100%
--	$10.73	4.32	%(5)	1.32	%(6)	3.40	%(6)	--		$ 15,352	5%

--	$21.41	8.83%		0.70%		6.26%		--		$153,374	116%
--	$21.78	9.18%		0.70%		5.78%		--		$168,453	47%
--	$19.74	(3.84)%		0.74%		5.99%		--		$150,787	44%
--	$20.25	9.56%		0.76%		6.53%		0.03%		$157,978	28%
0.39	$20.77	8.30	%(11)	0.97%		5.44%		0.04%		$149,588	149%
--	$20.44	0.90	%(5)	1.07	%(6)	4.92	%(6)	--		$149,070	29%

--	$10.16	6.27%		0.79%		5.91%		--		$115,064	28%
--	$10.23	3.33	%(5)	0.76	%(6)(9)	5.67	%(6)	0.02	%(6)	$116,317	14%
--	$10.42	5.34	%(5)	0.69	%(6)	5.38	%(6)	0.05	%(6)	$109,261	7%
--	$ 9.76	(1.09)%		0.73%		5.45%		0.05%		$ 99,566	14%
--	$10.22	11.03%		0.77%		5.77%		0.04%		$ 75,342	24%
0.18	$10.43	7.28	%(12)	0.99%		5.05%		0.05%		$ 69,700	64%
--	$10.57	3.75	%(5)	1.09	%(6)	4.65	%(6)	--		$ 69,157	15%

--	$20.04	6.56%		0.71%		5.94%		--		$126,845	160%
--	$20.13	7.13%		0.71%		5.68%		--		$127,715	61%
--	$19.24	1.05%		0.73%		5.60%		--		$113,341	92%
--	$19.52	7.83%		0.73%		6.01%		0.03%		$115,511	29%
0.37	$19.77	6.84	%(13)	0.93%		5.39%		0.05%		$113,552	65%
--	$19.51	1.10	%(5)	1.03	%(6)	4.79	%(6)	--		$113,273	28%

Financial Highlights

Fixed Income Funds
(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income/ (operating loss)	Net realized and unrealized gain/(loss) investments	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investment transactions	Distributions in excess of net investment Income	Total distributions
INVESTMENT A SHARES
Huntington Mortgage Securities Fund
1997	$ 8.08	0.50(3)	0.17	0.67	(0.49)	--	--	(0.49)
1998(4)	$ 8.26	0.48	0.01	0.49	(0.48)	--	--	(0.48)
1999	$ 8.27	0.45	(0.38)	0.07	(0.45)	--	--	(0.45)
2000	$ 7.89	0.49	0.23	0.72	(0.47)	--	--	(0.47)
2001	$ 8.14	0.42	0.20	0.62	(0.41)	--	--	(0.41)
2002(15)	$ 8.35	0.18	0.32	0.50	(0.19)	--	--	(0.19)
Huntington Ohio Tax-Free Fund
1997	$21.48	0.98	0.25	1.23	(0.97)	(0.01)	--	(0.98)
1998	$21.73	0.93	0.11	1.04	(0.93)	(0.02)	--	(0.95)
1999	$21.82	0.87	(1.12)	(0.25)	(0.89)	(0.01)	--	(0.90)
2000	$20.67	0.92	0.64	1.56	(0.92)	--	--	(0.92)
2001	$21.31	0.79	(0.08)	0.71	(0.79)	(0.29)	--	(1.08)
2002(15)	$20.94	0.35	0.53	0.88	(0.35)	--	--	(0.35)
Huntington Michigan Tax-Free Fund*
1997(7)	$10.79	0.47	0.10	0.57	(0.47)	--	--	(0.47)
1998(8)	$10.89	0.24	0.06	0.30	(0.22)	--	--	(0.22)
1998(10)	$10.97	0.28	0.06	0.34	(0.30)	(0.02)	--	(0.32)
1999	$10.99	0.46	(0.55)	(0.09)	(0.46)	--	--	(0.46)
2000	$10.44	0.46	0.28	0.74	(0.46)	(0.01)	--	(0.47)
2001	$10.71	0.39	(0.01)	0.38	(0.39)	(0.24)	--	(0.63)
2002(15)	$10.46	0.17	0.27	0.44	(0.17)	--	--	(0.17)
Huntington Fixed Income Securities Fund
1997	$20.95	1.25	0.47	1.72	(1.26)	--	--	(1.26)
1998	$21.41	1.20	0.66	1.86	(1.21)	(0.28)	--	(1.49)
1999	$21.78	1.08	(1.95)	(0.87)	(1.17)	--	--	(1.17)
2000	$19.74	1.24	0.53	1.77	(1.26)	--	--	(1.26)
2001	$20.25	1.12	0.07	1.19	(1.06)	--	--	(1.06)
2002(15)	$20.77	0.48	(0.32)	0.16	(0.49)	--	--	(0.49)
Huntington Intermediate Government Income Fund*
1997(7)	$10.13	0.57	0.02	0.59	(0.56)	--	--	(0.56)
1998(8)	$10.16	0.28	0.05	0.33	(0.25)	--	--	(0.25)
1998(10)	$10.24	0.31	0.20	0.51	(0.33)	--	--	(0.33)
1999	$10.42	0.54	(0.68)	(0.14)	(0.52)	--	--	(0.52)
2000	$ 9.76	0.54	0.47	1.01	(0.55)	--	--	(0.55)
2001	$10.22	0.51(3)	0.01	0.52	(0.49)	--	--	(0.49)
2002(15)	$10.43	0.22	0.15	0.37	(0.23)	--	--	(0.23)
INVESTMENT B SHARES
Huntington Fixed Income Securities Fund
2000(11)	$19.56	0.75	0.73	1.48	(0.79)	--	--	(0.79)
2001	$20.25	0.63	0.44	1.07	(0.96)	--	--	(0.96)
2002(15)	$20.75	0.43	(0.30)	0.13	(0.45)	--	--	(0.45)

* In 1998, the fiscal year end of Huntington Michigan Tax-Free and Huntington Intermediate Government Fund was changed from November 30 to
May 31, and subsequently to December 31 to coincide with the other Huntington Funds.
(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2) This contractual expense decrease is reflected in both the expense and net investment income ratios.
(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.
(4) Effective April 24, 1998, Piper Capital Management, Inc. ceased to serve as the subadviser for Mortgage Securities Fund.
(5) Not annualized.
(6) Computed on annualized basis.
(7) Year ended November 30.
(8) Six months ended May 31.
(9) Expense ratios reflect the operating expense in effect during the period prior to and subsequent to the reorganization.
(10) Seven months ended December 31.
(11) Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.
(12) Total return would have been 6.11% without the payments by affiliates. See note J of Notes to Financial Statements.
(13) Total return would have been 5.25% without the payments by affiliates. See note J of Notes to Financial Statements.
(14) Total return would have been 5.46% without the payments by affiliates. See note J of Notes to Financial Statements.
(15) Six Months ended June 30, 2002 (Unaudited).
(See notes which are an integral part of the Financial Statements)

				Ratios to average net assets
Payments by affiliates	Net Asset, Value, end of period	Total return(1)		Expenses		Net investment income		Expense waiver reduction/ reimbursement (2)		Net Assets, end of period (000 omitted)	Portfolio turnover rate

--	$ 8.26	8.54%		0.91%		6.16%		0.45%		$1,082	63%
--	$ 8.27	6.09%		0.88%		5.84%		0.45%		$1,068	17%
--	$ 7.89	0.88%		1.45%		5.54%		0.45%		$1,025	20%
--	$ 8.14	9.55%		1.01%		6.01%		0.19%		$ 779	9%
--	$ 8.35	7.85%		1.28%		5.12%		0.05%		$ 826	25%
--	$ 8.66	6.09	%(5)	1.37	%(6)	4.28	%(6)	--		$2,723	31%

--	$21.73	5.88%		0.97%		4.47%		--		$1,468	14%
--	$21.82	4.90%		0.98%		4.25%		--		$1,519	9%
--	$20.67	(1.17)%		1.07%		4.44%		--		$1,310	11%
--	$21.31	7.73%		1.10%		4.37%		0.03%		$1,119	1%
--	$20.94	3.35%		1.25%		3.63%		0.04%		$1,923	39%
--	$21.47	4.20	%(5)	1.39	%(6)	3.34	%(6)	--		$2,427	8%

--	$10.89	5.47%		0.98%		4.41%		0.37%		$9,426	7%
--	$10.97	2.75	%(5)	1.00	%(6)(9)	4.30	%(6)	0.21	%(6)	$9,946	2%
--	$10.99	3.14	%(5)	0.92	%(6)	4.32	%(6)	0.07	%(6)	$8,764	7%
--	$10.44	(0.77)%		0.98%		4.33%		0.07%		$7,183	6%
--	$10.71	7.27%		1.09%		4.34%		0.05%		$6,059	0%
--	$10.46	3.63%		1.33%		3.70%		0.05%		$5,023	100%
--	$10.73	4.19	%(5)	1.57	%(6)	3.14	%(6)	--		$5,096	5%

--	$21.41	8.54%		0.95%		6.01%		--		$1,615	116%
--	$21.78	8.93%		0.95%		5.53%		--		$1,586	47%
--	$19.74	(4.07)%		1.06%		5.65%		--		$1,293	44%
--	$20.25	9.27%		1.01%		6.29%		0.02%		$1,132	28%
0.39	$20.77	8.04	%(12)	1.22%		5.18%		0.04%		$1,205	149%
--	$20.44	0.78	%(5)	1.32	%(6)	4.67	%(6)	--		$1,332	29%

--	$10.16	5.99%		1.04%		5.66%		0.10%		$3,518	28%
--	$10.24	3.31	%(5)	1.01	%(6)(9)	5.42	%(6)	0.09	%(6)	$3,217	14%
--	$10.42	5.06	%(5)	0.94	%(6)	5.13	%(6)	0.05	%(6)	$3,084	7%
--	$ 9.76	(1.33)%		0.74%		5.46%		0.04%		$2,055	14%
--	$10.22	10.74%		1.02%		5.52%		0.04%		$1,705	24%
0.18	$10.43	7.01	%(13)	1.24%		4.80%		0.05%		$1,706	64%
--	$10.57	3.62	%(5)	1.33	%(6)	4.35	%(6)	--		$2,773	15%

--	$20.25	7.72	%(5)	1.68	%(6)	5.73	%(6)	--		$ 2	28%
0.39	$20.75	7.39	%(14)	1.76%		4.39%		--		$ 472	149%
--	$20.43	0.61	%(5)	1.82	%(6)	4.17	%(6)	--		$ 773	29%

Combined Notes to Financial Statements

June 30, 2002 (Unaudited)

(1) Organization

The Huntington Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. As of June 30, 2002, the Trust consisted of thirteen diversified and four non-diversified portfolios (individually referred to as a "Fund," or collectively as the "Funds") as follows:

Huntington Money Market Fund ("Money Market")

Huntington Ohio Municipal Money Market Fund
("Ohio Municipal Money Market")*

Huntington Florida Tax-Free Money Fund
("Florida Tax-Free Money")*

Huntington U.S. Treasury Money Market Fund
("U.S. Treasury Money Market")

Huntington Growth Fund ("Growth")

Huntington Income Equity Fund ("Income Equity")

Huntington Rotating Index Fund ("Rotating Index")

Huntington Dividend Capture Fund ("Dividend Capture")

Huntington International Equity Fund
("International Equity")

Huntington Mid Corp America Fund ("Mid Corp America")

Huntington New Economy Fund ("New Economy")

Huntington Mortgage Securities Fund
("Mortgage Securities")

Huntington Ohio Tax-Free Fund ("Ohio Tax-Free")*

Huntington Michigan Tax-Free Fund ("Michigan Tax-Free")*

Huntington Fixed Income Securities Fund ("Fixed Income")

Huntington Intermediate Government Income Fund
("Intermediate Government Income")

Huntington Short/Intermediate Fixed Income Securities Fund ("Short/Intermediate Fixed Income")

*non-diversified portfolio

The Funds offer up to three classes of shares, except for Money Market which offers a fourth, the Interfund Shares: Trust Shares, Investment A Shares (formerly known as Investment Shares) and Investment B Shares. All of the Funds offer Trust Shares and Investment A Shares, except Short/Intermediate Fixed Income only offers Trust Shares. In addition, Money Market, Growth, Income Equity, Dividend Capture, International Equity, Mid Corp America, New Economy and Fixed Income each offer Investment B Shares. Trust Shares carry no sales charge. Trust Shares are only offered to fiduciary, advisory, agency and other similar clients of The Huntington National Bank, its affiliates or correspondent banks. Investment A Shares are offered to all types of investors and carry a front-end sales charge, except with respect to the Money Market Funds. Investment B Shares are also offered to all types of investors and carry a contingent deferred sales charge.

The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund and to the class in which shares are held.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United state of America ("GAAP").

A. Investment Valuations

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the latest bid prices as furnished by an independent pricing service. Listed equity securities and investments in closed-end investment companies are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued as determined in good faith using methods approved by the Board of Trustees (the "Trustees"). With respect to valuation of foreign securities, trading in foreign cities may be completed at times, which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect on the day the value of the foreign security is determined.

B. Repurchase Agreements

It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Each Fund (except Short/Intermediate Fixed Income) offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the respective Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for net operating losses, return of capital, REIT's, foreign currency gains and losses and non-deductible stock issuance cost.

D. Federal Taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly no provisions for federal tax are necessary.

Withholding taxes on foreign interest, dividends and capital gains with respect to International Equity have been provided for in accordance with the Fund's applicable country's tax rules and rates.

E. When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

F. Foreign Exchange Contracts

International Equity may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. International Equity may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At June 30, 2002, International Equity had no outstanding foreign currency commitments.

G. Foreign Currency Translation

All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividend, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at periods end, resulting from changes in the exchange rate.

H. Written Options Contracts

The Funds may write options contracts. A written option obligates the Funds to deliver a call, or to receive a put, at the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended June 30, 2002, Dividend Capture had a realized gain of $16,748 on written options.

The following is a summary of the Dividend Capture's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2001	225	$32,001
Options written	390	67,388
Options expired	(65)	(13,818)
Options closed	(50)	(6,974)
Options exercised	(185)	(28,867)
Outstanding at 6/30/2002	315	$49,730

At June 30, 2002, Dividend Capture had the following outstanding options:

PURCHASE OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)
Equity Residential	Call	August 2002	22.5	70	10,150	$4,472
Household International, Inc.	Call	July 2002	65	20	200	(1,589)
JP Morgan Chase & Co.	Call	September 2002	35	30	1,650	(874)
Verizon Communications, Inc.	Call	July 2002	35	25	125	(553)
NET UNREALIZED APPRECIATION ON PURCHASED OPTION CONTRACTS						$1,456

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)
Equity Office Properties Trust	Put	July 2002	30	70	4,200	$ 9,559
Bank of America Corporation	Call	November 2002	75	30	9,000	998
Cooper Tire & Rubber Company	Call	August 2002	22.5	20	900	1,371
Household International, Inc.	Call	July 2002	65	20	200	5,660
JP Morgan Chase & Co.	Call	September 2002	40	30	1,650	3,285
Technology Select Sector SPDR Fund	Call	September 2002	17	120	10,200	1,293
Verizon Communications, Inc.	Call	July 2002	35	25	125	1,289
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$23,455

I. Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds' pricing committee.

J. Payments by Affiliates

During the period ended December 31, 2001, Huntington Bancshares, Inc. voluntarily contributed $4,161,828 to the Money Market Fund. In addition, Huntington Bancshares, Inc. voluntarily purchased securities from the Intermediate Government Income, Short/Intermediate Fixed Income Securities, and Fixed Income Securities Funds for their amortized cost. The payments by affiliates in the accompanying financial statements reflect the difference between the fair market value and amortized cost of the securities. As a result of the transaction, $3,116,000, $1,335,000 and $2,226,000 of the Fixed Income, Intermediate Government Income, and Short/Intermediate Fixed Income Funds, respectively, was deemed as a payment by affiliates, to reimburse the effect of the loss.

K. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

L. Other

Investment transactions are accounted for on a trade date basis.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in capital stock (in thousands (000) for both dollars and shares) were as follows:

	Money Market				Ohio Municipal Money Market
	Six Months Ended June 30, 2002		Year Ended December 31, 2001		Six Months Ended June 30, 2002		Year Ended December 31, 2001
Trust Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	523,606	$ 523,606	1,284,090	$ 1,284,090	38,584	$ 38,584	101,734	$101,734
Shares issued to shareholders in payment of distributions declared	5	5	25	25	2	2	7	7
Shares redeemed	(758,156)	(758,156)	(1,121,929)	(1,121,929)	(44,036)	(44,036)	(121,648)	(121,648)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	(234,545)	$ (234,545)	162,186	$ 162,186	(5,450)	$ (5,450)	(19,907)	$ (19,907)

	Six Months Ended June 30, 2002		Year Ended December 31, 2001		Six Months Ended June 30, 2002		Year Ended December 31, 2001
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	314,129	$ 314,129	751,650	$ 751,650	113,654	$ 113,654	366,566	$ 366,566
Shares issued to shareholders in payment of distributions declared	710	710	6,916	6,916	79	79	503	503
Shares redeemed	(459,377)	(459,377)	(706,438)	(706,438)	(153,555)	(153,555)	(316,118)	(316,118)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(144,538)	$ (144,538)	52,128	$ 52,128	(39,822)	$ (39,822)	50,951	$ 50,951

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS					(45,272)	$ (45,272)	31,044	$ 31,044

	Six Months Ended June 30, 2002		Year Ended December 31, 2001
Class B Shares	Shares	Dollars	Shares	Dollars
Shares sold	--	$ --	2	$ 2
Shares issued to shareholders in payment of distributions declared	--	--	5	5
Shares redeemed	(2)	(2)	--	--

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(2)	$ (2)	7	$ 7

	Six Months Ended June 30, 2002		Period Ended December 31, 2001 (1)
Interfund Shares	Shares	Dollars	Shares	Dollars
Shares sold	103,952	$ 103,952	49,839	$ 49,839
Shares issued to shareholders in payment of distributions declared	--	--	--	--
Shares redeemed	(105,788)	(105,788)	(29,246)	(29,246)

NET CHANGE RESULTING FROM INTERFUND SHARE TRANSACTIONS	(1,836)	$ (1,836)	20,593	$ 20,593

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(380,921)	$ (380,921)	234,914	$ 234,914

	Florida Tax-Free Money				U.S. Treasury Money Market
	Six Months Ended June 30, 2002		Year Ended December 31, 2001		Six Months Ended June 30, 2002		Year Ended December 31, 2001
Trust Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	19,477	$ 19,477	52,273	$ 52,273	512,590	$ 512,598	1,961,917	$ 1,961,917
Shares issued to shareholders in payment of distributions declared	--	--	--	--	2	2	16	16
Shares redeemed	(31,791)	(31,791)	(64,728)	(64,728)	(441,195)	(441,195)	(1,880,867)	(1,880,867)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	(12,314)	$ (12,314)	(12,455)	$ (12,455)	71,397	$ 71,405	81,066	$ 81,066

	Florida Tax-Free Money				U.S. Treasury Money Market
	Six Months Ended June 30, 2002		Year Ended December 31, 2001		Six Months Ended June 30, 2002		Year Ended December 31, 2001
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	23,439	$ 23,439	95,641	$ 95,641	44,142	$ 44,145	67,255	$ 67,255
Shares issued to shareholders in payment of distributions declared	--	--	2	2	51	51	262	262
Shares redeemed	(32,232)	(32,232)	(125,634)	(125,634)	(31,119)	(31,119)	(67,674)	(67,674)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(8,793)	$ (8,793)	(29,991)	$ (29,991)	13,074	$ 13,077	(157)	$ (157)

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(21,107)	$ (21,107)	(42,446)	$ (42,446)	84,471	$ 84,482	80,909	$ 80,909

	Growth				Income Equity
	Six Months Ended June 30, 2002		Year Ended December 31, 2001		Six Months Ended June 30, 2002		Year Ended December 31, 2001
Trust Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	249	$ 10,066	1,072	$ 48,164	213	$ 7,376	509	$ 18,074
Shares issued to shareholders in payment of distributions declared	--	--	--	--	29	1,009	88	3,088
Shares redeemed	(366)	(14,798)	(1,107)	(48,233)	(354)	(12,463)	(597)	(21,276)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	(117)	$ (4,732)	(35)	$ (69)	(112)	$ (4,078)	--	$ (114)

	Six Months Ended June 30, 2002		Year Ended December 31, 2001		Six Months Ended June 30, 2002		Year Ended December 31, 2001
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	25	$ 996	29	$ 1,757	15	$ 510	15	$ 536
Shares issued to shareholders in payment of distributions declared	--	--	--	--	1	26	2	81
Shares redeemed	(25)	(996)	(55)	(120)	(13)	(439)	(10)	(365)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	--	$ --	(26)	$ 1,637	3	$ 97	7	$ 252

	Six Months Ended June 30, 2002		Year Ended December 31, 2001		Six Months Ended June 30, 2002		Year Ended December 31, 2001
Class B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	47	$ 1,877	41	$ 1,260	62	$ 2,180	27	$ 974
Shares issued to shareholders in payment of distributions declared	--	--	--	--	1	20	1	19
Shares redeemed	(4)	(168)	(3)	(2,416)	(4)	(131)	(1)	(41)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	43	$ 1,709	38	$ (1,156)	59	$ 2,069	27	$ 952

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(74)	$ (3,023)	(23)	$ 412	(50)	$ (1,912)	34	$ 1,090

	Rotating Index				Dividend Capture
	Six Months Ended June 30, 2002		Period Ended December 31, 2001 (2)		Six Months Ended June 30, 2002		Period Ended December 31, 2001 (3)
Trust Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,417	$ 13,289	564	$ 5,594	477	$ 4,975	1,680	$ 16,902
Shares issued to shareholders in payment of distributions declared	--	--	--	--	27	277	62	617
Shares redeemed	(33)	(295)	(12)	(101)	(102)	(1,058)	(52)	(518)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	1,384	$ 12,994	552	$ 5,493	402	$ 4,194	1,690	$ 17,001

	Six Months Ended June 30, 2002		Period Ended December 31, 2001 (2)		Six Months Ended June 30, 2002		Period Ended December 31, 2001 (3)
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	36	$ 331	37	$ 338	41	$ 427	111	$ 1,125
Shares issued to shareholders in payment of distributions declared	--	--	--	--	1	12	2	18
Shares redeemed	(2)	(16)	(4)	(37)	(43)	(449)	(2)	(23)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	34	$ 315	33	$ 301	(1)	$ (10)	111	$ 1,120

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	1,418	$ 13,309	585	$ 5,794

	Dividend Capture
	Six Months Ended June 30, 2002		Period Ended December 31, 2001 (3)
Class B Shares	Shares	Dollars	Shares	Dollars
Shares sold	205	$ 2,122	196	$ 2,000
Shares issued to shareholders in payment of distributions declared	4	40	5	48
Shares redeemed	(8)	(86)	(13)	(129)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	201	$ 2,076	188	$ 1,919

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	602	$ 6,260	1,989	$ 20,040

	International Equity
	Six Months Ended June 30, 2002		Period Ended December 31, 2001 (3)
Trust Shares	Shares	Dollars	Shares	Dollars
Shares sold	2,916	$ 22,372	3,383	$ 31,112
Shares issued to shareholders in payment of distributions declared	--	--	1	7
Shares redeemed	(217)	(1,669)	(248)	(1,944)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	2,699	$ 20,703	3,136	$ 29,175

	Six Months Ended June 30, 2002		Period Ended December 31, 2001 (3)
Class A Shares	Shares	Dollars	Shares	Dollars
Shares sold	9	$ 70	63	$ 584
Shares issued to shareholders in payment of distributions declared	--	--	--	--
Shares redeemed	--	(3)	(58)	(495)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	9	$ 67	5	$ 89

	Six Months Ended June 30, 2002		Period Ended December 31, 2001 (3)
Class B Shares	Shares	Dollars	Shares	Dollars
Shares sold	13	$ 102	14	$ 119
Shares issued to shareholders in payment of distributions declared	--	--	--	--
Shares redeemed	(1)	(9)	(4)	(28)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	12	$ 93	10	$ 91

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	2,720	$ 20,863	3,151	$ 29,355

	Mid Corp America				New Economy
	Six Months Ended June 30, 2002		Period Ended December 31, 2001 (3)		Six Months Ended June 30, 2002		Period Ended December 31, 2001 (3)
Trust Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,648	$ 39,464	5,178	$ 52,285	1,100	$ 11,726	1,066	$ 10,762
Shares issued to shareholders in payment of distributions declared	--	--	5	54	--	--	1	15
Shares redeemed	(511)	(5,562)	(85)	(841)	(47)	(483)	(35)	(334)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	3,137	$ 33,902	5,098	$ 51,498	1,053	$ 11,243	1,032	$ 10,443

	Six Months Ended June 30, 2002		Period Ended December 31, 2001 (3)		Six Months Ended June 30, 2002		Period Ended December 31, 2001 (3)
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	40	$ 410	28	$ 281	12	$ 136	13	$ 133
Shares issued to shareholders in payment of distributions declared	--	--	--	--	--	--	--	--
Shares redeemed	(4)	(39)	(1)	(8)	(5)	(58)	--	(4)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	36	$ 371	27	$ 273	7	$ 78	13	$ 129

	Six Months Ended June 30, 2002		Period Ended December 31, 2001 (3)		Six Months Ended June 30, 2002		Period Ended December 31, 2001 (3)
Class B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	145	$ 1,548	107	$ 1,075	44	$ 458	46	$ 463
Shares issued to shareholders in payment of distributions declared	--	--	--	1	--	--	--	--
Shares redeemed	(6)	(63)	(1)	(10)	(2)	(22)	--	(2)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	139	$ 1,485	106	$ 1,066	42	$ 436	46	$ 461

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	3,312	$ 35,758	5,231	$ 52,837	1,102	$ 11,757	1,091	$ 11,033

	Mortgage Securities				Ohio Tax-Free
	Six Months Ended June 30, 2002		Year Ended December 31, 2001		Six Months Ended June 30, 2002		Year Ended December 31, 2001
Trust Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	687	$ 5,829	892	$ 7,343	146	$ 3,094	444	$ 9,503
Shares issued to shareholders in payment of distributions declared	25	210	48	397	3	70	10	212
Shares redeemed	(458)	(3,901)	(546)	(4,493)	(155)	(3,302)	(706)	(15,128)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	254	$ 2,138	394	$ 3,247	(6)	$ (138)	(252)	$ (5,413)

	Six Months Ended June 30, 2002		Year Ended December 31, 2001		Six Months Ended June 30, 2002		Year Ended December 31, 2001
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	217	$ 1,876	8	$ 68	34	$ 736	43	$ 928
Shares issued to shareholders in payment of distributions declared	2	15	4	30	1	19	2	52
Shares redeemed	(4)	(30)	(9)	(72)	(14)	(302)	(6)	(137)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	215	$ 1,861	3	$ 26	21	$ 453	39	$ 843

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	469	$ 3,999	397	$ 3,273	15	$ 315	(213)	$ (4,570)

	Michigan Tax-Free				Fixed Income Securities
	Six Months Ended June 30, 2002		Year Ended December 31, 2001		Six Months Ended June 30, 2002		Year Ended December 31, 2001
Trust Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	80	$ 844	287	$ 3,098	783	$ 16,138	1,341	$ 24,238
Shares issued to shareholders in payment of distributions declared	1	15	4	42	63	1,298	143	2,937
Shares redeemed	(216)	(2,294)	(256)	(2,761)	(857)	(17,627)	(2,075)	(42,634)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	(135)	$ (1,435)	35	$ 379	(11)	$ (191)	(591)	$ (15,459)

	Six Months Ended June 30, 2002		Year Ended December 31, 2001		Six Months Ended June 30, 2002		Year Ended December 31, 2001
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	41	$ 437	5	$ 48	8	$ 175	5	$ 102
Shares issued to shareholders in payment of distributions declared	6	63	24	257	1	21	2	46
Shares redeemed	(52)	(557)	(114)	(1,236)	(2)	(50)	(5)	(104)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(5)	$ (57)	(85)	$ (931)	7	$ 146	2	$ 44

	Six Months Ended June 30, 2002		Year Ended December 31, 2001		Six Months Ended June 30, 2002		Year Ended December 31, 2001
Class B Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold					15	$ 318	24	$ 488
Shares issued to shareholders in payment of distributions declared					1	11	--	8
Shares redeemed					(1)	(18)	(1)	(29)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS					15	$ 311	23	$ 467

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(140)	$ (1,492)	(50)	$ (552)	11	$ 266	(566)	$ (14,948)

	Intermediate Government Income				Short/Intermediate Fixed Income Securities
	Six Months Ended June 30, 2002		Year Ended December 31, 2001		Six Months Ended June 30, 2002		Year Ended December 31, 2001
Trust Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	558	$ 5,807	1,241	$ 11,505	461	$ 9,051	1,166	$ 20,954
Shares issued to shareholders in payment of distributions declared	39	406	94	973	46	898	106	2,094
Shares redeemed	(731)	(7,641)	(2,022)	(20,993)	(444)	(8,697)	(1,446)	(28,701)

NET CHANGE RESULTING FROM TRUST SHARE TRANSACTIONS	(134)	$ (1,428)	(687)	$ (8,515)	63	$ 1,252	(174)	$ (5,653)

	Six Months Ended June 30, 2002		Year Ended December 31, 2001		Six Months Ended June 30, 2002		Year Ended December 31, 2001
Class A Shares	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	103	$ 1,089	13	$ 134
Shares issued to shareholders in payment of distributions declared	3	31	7	68
Shares redeemed	(8)	(79)	(23)	(238)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	98	$ 1,041	(3)	$ (36)

NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(36)	$ (387)	(690)	$ (8,551)	63	$ 1,252	(174)	$ (5,653)

(1) Interfund Shares commenced operations on September 4, 2001.
(2) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.
(3) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(4) Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee --Huntington Asset Advisors, Inc., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment adviser fee based on a percentage of each Fund's average daily net assets as listed below.

Fund	Tiered	Annual Rate
Money Market, Ohio Municipal Money Market, and Florida Tax-Free Money	Up to $500 million On the next $500 million On $1 billion and more	0.30% 0.25% 0.20%

Fund		Annual Rate
U.S. Treasury Money Market		0.20%
Growth		0.60%
Income Equity		0.60%
Rotating Index		0.50%
Dividend Capture		0.75%
International Equity		1.00%
Mid Corp America		0.75%
New Economy		0.85%
Mortgage Securities		0.50%
Ohio Tax-Free		0.50%
Michigan Tax-Free		0.50%
Fixed Income		0.50%
Intermediate Government Income		0.50%
Short/Intermediate Fixed Income		0.50%

Administrative and Financial Administration Fees --Federated Services Company ("FServ") provides the Funds with certain administrative personnel and services. The Huntington National Bank (the "Bank") currently serves as sub-administrator to the Trust, assisting with the provision of administrative services necessary to operate the Funds. The bank also serves as financial administrator providing portfolio accounting services to the Funds. The fees paid for administrative and sub-administrative services are based on the level of average aggregate net assets of the Trust for the period.

Distribution and Shareholder Services Fees --The Huntington Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc. ("Edgewood"), the principal distributor, for distribution and shareholder services in connection with Investment A Shares and Investment B Shares. The Plan provides that each Fund may incur distribution and shareholder service expenses up to 0.25% and 1.00% of the daily net assets of each Fund's Investment A Shares and Investment B Shares, respectively, to compensate Edgewood. Investment A Shares and Trust Shares are also subject to a shareholder services fee of 0.25% of a Fund's average daily net assets. Trust Shares are not subject to Rule 12b-1 fees.

Transfer and Dividend Disbursing Agent Fees and Expenses --Effective June 10, 2002, Unified Fund Services, Inc. ("Unified") became transfer and dividend disbursing agent for the Funds. Prior to this date State Street Bank and Trust Company provided these services. For its services, Unified receives fees based on the size, type, and number of accounts and transactions made by shareholders.

Custodian Fees --The Bank is the custodian for the Funds, except for International Equity for which State Street Bank and Trust Company serves in that capacity. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

General --Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

(5) Rotating Index Fund Structure

Due to the net asset level of the Rotating Index Fund ("Fund"), in accordance with its prospectus, the Fund sought to achieve its investment objectives in other mutual funds with similar investment objectives ("Underlying Fund"). As a result, investors in the Fund incurred expenses of both the Fund and Underlying Fund, including transaction costs related to the purchases and sales of Underlying Fund shares.

(6) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities (and in-kind contributions), for the period ended June 30, 2002 were as follows:

Fund	Purchases	Sales
Growth	$26,318,583	$27,804,037
Income Equity	20,841,923	23,777,418
Rotating Index	20,522,001	9,145,141
Dividend Capture	18,066,161	12,526,688
International Equity	35,730,951	17,251,751
Mid Corp America	39,704,662	4,639,127
New Economy	11,917,271	2,489,613
Mortgage Securities	17,078,254	11,399,608
Ohio Tax-Free	3,407,235	3,386,273
Michigan Tax-Free	1,090,791	2,558,895
Fixed Income	41,516,053	43,150,043
Intermediate Government Income	13,253,262	10,266,845
Short/Intermediate Fixed Income	35,435,749	31,271,773

(7) Concentration of Credit Risk

Since Ohio Municipal Money Market, Florida Tax-Free Money, Ohio Tax-Free and Michigan Tax-Free invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at June 30, 2002, the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated below. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency is also indicated below.

Fund	% of Portfolio Guaranteed/Insured	% of Portfolio Backed by Largest Guarantor/Insurer
Ohio Municipal Money Market	66.0%	9.5%
Florida Tax-Free Money	89.7%	19.2%
Ohio Tax-Free	27.2%	11.9%
Michigan Tax-Free	55.5%	19.9%

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.

27608 (8/02)

[Logo of Huntington Funds]

THE HUNTINGTON
NATIONAL BANK,
a subsidiary of
Huntington Bancshares, Inc.
is the Custodian, Sub-Administrator
and Financial Administrator of
The Huntington Funds.

Huntington Asset Advisors, Inc.,
a subsidiary of The Huntington
National Bank, serves as Investment
Adviser to the Funds. Federated
Services Co. and Edgewood
Services, Inc., the Administrator
and Distributor of The Huntington
Funds, respectively, are not
affiliated with The Huntington
National Bank.

[Logo of Huntington Funds]

(800) 253-0412

27608 (8/02)